UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

WISDOMTREE TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Attention WisdomTree Shareholder

VOTE NOW

The Board of Trustees of the WisdomTree Trust requests your vote on the important proposals described in the attached Proxy Statement. The Board has unanimously approved these proposals and recommends that shareholders vote in favor of each proposal. You can vote your shares using one of the methods below.

TALK TO A LIVE AGENT

To cast your vote by phone with a live representative, call toll-free [1-                    ],

Monday through Friday 9:00 a.m. to 11:00 p.m. (ET), and provide the representative with the control number that appears on your proxy card.

BY INTERNET Go to [www. .com] and enter the control number that appears on your proxy card and follow the online instructions.	BY TOUCH-TONE PHONE Call toll-free [1- ] and enter the control number found on your proxy card.

BY MAIL Complete, sign and date the enclosed proxy card and return it by mail in the enclosed postage-paid envelope.	IN PERSON Attend the Special Meeting of Shareholders and vote in person.

If you have questions about this proxy solicitation, please call

D.F. King & Co., Inc., the Funds’ proxy solicitor, at

[1-                    ].

Monday through Friday 9:00 a.m. to 11:00 p.m. (ET)

WISDOMTREE TRUST

May 9, 2012

Dear WisdomTree Fund Shareholder:

We appreciate your investment in the WisdomTree Family of Funds. I am writing to encourage you to vote on important matters that impact your investment. A Special Meeting of Shareholders of each Fund of WisdomTree Trust listed on the attached Notice of Special Meeting of Shareholders has been set for June 29, 2012. We ask that you read the accompanying materials carefully and cast your vote on the matters described below.

1.	New Investment Advisory Agreement. Shareholders of the Funds are being asked to vote to approve a new investment advisory agreement with WisdomTree Asset Management, Inc., the Funds’ Investment Adviser. The largest shareholder of WisdomTree Investments, Inc., the parent company of the Investment Adviser, has indicated his ownership percentage, currently 25.5%, may drop below 25%. This reduction in ownership is not expected to have any impact on the operations of the Investment Adviser or the Funds. However, for regulatory purposes, this could be considered a change of control of the Investment Adviser’s parent company and could be deemed to cause a termination of the Funds’ investment advisory agreement. Therefore, in order to ensure continuity and avoid any disruption in the Funds’ operations, Fund shareholders are being asked to approve a new investment advisory agreement that would become effective immediately upon such change in control. The new advisory agreement will have identical terms and fees as the Funds’ existing advisory agreement and will not result in any changes to the day-to-day management and operations of the Funds. This is Proposal 1 on the enclosed ballot.

2.	New Sub-Advisory Agreement. Shareholders of the Funds are also being asked to vote to approve a new investment sub-advisory agreement for each Fund. Currently, either Mellon Capital Management Corporation or The Dreyfus Corporation serves as the investment Sub-Adviser for each Fund. The potential change in control of the Investment Adviser’s parent company described above also could be deemed to cause a termination of each Fund’s existing sub-advisory agreement. Therefore, in order to ensure continuity and avoid any disruption in the Funds’ operations, shareholders of each Fund are being asked to approve a new sub-advisory agreement for each Fund that would become effective immediately upon such change in control. The new sub-advisory agreement will have identical terms and fees as each Fund’s existing sub-advisory agreement and will not result in any changes to the day-to-day management and operations of the Funds. Because there are multiple agreements with the Sub-Advisers, the approval of the investment sub-advisory agreement for each Fund is covered in Proposal 2A, 2B or 2C on the enclosed ballot. Each Fund has a separate sub-advisory agreement and you are being asked to vote only on the agreement applicable to the Fund(s) in which you invest.

3.	Future Changes to Sub-Advisory Arrangements. Generally, an investment company must obtain shareholder approval to retain a new-sub-adviser or materially amend a sub-advisory contract. However, WisdomTree Trust obtained an Order from the Securities and Exchange Commission in 2010 that permits certain series of the Trust to appoint one or more new sub-advisers and to make material changes to sub-advisory contracts without shareholder approval. Any such appointments and changes must be approved by WisdomTree Trust’s Board of Trustees. You are being asked to approve the implementation of this Order with respect to your Fund(s).

Approval of this proposal should help the Funds avoid unnecessary costs and provide the Funds with additional flexibility to achieve their respective investment objectives. Most of the WisdomTree Funds are either index funds that track the performance of an underlying equity index or currency funds whose performance corresponds to the performance of an underlying currency. Unlike traditional actively managed funds, where performance is driven by an adviser or sub-adviser’s specific strategy and decisions, the primary driver of performance for these Funds is an underlying index or currency. Each Fund’s investment objective is best achieved by closely matching the performance of its underlying index or currency. Shareholders who invest in such funds generally do so for exposure to the index or currency rather than reliance on a particular adviser or sub-adviser’s ability to generate outperformance. The process to obtain shareholder approval of new sub-advisory arrangements can take several months and cost hundreds of thousands of dollars. For these reasons, requiring shareholder approval of changes to the sub-advisory arrangements for the index and currency Funds could result in minimal additional value to shareholders but significant expenditure of time and money. If this proposal is approved, each Fund will be able to select one or more investment sub-advisers solely on the basis of merit without concern for the costs and time required to solicit and obtain shareholder approval. Two Funds described herein (the Australia & New Zealand Debt Fund and the Euro Debt Fund) are actively managed. As such, they would benefit from the ability to quickly replace underperforming sub-advisers without incurring the costs and time necessary for a shareholder vote. In all cases, shareholder interests will continue to be protected because the Board of Trustees will review and approve all sub-advisory arrangements and will monitor the performance of each sub-adviser on an ongoing basis. The Board will have the opportunity to lower such fees if it determines that the Investment Adviser has achieved cost advantages or economies of scale from any sub-advisory arrangement that should be passed on to Fund shareholders. Fund fees will not be impacted by this proposal. The Investment Adviser will continue to pay all sub-advisory fees. This is Proposal 3 on the enclosed ballot.

If you are a shareholder of record and held shares as of the close of business on May 3, 2012 of any of the Funds listed on the attached Notice of Special Meeting you are entitled to vote at the Meeting. This is true even if you no longer own your Fund shares. The Funds’ Board of Trustees recommends that you vote in favor of each proposal applicable to you.

You can vote in one of four ways:

•	By mail with the enclosed proxy card – be sure to sign, date and return it in the enclosed postage-paid envelope,

•	Through the website listed in the proxy voting instructions,

•	By telephone using the toll-free number listed in the proxy voting instructions, or

•	In person at the shareholder meeting on June 29, 2012.

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We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. Your vote is extremely important. We ask that you take the time to carefully consider and vote on these important proposals. Please read the enclosed information carefully before voting. If you have questions, please call D.F. King & Co., Inc., the Funds’ proxy solicitor, at [1-                    ].

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to WisdomTree Trust prior to the Meeting, or by voting in person at the Meeting.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Respectfully,

/s/ Jonathan Steinberg
Jonathan Steinberg
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

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VERY IMPORTANT NEWS FOR SHAREHOLDERS

You are being asked to vote on matters that impact your Fund investment. The following “Questions and Answers” section is designed to help you understand the important matters you are being asked to consider. It is a summary intended to assist you and is not as detailed as the discussion found in the attached Proxy Statement. For this reason, this section should be read in conjunction with the Proxy Statement and is qualified in its entirety by reference to the Proxy Statement.

QUESTIONS AND ANSWERS

Q.	Why am I receiving these Proxy Materials?

A.	You are receiving these proxy materials because you are a shareholder of one or more WisdomTree Funds listed on the attached Notice of Special Meeting of Shareholders. The Board of Trustees of WisdomTree Trust has approved certain changes to the Funds. These changes will not take effect unless and until they are approved by Fund shareholders. As a Fund shareholder you have the right to vote on these matters. The Board of Trustees recommends that you vote to approve these matters.

Q.	What matters am I being asked to vote on?

A.	You are being asked to vote on the following matters.

Proposal 1: Approval of a New Investment Advisory Agreement for Each Fund

The Board of Trustees recommends that you vote to approve Proposal 1.

Summary: You are being asked to vote to approve a new investment advisory agreement with WisdomTree Asset Management, Inc., the Funds’ current Investment Adviser. The new investment advisory agreement will have terms that are identical to the terms of the existing investment advisory agreement and would go into effect only in the event of the change of control described herein. The new agreement will have identical terms and fees as the Funds’ existing agreement and will not result in any changes to the day-to-day management and operations of the Funds.

Discussion: You are being asked to vote to approve the new advisory agreement because the largest shareholder of WisdomTree Investments, Inc., the parent company of the Investment Adviser, has indicated his ownership percentage, currently 25.5%, may drop below 25%. The Investment Adviser is a wholly-owned subsidiary of WisdomTree Investments. The single largest shareholder of WisdomTree Investments currently owns over 25% of the shares of WisdomTree Investments. This shareholder is therefore presumed to have “control” of WisdomTree Investments under the laws and regulations applicable to investment companies such as the Funds, specifically, the Investment Company Act of 1940. The reduction of this shareholder’s ownership interest to

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below 25% is not expected to have any impact on the operations of WisdomTree Investments, the Investment Adviser or the Funds. This shareholder will remain the largest shareholder of WisdomTree Investments. However, for regulatory purposes, this could be considered a change of control of WisdomTree Investments and the Investment Adviser and could be deemed to cause a termination of the Funds’ investment advisory agreement. In order to ensure continuity and avoid any disruption in the operation of the Funds, a new advisory agreement should be in effect upon termination so that the Investment Adviser can continue to manage each Fund’s investments. Therefore, Fund shareholders are being asked to consider and approve a new investment advisory agreement that would become effective immediately upon such change in control. The approval of the new advisory agreement will not have any impact on the operation of WisdomTree Investments, the Investment Adviser or the Funds. The fees, services and terms of the new advisory agreement are identical to the fees, services and terms of each Fund’s current advisory agreement. The personnel, officers and managers of the Investment Adviser will remain the same. Neither the operation of the Funds nor the fees you pay on your Fund investment will change.

Proposals 2A, 2B and 2C: Approval of a New Sub-Advisory Agreement for Each Fund

The Board of Trustees recommends that you vote to approve the proposal applicable to your Fund(s).

Summary: You are being asked to vote to approve a new investment sub-advisory agreement with the current Sub-Adviser for each Fund. The new investment sub-advisory agreement will have terms that are identical to the terms of the existing sub-advisory agreement and would go into effect only in the event of the change of control described herein. The new agreement will have identical terms and fees as each Fund’s existing agreement and will not result in any changes to the day-to-day management and operations of the Funds.

Discussion: You are also being asked to vote to approve a new investment sub-advisory agreement with the current investment Sub-Adviser to each Fund. Presently, either Mellon Capital Management Corporation or The Dreyfus Corporation serves as investment Sub-Adviser to each Fund. The potential change of control of WisdomTree Investments described in Proposal 1 above could also be deemed to cause a termination of each Fund’s existing sub-advisory agreement. Therefore, in order to ensure continuity and avoid any potential disruption in the Funds’ operations, shareholders of each Fund are being asked to approve a new sub-advisory agreement for each Fund that would become effective immediately upon such change in control. The approval of the new sub-advisory agreement for each Fund will not have any impact on the operation of the Investment Adviser, the Sub-Advisers or the Funds. The fees, services and terms of each Fund’s new sub-advisory agreement are identical to the fees, services and terms of each Fund’s current sub-advisory agreement. Neither the operation of the Funds nor the fees you pay on your Fund investment will change. Because there are three sub-advisory agreements, the approval of each Fund’s new sub-advisory agreement is covered in Proposal 2A, 2B or 2C. You are asked to vote only on the proposal applicable to your Fund.

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Proposal 3: Approval to Make Future Changes to Sub-Advisory Arrangements Without a Shareholder Vote

The Board of Trustees recommends that you vote to approve Proposal 3.

Summary: You are being asked to vote to permit your Fund(s) to retain one or more sub-advisers or to amend the terms of an existing sub-advisory agreement without shareholder approval. This should benefit the Funds by allowing them to hire investment sub-advisers solely on the basis of merit without concern for the significant costs and time expenditure required to solicit and obtain shareholder approval. Shareholder interests will continue to be protected by the Board of Trustees who will review and approve all sub-advisory arrangements and will monitor the performance of each sub-adviser on an ongoing basis. The Board will monitor the level of fees paid to the Investment Adviser and each sub-adviser and will have the opportunity to ensure that any economies of scale or cost benefits as a result of a new sub-advisory arrangement are passed on to Fund shareholders in the form of lower Fund fees.

Discussion: You are being asked to vote to permit your Fund(s) to retain one or more sub-advisers or to amend the terms of an existing sub-advisory agreement without a shareholder vote. Generally, an investment company must obtain shareholder approval to retain a new-sub-adviser or materially amend a sub-advisory contract. However, WisdomTree Trust obtained an Order from the Securities and Exchange Commission in 2010 that permits certain series of the Trust to appoint one or more new sub-advisers and to make material changes to sub-advisory contracts without shareholder approval. Any such appointments and changes must be approved by WisdomTree Trust’s Board of Trustees. You are being asked to approve the implementation of this Order with respect to your Fund(s).

Approval of this proposal should help the Funds avoid unnecessary costs and provide the Funds with additional flexibility to achieve their respective investment objectives. Most of the WisdomTree Funds are either index funds that track the performance of an underlying equity index or currency funds whose performance corresponds to the performance of an underlying currency. Unlike traditional actively managed funds, where performance is driven by an adviser or sub-adviser’s specific strategy and decisions, the primary driver of performance for these Funds is an underlying index or currency. Each Fund’s investment objective is best achieved by closely matching the performance of its underlying index or currency. Shareholders who invest in such funds generally do so for exposure to the index or currency rather than reliance on a particular adviser or sub-adviser’s ability to generate outperformance. The process to obtain shareholder approval of new sub-advisory arrangements can take several months and cost hundreds of thousands of dollars. For these reasons, requiring shareholder approval of changes to the sub-advisory arrangements for the index and currency Funds could result in minimal additional value to shareholders but significant expenditure of time and money. If this proposal is approved, each Fund will be able to select one or more investment sub-advisers solely on the basis of merit without concern for the costs and time required to solicit and obtain shareholder approval. Two Funds described herein (the Australia & New Zealand Debt Fund and the Euro Debt Fund) are actively managed. As such, they would benefit from the ability to quickly replace underperforming sub-advisers without incurring the costs and time necessary for a shareholder vote.

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Shareholder interests will continue to be protected by the Board of Trustees, which is required to review and approve all sub-advisory arrangements. The Board consists of a majority of persons that are “independent” of the Investment Adviser and any sub-adviser. When considering and approving new sub-adviser(s) or changes to sub-advisory contracts, the Board will analyze and consider the factors it deems relevant, such as the nature, quality and scope of services to be provided by the sub-adviser, the capabilities of the sub-adviser and the performance of funds managed by the sub-adviser.

The Investment Adviser, not the Funds, will continue to pay all sub-advisory fees. The fees paid by each Fund to the Investment Adviser and any sub-adviser are subject to Board review and approval. The Board will monitor the level of fees paid to the Investment Adviser and each sub-adviser and will have the opportunity to lower such fees if it determines that the Investment Adviser has achieved cost advantages or economies of scale from any sub-advisory arrangement that should be passed on to Fund shareholders.

Q.	Why am I being asked to vote?

A.	As a shareholder of a Fund you are entitled to vote on these matters. Your vote is very important. We encourage you to read these materials and vote in accordance with the instructions on your proxy card.

Q.	Will there be any changes to the Funds’ other service providers as a result of the proposals?

A.	No. If the proposals are approved the operations of the Funds and the Funds’ service providers are expected to remain unchanged.

Q.	Will the Funds’ fees increase?

A.	No. The fees charged by each Fund will remain the same. The fee rates under the new advisory and sub-advisory agreements are identical to those under the current advisory and sub-advisory agreements. Services also will remain the same.

Q.	Who is paying the costs of this proxy and the Special Meeting of Shareholders?

A.	The Investment Adviser is paying all fees, costs and expenses associated with the proxy and the Special Meeting of Shareholders.

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Q.	Who is asking for my vote?

A.	The enclosed proxy is being solicited by the Board of Trustees for use at the Special Meeting of Shareholders to be held on June 29, 2012, and, if the Special Meeting of Shareholders is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Special Meeting of Shareholders.

Q.	How does the Board suggest that I vote?

A.	After careful consideration, the Board unanimously recommends that you vote “FOR” the proposals contained in the Proxy Statement. Please see the section entitled “Board Recommendation” with respect to each proposal for a discussion of the Board’s considerations in making such recommendations.

Q.	Why am I receiving information about Funds I do not own?

A.	The proposals are similar for each Fund, and management of the Funds has concluded that it is most cost-effective to hold the Meeting concurrently for all of the Funds. You will be asked to vote separately on the proposal with respect to the Fund(s) that you own. A favorable or unfavorable vote on a proposal by the shareholders of one Fund will not affect the voting and implementation of the proposal by another Fund.

Q.	What vote is required to approve the proposal?

A.	To be approved with respect to a particular Fund, the proposals must be approved by a vote of a majority of the outstanding voting securities of that Fund. The “vote of a majority of the outstanding voting securities” is defined in the Investment Company Act of 1940 as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote thereon present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Q.	Will my vote make a difference?

A.	Yes! Your vote is needed to ensure that the proposal can be acted upon. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy card, on the Internet or over the phone will help save the costs of any further solicitations.

Q.	If I am a small investor, why should I bother to vote?

A.	You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Funds may not receive enough votes to go forward with the Meeting. If this happens, the Funds will need to solicit votes again. This may delay the Meeting and the approval of the proposals as well as generate unnecessary costs.

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Q.	How do I place my vote?

A.	You may provide a Fund with your vote by mail with the enclosed proxy card, by Internet by following the instructions in the proxy voting instructions, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Funds’ proxy solicitation agent at the telephone number below.

Q.	Whom do I call if I have questions?

A.	We will be happy to answer your questions about this proxy solicitation. If you have questions, please call D.F. King & Co., Inc., the Funds’ proxy solicitor, at [1- ].

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to WisdomTree Trust prior to the Meeting, or by voting in person at the Meeting.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

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WISDOMTREE TRUST

380 Madison Avenue, 21st Floor

New York, NY 10017

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 29, 2012

Notice is hereby given that a Special Meeting of Shareholders of WisdomTree Trust (the “Trust”) and each of its respective series listed below (each, a “Fund” and collectively, the “Funds”) will be held at the offices of the Trust, 380 Madison Avenue, 21st Floor, New York, New York 10017 on June 29, 2012 at 8:00 a.m. Eastern Time. Fund shareholders are asked to vote on each of the matters listed below. Your vote is very important and you are requested to cast your vote in accordance with the instructions below.

PROPOSAL		SHAREHOLDERS SOLICITED TO VOTE

1.	The Approval of a New Investment Advisory Agreement between the Trust and WisdomTree Asset Management, Inc. (the “Investment Adviser”), to go into effect if there is a subsequent change of control of the Investment Adviser, as described herein	All Funds

2A.	The Approval of a New Investment Sub-Advisory Agreement between the Investment Adviser and Mellon Capital Management Corporation (“Mellon Capital”), with respect to each of these Funds, to go into effect if there is a subsequent change of control of the Investment Adviser, as described herein

Asia Pacific ex-Japan Fund

Australia Dividend Fund

Commodity Country Equity Fund

DEFA Fund

DEFA Equity Income Fund

Dividend ex-Financials Fund

Earnings 500 Fund

Emerging Markets Equity Income Fund

Emerging Markets SmallCap Dividend Fund

Equity Income Fund

Europe SmallCap Dividend Fund

Global Equity Income Fund

Global ex-US Growth Fund

Global ex-US Real Estate Fund

Global ex-US Utilities Fund

Global Natural Resources Fund

International Dividend ex-Financials Fund

International LargeCap Dividend Fund

International MidCap Dividend Fund

x

PROPOSAL		SHAREHOLDERS SOLICITED TO VOTE

International SmallCap Dividend Fund

Japan Hedged Equity Fund

Japan SmallCap Dividend Fund

LargeCap Dividend Fund

LargeCap Value Fund

MidCap Dividend Fund

MidCap Earnings Fund

SmallCap Dividend Fund

SmallCap Earnings Fund

Total Dividend Fund

Total Earnings Fund

2B.	The Approval of a New Investment Sub-Advisory Agreement between the Investment Adviser and Mellon Capital, with respect to this Fund, to go into effect if there is a subsequent change of control of the Investment Adviser, as described herein	LargeCap Growth Fund

2C.	The Approval of a New Investment Sub-Advisory Agreement between the Investment Adviser and The Dreyfus Corporation, with respect to each of these Funds, to go into effect if there is a subsequent change of control of the Investment Adviser, as described herein

Australia & New Zealand Debt Fund

Euro Debt Fund

WisdomTree Dreyfus Brazilian Real Fund

WisdomTree Dreyfus Chinese Yuan Fund

WisdomTree Dreyfus Emerging Currency Fund

WisdomTree Dreyfus Indian Rupee Fund

WisdomTree Dreyfus Japanese Yen Fund

WisdomTree Dreyfus South African Rand Fund

3.	Approval to Make Future Changes to Sub-Advisory Arrangements Without a Shareholder Vote	All Funds

4.	To transact such other business as may properly come before the Meeting

After careful consideration, the Board of Trustees of the Trust unanimously recommends that shareholders vote “FOR” each of the proposals.

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Shareholders of record at the close of business on May 3, 2012 are entitled to notice of, and to vote at, the Meeting, even if such shareholders no longer own such shares.

We call your attention to the accompanying Proxy Statement. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Trust prior to the Meeting, or by voting in person at the Meeting.

By Order of the Board of Trustees,

/s/ Jonathan Steinberg
Jonathan Steinberg
President

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

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WISDOMTREE TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

FUNDS PARTICIPATING IN THE MEETING

ON JUNE 29, 2012

DOMESTIC EQUITY FUNDS

Dividend	Earnings
Dividend ex-Financials Fund Equity Income Fund LargeCap Dividend Fund MidCap Dividend Fund SmallCap Dividend Fund Total Dividend Fund	Earnings 500 Fund LargeCap Growth Fund LargeCap Value Fund MidCap Earnings Fund SmallCap Earnings Fund Total Earnings Fund

INTERNATIONAL EQUITY FUNDS

Developed World ex-US

Australia Dividend Fund

(formerly, Pacific ex-Japan Equity Income Fund)

DEFA Fund

DEFA Equity Income Fund

Europe SmallCap Dividend Fund

International Dividend ex-Financials Fund

International LargeCap Dividend Fund

International MidCap Dividend Fund

International SmallCap Dividend Fund

Japan Hedged Equity Fund

Japan SmallCap Dividend Fund

Global/Global ex-US

Asia Pacific ex-Japan Fund

(formerly, Pacific ex-Japan Total Dividend Fund)

Commodity Country Equity Fund

(formerly, International Basic Materials Sector Fund)

Global Equity Income Fund

Global ex-U.S. Growth Fund

(formerly, World ex-U.S. Growth Fund)

Global ex-U.S. Real Estate Fund

(formerly, International Real Estate Fund)

Global ex-U.S. Utilities Fund

(formerly, International Utilities Sector Fund)

Global Natural Resources Fund

(formerly, International Energy Sector Fund)

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Emerging/Frontier Markets

Emerging Markets Equity Income Fund

Emerging Markets SmallCap Dividend Fund

CURRENCY FUNDS

Developed Markets

WisdomTree Dreyfus Japanese Yen Fund

Emerging Markets

WisdomTree Dreyfus Brazilian Real Fund

WisdomTree Dreyfus Chinese Yuan Fund

WisdomTree Dreyfus Emerging Currency Fund

WisdomTree Dreyfus Indian Rupee Fund

WisdomTree Dreyfus South African Rand Fund

FIXED INCOME FUNDS

Developed Markets

Australia & New Zealand Debt Fund

Euro Debt Fund

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TABLE OF CONTENTS

(continued)

-xvi-

APPENDICES INDEX

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WISDOMTREE TRUST

380 Madison Avenue, 21st Floor

New York, NY 10017

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 29, 2012

This Proxy Statement and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Board of Trustees of WisdomTree Trust (the “Trust”). The proxies are being solicited for use at a Special Meeting of Shareholders of the Trust to be held at the offices of the Trust, 380 Madison Avenue, 21st Floor, New York, New York 10017 on June 29, 2012 at 8:00 a.m. Eastern Time, and at any and all adjournments or postponements thereof.

The Board of Trustees has called the Meeting and is soliciting proxies from shareholders of each series of the Trust listed below (each, a “Fund” and collectively, the “Funds”) for the purposes listed below:

PROPOSAL		SHAREHOLDERS SOLICITED TO VOTE

1.	The Approval of a New Investment Advisory Agreement between the Trust and WisdomTree Asset Management, Inc. (the “Investment Adviser”), to go into effect if there is a subsequent change of control of the Investment Adviser, as described herein	All Funds

2A.	The Approval of a New Investment Sub-Advisory Agreement between the Investment Adviser and Mellon Capital Management Corporation (“Mellon Capital”), with respect to each of these Funds, to go into effect if there is a subsequent change of control of the Investment Adviser, as described herein

Asia Pacific ex-Japan Fund

Australia Dividend Fund

Commodity Country Equity Fund

DEFA Fund

DEFA Equity Income Fund

Dividend ex-Financials Fund

Earnings 500 Fund

Emerging Markets Equity Income Fund

Emerging Markets SmallCap Dividend Fund

Equity Income Fund

1

PROPOSAL		SHAREHOLDERS SOLICITED TO VOTE

Europe SmallCap Dividend Fund

Global Equity Income Fund

Global ex-US Growth Fund

Global ex-US Real Estate Fund

Global ex-US Utilities Fund

Global Natural Resources Fund

International Dividend ex-Financials Fund

International LargeCap Dividend Fund

International MidCap Dividend Fund

International SmallCap Dividend Fund

Japan Hedged Equity Fund

Japan SmallCap Dividend Fund

LargeCap Dividend Fund

LargeCap Value Fund

MidCap Dividend Fund

MidCap Earnings Fund

SmallCap Dividend Fund

SmallCap Earnings Fund

Total Dividend Fund

Total Earnings Fund

2B.	The Approval of a New Investment Sub-Advisory Agreement between the Investment Adviser and Mellon Capital, with respect to this Fund, to go into effect if there is a subsequent change of control of the Investment Adviser, as described herein	LargeCap Growth Fund

2C.	The Approval of a New Investment Sub-Advisory Agreement between the Investment Adviser and The Dreyfus Corporation, with respect to each of these Funds, to go into effect if there is a subsequent change of control of the Investment Adviser, as described herein

Australia & New Zealand Debt Fund

Euro Debt Fund

WisdomTree Dreyfus Brazilian Real Fund

WisdomTree Dreyfus Chinese Yuan Fund

WisdomTree Dreyfus Emerging Currency Fund

WisdomTree Dreyfus Indian Rupee Fund

WisdomTree Dreyfus Japanese Yen Fund

WisdomTree Dreyfus South African Rand Fund

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PROPOSAL		SHAREHOLDERS SOLICITED TO VOTE

3.	Approval to Make Future Changes to Sub-Advisory Arrangements Without a Shareholder Vote	All Funds

4.	To transact such other business as may properly come before the Meeting

This Proxy Statement and the accompanying notice and the proxy card are being first mailed to shareholders on or about May 14, 2012.

The Board has determined that the use of this Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of the other Funds.

You are entitled to vote at the Meeting of each Fund of which you are a shareholder as of the close of business on May 3, 2012 (the “Record Date”).

If you have any questions about the proposals or about voting, please call D.F. King & Co., Inc., the Funds’ proxy solicitor, at [1-                    ].

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE MEETING TO BE HELD ON JUNE 29, 2012

This Proxy Statement is available at [www.                    ]. In addition, shareholders of the Funds sub-advised by Mellon Capital Management Corporation can find important information about each Fund in the Fund’s annual report, dated March 31, 2011, including financial reports for the fiscal year ended March 31, 2011, and in any recent semi-annual report succeeding such annual report, if any. Shareholders of the Funds sub-advised by The Dreyfus Corporation can find important information about each Fund in the Fund’s annual report, dated August 31, 2011, including financial reports for the fiscal year ended August 31, 2011, and in any recent semi-annual report succeeding such annual report, if any. You may obtain copies of these reports without charge by writing to the Trust, by calling the telephone number shown on the front page of this Proxy Statement or at [www.                    ].

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A. OVERVIEW OF THE PROPOSALS

PROPOSAL 1: Approval of the New Investment Advisory Agreement

Proposal 1 relates to the approval of a new investment advisory agreement with WisdomTree Asset Management, Inc., the Investment Adviser to each Fund. The new advisory agreement is identical to the existing agreement with the investment adviser. Approval of the new advisory agreement will not have any impact on the operation of the Funds, the fees charged by the Funds or the scope of services provided by the Investment Adviser.

Summary Discussion.

The Investment Adviser is a wholly-owned subsidiary of WisdomTree Investments, Inc., which is located at 380 Madison Avenue, 21st floor, New York, New York 10017. The single largest shareholder of WisdomTree Investments has indicated his ownership interest in WisdomTree Investments may drop below 25% sometime in the next twelve months. In such event, this shareholder may no longer be presumed to control, directly or indirectly, WisdomTree Investments and, in turn, the Investment Adviser. Therefore, this change of control, if and when it occurs, could be considered to cause the termination of the current advisory agreement between each Fund and the Investment Adviser. If this were to occur, a new investment advisory agreement would need to be in effect for the Investment Adviser to continue to provide investment management services to each Fund. Therefore, you are being asked to vote to approve the new advisory agreement in the event the change of control occurs.

Detailed Discussion.

The single largest shareholder of WisdomTree Investments, the parent company of the Investment Adviser, currently owns 25.5% of the shares of WisdomTree Investments. This shareholder is therefore presumed to have “control” of WisdomTree Investments under the laws and regulations applicable to investment companies such as the Funds, specifically, the Investment Company Act of 1940 (the “1940 Act”). As a result of this ownership, the shareholder is also presumed to have control of the Investment Adviser.

This shareholder has advised the Funds that he is considering transferring the ownership of sufficient shares so that his ownership interest in WisdomTree Investments would drop below 25%. It is also possible that WisdomTree Investments could issue sufficient additional shares so that this shareholder would no longer own more than 25% of WisdomTree Investments. In either case, the shareholder would no longer be presumed to control WisdomTree Investments and, in turn, the Investment Adviser. If this reduction in ownership were to occur, the Funds’ current advisory agreement could be deemed to terminate upon the change of control in accordance with applicable laws and regulations, specifically, the 1940 Act. In order to ensure continuity and avoid any potential disruption in the operation of the Funds, a new investment advisory agreement should be in effect upon termination of the existing agreement in order for the investment adviser to continue

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to manage each Fund’s investments. Postponing a decision and waiting to solicit Fund shareholders until after a change of control actually occurs would potentially expose Fund shareholders to greater uncertainty, since it would not be clear when and if a new advisory agreement would be approved. This could increase the cost of obtaining shareholder approval and potentially disrupt the Funds’ operations. If approval is not obtained, one or more funds could also be forced to liquidate as a result of the costs it would be required to incur by seeking shareholder approval at another time. Accordingly, you are being asked now to vote to approve the new advisory agreement for each Fund.

The approval of the new advisory agreement will not have any impact on the operation of WisdomTree Investments, the Investment Adviser or the Funds. The change in control will not result in an increase in the fees charged by the Funds. Nor will it result in any changes to the day-to-day management and operations of the Funds. The personnel, officers and managers of the Investment Adviser will remain the same. While the current single largest shareholder may no longer be presumed to have a controlling interest in WisdomTree Investments, he will remain the largest individual shareholder. The Investment Adviser will still be a wholly-owned subsidiary of WisdomTree Investments. The fees, services and terms of the new advisory agreement are identical to the fees, services and terms of each Fund’s current advisory agreement. Neither the operation of the Funds nor the fees you pay on your Fund investment will change.

It is possible that the change in control may be delayed or even terminated due to unforeseen circumstances. If for some reason the change does not occur, the current advisory agreement between the Investment Adviser and the Funds will not terminate and will remain in effect, and the Funds will not enter into the new advisory agreement. If this proposal is not approved by shareholders of any Fund, the Board of Trustees of WisdomTree Trust will evaluate other short- and long-term options permitted by law, which could include an interim investment advisory agreement with the Investment Adviser or maintaining the current ownership structure pending further discussions.

Approval of the New Advisory Agreement by the Board of Trustees. At a Quarterly Meeting of the Board held on March 1, 2012, the Board of Trustees of WisdomTree Trust considered and unanimously voted in favor of the new advisory agreement. The agreement was approved by each of the Trustees who are not “interested persons” (as defined under the 1940 Act) of the Trust and who are not interested persons of any party to the agreement. The Board recommends that shareholders vote to approve the new advisory agreement. In making this determination, the Board considered a variety of factors. In order to help you with your decision the factors considered by the Board are discussed below.

Board Considerations in Approving the New Advisory Agreement. In reaching the decision to approve the new advisory agreement, the Trustees carefully considered information that they had received throughout the year as part of their regular oversight of the Funds. For example, as a part of their consideration of the renewal of the current advisory agreement at the March Quarterly Board Meeting, the Trustees evaluated a number of factors, including: (a) the nature, extent and quality of the Investment Adviser’s services; (b) the Investment Adviser’s

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investment management and other personnel; (c) the Investment Adviser’s operations and financial condition; (d) the Investment Adviser’s brokerage practices and investment strategies; (e) the level of the fees that the Investment Adviser charges compared with the fees charged to comparable funds or accounts; (f) each Fund’s overall fees and operating expenses compared with similar funds; (g) the level of the Investment Adviser’s profitability from its Fund-related operations; (h) the Investment Adviser’s compliance policies and systems; (i) the Investment Adviser’s reputation, expertise and resources; and (j) Fund performance.

The Board considered, among other things:

•

The Nature, Extent and Quality of Services Provided by the Investment Adviser. The Board reviewed the scope of services to be provided by the Investment Adviser under the current advisory agreement. The Board noted that there would be no significant differences between the scope of services required to be provided by the Investment Adviser under the current advisory agreement and the scope of services required to be provided by the Investment Adviser under the new advisory agreement. The Board noted that the change of control is not expected to have any impact on the Investment Adviser and that the key investment and management personnel of the Investment Adviser are expected to remain the same. The Board also considered the Investment Adviser’s representation that the Investment Adviser would continue to provide investment and related services that were of materially the same quality and scope as the services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

•

Fund Expenses and the Performance of the Funds and the Investment Adviser. The Board reviewed the expense ratio of each Fund as compared to other funds in its peer group and the performance of each Fund compared to its underlying benchmark. The Investment Adviser has represented that Fund fees will not increase and the Investment Adviser will continue to operate following the change of control in essentially the same manner as it currently operates. Based on these representations, the Board concluded that the investment performance of the Investment Adviser was not expected to be affected by the change of control and that the Funds should continue to operate in a substantially similar manner as they currently operate.

•

Costs of Services Provided to the Funds and Profits Realized by the Investment Adviser and its Affiliates. The Board reviewed information about the profitability of the Funds to the Investment Adviser based on the advisory fees of the Funds payable under the current advisory agreement. The Board also analyzed the Funds’ expenses, including the investment advisory fees paid to the Investment Adviser. The Board considered the fact that the fee rates payable to the Investment Adviser would be the same under each Fund’s new advisory agreement as they are under

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such Fund’s current advisory agreement. With respect to anticipated profitability, the Board noted that there was no reason to expect that the change of control would affect the Investment Adviser’s profitability with respect to the Funds, but noted that profitability would be given further consideration on an ongoing basis.

•

Economies of Scale. In connection with its review of the current advisory agreement at the March Quarterly Board Meeting, the Board discussed potential economies of scale or other efficiencies that may result from increases in the Funds’ asset levels. The Trustees noted that the fees would not change under the new advisory agreement, and that they will have the opportunity to further review the appropriateness of the fee payable to the Investment Adviser under the new advisory agreement when the next required renewal of such agreement comes before the Board.

Based on the foregoing, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the new advisory agreement are fair and reasonable; (b) concluded that the Investment Adviser’s fees were reasonable in light of the services that it provides to the Funds; and (c) approved the new advisory agreement to take effect upon the change in control, subject to shareholder approval.

PROPOSALS 2A, 2B AND 2C: Approval of New Sub-Advisory Agreements

Proposals 2A, 2B and 2C relate to the approval of a new investment sub-advisory agreement for each Fund to take effect upon completion of the potential change in control. The new sub-advisory agreement for each Fund is identical to the existing sub-advisory agreement for such Fund. Approval of a new sub-advisory agreement for each Fund is not expected to have any impact on the operation of the Funds, the fees charged by the Funds or the scope of services provided by each investment sub-adviser.

Summary Discussion.

The potential change of control of the Investment Adviser described in Proposal 1, if and when it occurs, could be considered to cause the termination of the current sub-advisory agreements between the Investment Adviser and each Sub-Adviser on behalf of the Funds. Currently, either Mellon Capital Management Corporation or The Dreyfus Corporation serves as investment Sub-Adviser for each Fund. If a change in control were to occur, a new investment sub-advisory agreement would need to be in effect for each Sub-Adviser to continue to provide investment sub-advisory services to each Fund. Therefore, you are being asked to vote to approve a new sub-advisory agreement for each Fund in the event the change of control described herein occurs.

Detailed Discussion.

Background. The single largest shareholder of WisdomTree Investments, the parent company of the Investment Adviser, currently owns over 25% of the shares of WisdomTree

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Investments. This shareholder is therefore presumed to have “control” of WisdomTree Investments under the 1940 Act. As a result of this ownership, the shareholder also is presumed to have control of the Investment Adviser.

The shareholder has advised the Funds that he is considering transferring the ownership of sufficient shares so that his ownership interest in WisdomTree Investments would drop below 25%. It is also possible that WisdomTree Investments could issue sufficient additional shares so that this shareholder would no longer own more than 25% of WisdomTree Investments. In either case, the shareholder would no longer be presumed to control WisdomTree Investments and, in turn, the Investment Adviser.

Change in Control. If a change of control were to occur, the current sub-advisory agreement for each Fund could be deemed to terminate upon the change of control in accordance with applicable laws and regulations, specifically, the 1940 Act. In order to ensure continuity and avoid any potential disruption in the operation of the Funds, a new sub-advisory agreement should be in effect upon termination in order for the Investment Adviser and the Sub-Advisers to continue to manage each Fund’s investments. Postponing a decision and waiting to solicit Fund shareholders until after a change of control actually occurs would potentially expose Fund shareholders to greater uncertainty, since it would not be clear when and if a new advisory agreement would be approved. This could increase the cost of obtaining shareholder approval and disrupt the Funds’ operations. Accordingly, you are being asked to vote to approve a new sub-advisory agreement for each Fund.

The approval of the new sub-advisory agreement will not have any impact on the operation of the Investment Adviser, each Sub-Adviser or the Funds. The change in control will not result in an increase in the fees charged by the Funds. The Investment Adviser, not the Funds, pays each Sub-Adviser’s fees. Nor will a change in control result in any changes to the day-to-day management and operations of the Funds or each Sub-Adviser. It is expected that the personnel, officers and managers of each Sub-Adviser will remain the same. WisdomTree Investments will remain the parent company of the Investment Adviser. While the current single largest shareholder may no longer be presumed to have a controlling interest in WisdomTree Investments, he will, however, remain the largest individual shareholder. The Investment Adviser will still be a wholly-owned subsidiary of WisdomTree Investments. The fees, services and terms of each new sub-advisory agreement are identical to the fees, services and terms of each Fund’s current sub-advisory agreement.

It is possible that the change in control may be delayed or even terminated due to unforeseen circumstances. If for some reason the change does not occur, the current sub-advisory agreements between the Investment Adviser and each Sub-Adviser on behalf of each Fund will not terminate and will remain in effect, and the Funds will not enter into the new sub-advisory agreements for such Funds. If this proposal is not approved by shareholders of any Fund, the Board will evaluate other short- and long-term options permitted by law, which could include an interim investment advisory agreement with a Sub-Adviser, or maintaining the current ownership structure pending further discussions.

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Approval of the New Sub-Advisory Agreements by the Board of Trustees. The Board of Trustees considered and unanimously voted to approve the new sub-advisory agreements at the March Quarterly Board Meeting. The Board recommends that shareholders vote to approve the new sub-advisory agreement(s). In making this determination, the Board considered a variety of factors. In order to help you with your decision the factors considered by the Board are discussed below.

Board Considerations in Approving the New Sub-Advisory Agreements. In reaching the decision to approve the new sub-advisory agreements, the Trustees carefully considered information that they had received throughout the year as part of their regular oversight of the Funds. For example, as a part of their consideration of the renewal of the current sub-advisory agreements at the March Quarterly Board Meeting, the Trustees evaluated a number of factors, including: (a) the nature, extent and quality of each Sub-Adviser’s services; (b) each Sub-Adviser’s investment management and other personnel; (c) each Sub-Adviser’s operational capabilities; (d) each Sub-Adviser’s brokerage practices and investment strategies; (e) each Sub-Adviser’s compliance policies and systems; (f) each Sub-Adviser’s reputation, expertise and resources; and (g) Fund performance.

The Board considered, among other things:

•

The Nature, Extent and Quality of Services Provided by the Sub-Advisers. The Board reviewed the scope of services to be provided by the Investment Adviser and each Sub-Adviser under the current sub-advisory agreements. The Board noted that there would be no significant differences between the scope of services required to be provided by the Investment Adviser and Sub-Advisers under the current sub-advisory agreements and the scope of services required to be provided by the Investment Adviser and Sub-Advisers under the new sub-advisory agreements. The Board noted that the change of control is not expected to have any impact on the Sub-Advisers and that the key investment and management personnel of the Sub-Advisers are expected to remain the same. The Board also considered the Investment Adviser’s and each Sub-Adviser’s representation that the Investment Adviser and each Sub-Adviser would continue to provide investment and related services that were of materially the same quality and scope as the services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

•

Performance of the Funds and the Sub-Advisers. The Board reviewed the performance of each Fund compared to its underlying benchmark. Based on the representations made by each Sub-Adviser at the March Quarterly Board Meeting that each Sub-Adviser would continue to operate following the change of control in essentially the same manner as they currently operate, the Board concluded that the investment performance of each Sub-Adviser was not expected to be affected by the change of control.

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•

Costs of Services Provided to the Funds. The Board analyzed the Funds’ expenses. The Board noted that the Investment Adviser, and not each Fund, pays the fees charged by each Sub-Adviser. The Board considered the fact that the fee rates payable to each Sub-Adviser would be the same under each Fund’s new sub-advisory agreement as they are under such Fund’s current sub-advisory agreement.

•

Economies of Scale. In connection with its review of the current sub-advisory agreements at the March Quarterly Board Meeting, the Board discussed potential economies of scale or other efficiencies that may result from increases in the Funds’ asset levels. The Trustees noted that the fees would not change under the new sub-advisory agreements, and that they will have the opportunity to further review the appropriateness of the fee payable to each Sub-Adviser under each new sub-advisory agreement when the next required renewal of such agreement comes before the Board.

Based on the foregoing, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of each new sub-advisory agreement are fair and reasonable; (b) concluded that each Sub-Adviser’s fees were reasonable in light of the services that it provides to the Funds; and (c) approved the new sub-advisory agreements to take effect upon the change in control, subject to shareholder approval.

PROPOSAL 3: Approval to Make Future Changes to Sub-Advisory Arrangements Without a Shareholder Vote

Summary Discussion.

Shareholders of the Funds are being asked to vote to permit the Funds to retain one or more sub-advisers or amend the terms of an existing sub-advisory agreement without shareholder approval. This should benefit the Funds by allowing them to hire investment sub-advisers solely on the basis of merit without concern for the significant costs and time expenditure required to solicit and obtain shareholder approval. Shareholder interests will continue to be protected by the Board of Trustees who will review and approve all sub-advisory arrangements and will monitor the performance of each sub-adviser on an ongoing basis. The Board will monitor the level of fees paid to the Investment Adviser and each sub-adviser and will have the opportunity to ensure that any economies of scale or cost benefits as a result of a new sub-advisory arrangement are passed on to Fund shareholders in the form of lower Fund fees.

Detailed Discussion.

Generally, in addition to Board approval, an investment company must obtain shareholder approval to retain a new sub-adviser or to materially amend an existing sub-advisory contract. However, the Securities and Exchange Commission has granted exemptions from this requirement

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in the form of “manager of managers” orders. These orders permit investment advisers and funds to retain sub-advisers and amend sub-advisory contracts without shareholder approval, subject to certain conditions. The Securities and Exchange Commission granted such an Order to the WisdomTree Trust in 2010. Several series of the Trust currently rely on the Order. The Order requires that before a Fund may rely on the Order, the Fund must obtain shareholder approval (among other conditions). Therefore, in order to provide each Fund and the Investment Adviser with the flexibility to retain sub-advisers and amend sub-advisory agreements, you are being asked to approve of the use of this arrangement for the Funds.

Approval of this proposal should help the Funds avoid unnecessary costs and provide the Funds with additional flexibility to achieve their respective investment objectives. Most of the WisdomTree Funds are either index funds that track the performance of an underlying equity index or currency funds whose performance corresponds to the performance of an underlying currency. Unlike traditional actively managed funds, where performance is driven by an adviser or sub-adviser’s specific strategy and decisions, the primary driver of performance for these Funds is an underlying index or currency. Each Fund’s investment objective is best achieved by closely matching the performance of its underlying index or currency. Shareholders who invest in such funds generally do so for exposure to the index or currency rather than reliance on a particular adviser or sub-adviser’s ability to generate outperformance. The process to obtain shareholder approval of new sub-advisory arrangements can take several months and cost hundreds of thousands of dollars. For these reasons, requiring shareholder approval of changes to the sub-advisory arrangements for the index and currency Funds could result in minimal additional value to shareholders but significant expenditure of time and money. If this proposal is approved, each Fund will be able to select one or more investment sub-advisers solely on the basis of merit without concern for the costs and time required to solicit and obtain shareholder approval. Two Funds described herein (the Australia & New Zealand Debt Fund and the Euro Debt Fund) are actively managed. As such, they would benefit from the ability to quickly replace underperforming sub-advisers without incurring the costs and time necessary for a shareholder vote.

Shareholder interests will continue to be protected by the Board of Trustees who will review and approve all sub-advisory arrangements. The Board consists of a majority of persons that are “independent” of the Investment Adviser and any sub-adviser. When considering and approving new sub-adviser(s) or changes to sub-advisory contracts, the Board will analyze and consider the factors it deems relevant, such as the nature, quality and scope of services to be provided by the sub-adviser, the capabilities of the sub-adviser and the performance of funds managed by the sub-adviser. If approved, the Funds will be subject to the conditions of the Order which requires, among other things, that any change of sub-advisers or material change to a sub-advisory contract must be in the best interest of a Fund and must be approved by a Fund’s Board.

The Investment Adviser, not the Funds, will continue to pay all sub-advisory fees. The fees paid by each Fund to the Investment Adviser and any sub-adviser are subject to Board review and approval. The Board will monitor the level of fees paid to the Investment Adviser and each sub-adviser and will have the opportunity to lower such fees if it determines that the Investment Adviser has achieved cost advantages or economies of scale from any sub-advisory arrangement that should be passed on to Fund shareholders.

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THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,

UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE

“FOR” THE APPROVAL OF EACH PROPOSAL.

UNMARKED, PROPERLY SIGNED

AND DATED PROXIES WILL BE SO VOTED.

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B. ADDITIONAL INFORMATION REGARDING PROPOSALS 1, 2A, 2B AND 2C

1.	General.

As discussed in the Overview above, Proposal 1 relates to the approval by shareholders of the new advisory agreement between the Investment Adviser and the Trust, on behalf of each of the Funds. Proposals 2A, 2B and 2C relate to the approval by shareholders of the applicable Fund of a new sub-advisory agreement between the Investment Adviser and the Sub-Adviser to the Fund.

You are being asked to vote separately on each proposal solely with respect to the Fund(s) that you own. The form of new advisory agreement and each form of new sub-advisory agreement are incorporated by reference to this Proxy Statement and may be obtained upon request, free of charge, by writing to or calling the Trust at the address or telephone number shown on the front page of this Proxy Statement.

2.	The Investment Adviser and Sub-Advisers.

Investment Adviser. WisdomTree Asset Management, Inc. is located at 380 Madison Avenue, 21st Floor, New York, New York 10017 and currently serves as investment adviser to the Funds pursuant to the current advisory agreement.

Sub-Advisers. Mellon Capital Management Corporation is located at 50 Fremont Street, San Francisco, California 94105 and currently serves as sub-adviser to all of the Funds except the WisdomTree Dreyfus Brazilian Real Fund, WisdomTree Dreyfus Chinese Yuan Fund, WisdomTree Dreyfus Emerging Currency Fund, WisdomTree Dreyfus Indian Rupee Fund, WisdomTree Dreyfus Japanese Yen Fund, WisdomTree Dreyfus South African Rand Fund, WisdomTree Australia & New Zealand Debt Fund, and WisdomTree Euro Debt Fund.

The Dreyfus Corporation is located at 200 Park Avenue, New York, New York 10166 and currently serves as sub-adviser to the WisdomTree Dreyfus Brazilian Real Fund, WisdomTree Dreyfus Chinese Yuan Fund, WisdomTree Dreyfus Emerging Currency Fund, WisdomTree Dreyfus Indian Rupee Fund, WisdomTree Dreyfus Japanese Yen Fund, WisdomTree Dreyfus South African Rand Fund, WisdomTree Australia & New Zealand Debt Fund and WisdomTree Euro Debt Fund. Both Mellon Capital and Dreyfus are each a wholly-owned indirect subsidiary of The Bank of New York Mellon.

Information regarding the Current Advisory and Sub-Advisory Agreements, including (a) the date of the agreements, (b) the date on which they were last approved by shareholders, and (c) the rate of compensation to the Investment Adviser and each Sub-Adviser, is provided in Appendix A. If the New Advisory and Sub-Advisory Agreements are approved by shareholders, they will continue for an initial term of two years and for subsequent one-year terms so long as they are renewed annually in accordance with their terms (see discussion under “Term and Continuance of the Advisory Agreements” below).

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Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and director(s) of the Investment Adviser, as well as its corporate structure, is set forth in Appendix B. A list of the Trustees and officers of the Trust who hold positions with the Investment Adviser is also set forth in Appendix B. Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and director(s) of the each Sub-Adviser is set forth in Appendix C. A list of the Trustees and officers of the Trust who hold positions with the each Sub-Adviser is also set forth in Appendix C.

3.	PROPOSAL 1: The New Investment Advisory Agreement

Material Terms of the New Advisory Agreement.

The following summary of the new advisory agreement summarizes the material terms of the new advisory agreement and is qualified in its entirety by reference to the new advisory agreement, a form of which is incorporated by reference to this Proxy Statement and may be obtained upon request, free of charge, by writing to or calling the Trust at the address or telephone number shown on the front page of this Proxy Statement.

Duties of the Investment Adviser. Under the current advisory agreement and the new advisory agreement (each, an “Advisory Agreement” and together, the “Advisory Agreements”), the Investment Adviser is required to:

•	provide the Funds with advice and supervision and furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund;

•

determine, in its discretion and without prior consultation, what securities shall be purchased, held, sold, or exchanged for the Funds and what portion, if any, of the Funds’ assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Trust Instrument, By-Laws and registration statement on file with the SEC;

•

discharge its responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies, and limitations set forth in the Funds’ prospectus(es), statement of additional information, compliance manual, and applicable laws and regulations;

•	provide the Trust, and any other agent designated by the Trust, with records concerning the Investment Adviser’s activities which each Fund is required to maintain;

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•	provide other reports reasonably requested by the Trust’s officers and Board concerning the Investment Adviser’s discharge of the foregoing responsibilities;

•	arrange for other necessary services, including custodial, transfer agency and administration; and

•	furnish to the Trust all office facilities, equipment, services and executive and administrative personnel necessary for managing the investment program of the Trust for each Fund.

The Investment Adviser may, at its own expense, select and contract with one or more investment sub-advisers to manage the investment operations and composition of each Fund and render investment advice for each Fund.

Term and Continuance of the Advisory Agreements. Each Advisory Agreement provides that unless terminated as provided therein, the Advisory Agreement shall continue for an initial term of two years. Thereafter, the Advisory Agreement shall continue in effect for successive annual periods provided such continuance is specifically approved at least annually (a) by either the vote of the Trustees or by a vote of a majority of the outstanding voting securities; and (b) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

Each Advisory Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, by vote of the Board, including a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund, or by the Investment Adviser. In each case, prior written notice to the other party should not be more than sixty (60) days’ nor less than thirty (30) days; provided that a shorter notice period shall be permitted for a Fund in the event its shares are no longer listed on a national securities exchange. Each Advisory Agreement will terminate automatically in the event of its “assignment” (as that term is defined under the 1940 Act).

4.	PROPOSALS 2A, 2B AND 2C: The New Sub-Advisory Agreements

Material Terms of the New Sub-Advisory Agreements.

The following summary of the new sub-advisory agreements summarizes the material terms of the new sub-advisory agreements and is qualified in its entirety by reference to the new sub-advisory agreements, forms of which are incorporated by reference to this Proxy Statement and may be obtained upon request, free of charge, by writing to or calling the Trust at the address or telephone number shown on the front page of this Proxy Statement.

Duties of the Sub-Advisers. Under the current sub-advisory agreements and the new sub-advisory agreements (each, a “Sub-Advisory Agreement” and together, the “Sub-Advisory Agreements”), each Sub-Adviser is required to:

•	formulate and implement a continuous investment program and portfolio management compliance and reporting program for each Fund;

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•	take whatever steps it deems necessary or advisable to implement the investment program for each Fund by arranging for the purchase and sale of securities and other investments;

•

keep the Investment Adviser fully informed on an ongoing basis of all material facts concerning the investment and reinvestment of the assets of each Fund and the operations of the Sub-Adviser, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Investment Adviser or the Trustees of the Trust, and attend meetings with the Investment Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing;

•	if requested by the Investment Adviser, provide advice about the fair value of the securities and other investments/assets in the Fund; and

•

cooperate with and provide reasonable assistance to the Investment Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust and the Investment Adviser, keep all such persons fully informed as to such matters as the Sub-Adviser considers in good faith to be necessary to the performance of their obligations to the Trust and the Investment Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

Indemnity Obligations of the Sub-Advisers and the Investment Adviser. Under the Sub-Advisory Agreements, each Sub-Adviser shall indemnify and hold harmless the Trust, the Investment Adviser, and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act), and all controlling persons (as described in Section 15 of the Securities Act of 1933) (collectively, “Manager Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Manager Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise, arising out of or based on this Agreement: (a) any breach by the Sub-Adviser of a Sub-Adviser representation or warranty made herein, (b) any willful misconduct, bad faith, reckless disregard or negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (c) any untrue statement of a material fact contained in the Prospectus or SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund(s) or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Investment Adviser or the Trust, or the omission of such information, by the

16

Sub-Adviser Indemnitees (as defined below) for use therein. Under the Sub-Advisory Agreements covered by Proposals 2B and 2C, the Sub-Adviser’s indemnification, as described above, also extends specifically to “the officers, employees, [and] consultants” of the Investment Adviser.

Under the Sub-Advisory Agreements, the Investment Adviser shall indemnify and hold harmless each Sub-Adviser, its officers, employees, consultants and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise, arising out of or based on this Agreement; provided however, the Investment Adviser shall not indemnify or hold harmless the Sub-Adviser Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising out of or based on (a) any breach by the Sub-Adviser of a Sub-Adviser representation or warranty made herein, (b) any willful misconduct, bad faith, reckless disregard or negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (c) any untrue statement of a material fact contained in the Prospectus or SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund(s) or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Investment Adviser or the Trust, or the omission of such information, by the Sub-Adviser Indemnities for use therein. Under the Sub-Advisory Agreements covered by Proposals 2B and 2C, the Investment Adviser’s indemnification, as described above, also extends specifically to “the officers, employees, [and] consultants” of the Sub-Adviser.

Term and Continuance of the Sub-Advisory Agreements. Each Sub-Advisory Agreement provides that unless terminated as provided therein, the Sub-Advisory Agreement shall continue for an initial term of two years. Thereafter, the Sub-Advisory Agreement shall continue in effect for successive annual periods provided such continuance is specifically approved at least annually (a) by the vote of the Trustees; and (b) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

Each Sub-Advisory Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, by vote of the Board, or by vote of a majority of the outstanding voting securities of the Fund, each on sixty (60) days’ written notice to the Investment Adviser and the Sub-Adviser. Each Sub-Advisory Agreement will terminate automatically in the event of its “assignment” (as that term is defined under the 1940 Act).

Under the Sub-Advisory Agreement covered by Proposal 2B, the Sub-Advisory Agreement may be terminated with respect to any Fund by the Sub-Adviser or Investment Adviser upon one hundred twenty (120) days written notice to the other. In such case, the Sub-Adviser agrees to reasonably cooperate with the Trust and Investment Adviser in connection with the transition of sub-advisory services relating to such Fund(s) to another sub-adviser.

17

Under the Sub-Advisory Agreement covered by Proposal 2C, following the termination of a mutual participation agreement entered into between WisdomTree Investments, the Investment Adviser and each Sub-Adviser, for any reason, the Sub-Advisory Agreement may be terminated with respect to any Fund by the Sub-Adviser or Investment Adviser upon one hundred twenty (120) days written notice to the other. In such case, the Sub-Adviser agrees to reasonably cooperate with the Trust and Investment Adviser in connection with the transition of sub-advisory services relating to such Fund(s) to another sub-adviser.

Section 15(f) of the 1940 Act.

Section 15(f) of the 1940 Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are met. The first condition specifies that no “unfair burden” may be imposed on the fund as a result of a transaction relating to the change in control, including any express or implied terms, conditions or understandings. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the fund (other than fees for bona fide principal underwriting services), which could limit the ability of the fund to engage in brokerage transactions with certain broker-dealers, although such limits are not expected to cause any fund to change its brokerage relationships. The second condition specifies that, during the three-year period immediately following consummation of the change in control transaction, at least 75% of the fund’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser.

Consistent with the conditions of Section 15(f), WisdomTree Investments has agreed that it will not take any action that would have the effect, directly or indirectly, of causing any requirement of the provisions of Section 15(f) to be violated in the event of a change of control. The Investment Adviser has represented to the Board that no unfair burden would be imposed on the Funds as a result of a change of control.

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C. ADDITIONAL INFORMATION REGARDING PROPOSAL 3

1.	General.

Shareholders of the Funds are being asked to consider the approval of an arrangement that permits each of the Funds to appoint one or more new sub-advisers and to make material changes to sub-advisory contracts without shareholder approval. The Board has approved this arrangement for the Funds and voted to recommend its approval to each Fund’s shareholders. The regulations applicable to investment companies such as the Funds require that a written sub-advisory agreement be approved by the affirmative vote of a majority of the outstanding shares of a fund. These regulations also require that the appointment of a new sub-adviser or material modification of an existing sub-advisory agreement must also be presented for approval by a fund’s shareholders. The Securities and Exchange Commission granted an Order to the WisdomTree Trust in 2010. Several series of the Trust currently rely on the Order. The Order requires that before a Fund may rely on the Order, the Fund must obtain shareholder approval (among other conditions). Therefore, in order to provide each Fund and the Investment Adviser with the flexibility to retain sub-advisers and amend sub-advisory agreements, you are being asked to approve of the use of this arrangement for the Funds.

2.	PROPOSAL 3: Approval to Make Future Changes to Sub-Advisory Arrangements Without a Shareholder Vote

Future Changes to Sub-Advisory Arrangements.

On September 8, 2010, the SEC issued the Order permitting the Investment Adviser, with the approval of the Board, to enter into or materially modify sub-advisory agreements with unaffiliated sub-advisers without requiring shareholder approval. Management anticipates that the arrangement would benefit shareholders to the extent that it will give the Investment Adviser additional flexibility to implement sub-adviser changes or materially modify sub-advisory agreements with unaffiliated sub-advisers when needed, and to avoid expensive proxy solicitations. The Fund would obtain shareholder approval of a sub-advisory agreement (or a material amendment thereto) with a sub-adviser considered to be an “affiliated person,” as defined in the 1940 Act, of the Fund or the Investment Adviser, other than by reason of serving as a sub-adviser to the Fund.

The Investment Adviser believes that the Order should enable the Funds to operate with greater efficiency by allowing the Investment Adviser to employ sub-advisers best suited to the needs of a Fund. Most importantly, each Fund will be able to select investment sub-advisers solely on the basis of merit without concern for the significant costs and time expenditure required to solicit and obtain shareholder approval. The shareholder solicitation process can take several months and cost hundreds of thousands of dollars. Approval of this proposal would allow a Fund to avoid these costs. This should help ensure that each Fund hires the most qualified sub-adviser(s) best suited to its particular investment objective and strategy and retains such sub-adviser(s) solely on the basis of merit. This is especially important for the actively managed Funds where the ability to replace an underperforming sub-adviser(s) quickly could help a Fund avoid potential losses or sub-par performance. Conversely, the primary driver of index fund performance is its underlying

19

index. Fund management believes most investors have chosen to invest in the index Funds because they want to achieve exposure to an underlying WisdomTree index and not because they favor a particular sub-adviser or strategy used by a sub-adviser. For this reason, requiring shareholder approval of sub-advisory changes could potentially result in a significant expenditure of time and money with little corresponding benefit.

The Investment Adviser provides management services to the Funds, including overall supervisory responsibility for the general management and investment of each Fund. If the proposal is approved, the Investment Adviser, subject to the review and approval by the Board, would, in connection with the appointment of an investment sub-adviser for a Fund: (a) set the Fund’s overall investment strategies; (b) evaluate, select and recommend sub-advisers to manage all or a part of the Fund’s assets; (c) when appropriate, allocate and reallocate a Fund’s assets among multiple sub-adviser(s); (d) monitor and evaluate the investment performance of the Fund’s sub-adviser(s); and (e) implement procedures reasonably designed to ensure that the Fund’s sub-adviser(s) comply with the relevant Fund’s investment objectives, policies, and restrictions.

Shareholder interests will continue to be protected by the Board of Trustees who will review and approve all sub-advisory arrangements and will monitor the performance of each sub-adviser on an ongoing basis. The Board will monitor the level of fees paid to the Investment Adviser and each sub-adviser and will have the opportunity to ensure that any economies of scale or cost benefits as a result of a new sub-advisory arrangement are passed on to Fund shareholders in the form of lower Fund fees. In addition, the Investment Adviser, not the Funds, will continue to pay all sub-advisory fees.

Conditions of the Exemptive Relief. Under the terms of the Order, the Investment Adviser and the Funds are, and would continue to be, subject to several conditions imposed by the SEC. In addition, the Board and the Investment Adviser would not be able to enter into or materially amend a sub-advisory agreement with a sub-adviser that is affiliated with the Investment Adviser without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory agreements.

In order to rely on the Order, a majority of the Board must consist of Independent Trustees, and the nomination of new or additional Independent Trustees must be at the discretion of the then existing Independent Trustees. In addition, within 90 days of the appointment of any new sub-adviser, the Investment Adviser is required to provide the Fund’s shareholders with all information about the new sub-adviser that would be included in a proxy statement, including any changes caused by the addition of the new sub-adviser. A Fund relying on the Order must disclose in its prospectus the existence, substance and effect of the Order and must prominently disclose that the Investment Adviser has ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement.

If shareholders of a Fund do not approve the arrangement, it will not be implemented and that Fund will continue to be required to obtain shareholder approval of the retention of a sub-adviser of the Fund or any material changes to a sub-advisory agreement.

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Board Considerations. In determining whether to approve this arrangement for the Funds and to recommend approval of such arrangements to shareholders, the Board, including the Independent Trustees, considered certain information and representations provided by the Investment Adviser.

The Board noted that it would continue to review and approve each sub-adviser selected by the Investment Adviser under the arrangement, and would evaluate and consider for approval all new or amended sub-advisory agreements. The Board also considered that shareholder approval of Proposal 3 would not result in changes to the investment advisory fees paid by a Fund to the Investment Adviser. The Board also noted that fees paid to a sub-adviser would be negotiated between the Investment Adviser and the sub-adviser, subject to Board approval, and that any increase in the investment advisory fee paid to the Investment Adviser by the Fund pursuant to the investment advisory agreement would continue to require shareholder approval.

The Board concluded that it is appropriate and in the interests of the Fund’s shareholders to provide the Investment Adviser and the Board with maximum flexibility to enter into or materially modify sub-advisory agreements without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow the Funds to operate more efficiently.

D. OTHER BUSINESS

The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

E. ADDITIONAL INFORMATION

1.	Administrator, Principal Underwriter, Custodian and Transfer Agent

The principal underwriter/distributor of the Trust is ALPS Distributors, Inc., located at 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Bank of New York Mellon, located at 1 Wall Street, New York, New York 10286, serves as the Funds’ administrator, custodian and transfer agent.

2.	Affiliations and Affiliated Brokerage

During the Funds’ most recent fiscal year, the Funds paid no commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Funds, the Investment Adviser, or affiliated persons of such persons.

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3.	Voting Information

Proxy Solicitation. The principal solicitation of proxies will be by the mailing of this Proxy Statement on or about May 14, 2012, but proxies may also be solicited by telephone and/or in person by representatives of the Trust, regular employees of the Investment Adviser, or D.F. King & Co., Inc., a private proxy services firm retained by the Funds. If we have not received your vote as the date of the Meeting approaches, you may receive a telephone call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

Cost of the Meeting. The cost of the Meeting, including the costs of retaining D.F. King & Co., Inc., preparing and mailing of the notice, proxy statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by WisdomTree Investments, and not the Funds.

Shareholder Voting. Shareholders of the Funds who own shares at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. One-third (33 1/3%) of a Fund’s shares entitled to vote on a proposal constitutes a quorum. Abstentions and broker non-votes will not be counted for or against the proposals, but will be counted for purposes of determining whether a quorum is present. Because the affirmative vote of a majority of the outstanding voting securities of each Fund, as defined below, is required to approve a proposal, abstentions and broker non-votes will effectively be a vote against the proposal. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” such proposal in favor of such an adjournment, and will vote those proxies required to be voted “AGAINST” such proposal, against such an adjournment.

Information regarding the number of issued and outstanding shares of each Fund as of the Record Date is provided in Appendix D, representing the same number of votes for each of such Funds. The persons who are known to have owned beneficially 5% or more of each Fund’s outstanding shares as of the Record Date are listed in Appendix E. As of the Record Date, the Trustees and officers, as a group, owned less than 1% of the outstanding shares of each Fund. As of the Record Date, there were no persons who were known to control each Fund.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is

22

executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted “FOR” the proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, Internet or telephone by following the enclosed instructions. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the secretary of the Trust prior to the Meeting; (b) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance in-person at the Meeting, by itself, will not revoke a previously-tendered proxy.

Required Vote. Approval of the proposals requires the vote of a “majority of the outstanding voting securities” of a Fund, which means the vote of 67% or more of the shares that are present at the Meeting, provided that the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the Fund’s outstanding shares, whichever is less.

The current advisory agreement and current sub-advisory agreements will remain in place until the completion of the proposed change in control, at which time, the current advisory agreement and current sub-advisory agreements will terminate and, subject to shareholder approval, the new advisory agreement and new sub-advisory agreements will go into effect. As a result, if for some reason the proposed change in control does not occur, the current advisory agreement and current sub-advisory agreements will not automatically terminate and will remain in effect, and the new advisory agreement and new sub-advisory agreements will not be entered into, even if they have been approved by Fund shareholders.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders of the Funds that reside at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and proxy statements that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust’s address, or by calling the telephone number shown on the front page of this Proxy Statement. The Trust will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

4.	Shareholder Proposals

The Trust is organized as a statutory trust under the laws of Delaware. As such, the Trust is not required to, and does not, hold annual shareholder meetings. Nonetheless, the Board may call a

23

special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Trust’s Trust Instrument and By-Laws. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Secretary of the Trust, c/o WisdomTree Trust, 380 Madison Avenue, 21st Floor, New York, New York 10017, for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of the Trust must be received by the Trust in writing within a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

5.	Agreements, Reports and Other Information

Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov), which contains other information about the Funds.

Further, the form of new advisory agreement and each form of new sub-advisory agreement are incorporated by reference to this Proxy Statement and may be obtained upon request, free of charge, by writing to or calling the Trust at the address or telephone number shown on the front page of this Proxy Statement.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

By Order of the Board of Trustees,

Sincerely,

/s/ Jonathan Steinberg
Jonathan Steinberg President

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APPENDIX A

INFORMATION REGARDING THE INVESTMENT ADVISORY AND SUB-ADVISORY

AGREEMENTS AND FEES PAID TO THE INVESTMENT ADVISER AND

SUB-ADVISERS

WisdomTree Asset Management, Inc. (the “Investment Adviser”) currently serves as investment adviser to each separate series of WisdomTree Trust (the “Trust”) that is listed on the attached Notice of Special Meeting of Shareholders (each, a “Fund” and collectively, the “Funds”) pursuant to an investment advisory agreement between the Trust, on behalf of its Funds, and the Investment Adviser made March 21, 2006, as amended.

Mellon Capital Management Corporation (“Mellon Capital”) currently serves as investment sub-adviser to all of the Funds except WisdomTree Dreyfus Brazilian Real Fund, WisdomTree Dreyfus Chinese Yuan Fund, WisdomTree Dreyfus Emerging Currency Fund, WisdomTree Dreyfus Indian Rupee Fund, WisdomTree Dreyfus Japanese Yen Fund, WisdomTree Dreyfus South African Rand Fund, WisdomTree Australia & New Zealand Debt Fund, and WisdomTree Euro Debt Fund pursuant to investment sub-advisory agreements dated September 1, 2007 and December 8, 2008.

The Dreyfus Corporation (“Dreyfus”) currently serves as investment sub-adviser to the WisdomTree Dreyfus Brazilian Real Fund, WisdomTree Dreyfus Chinese Yuan Fund, WisdomTree Dreyfus Emerging Currency Fund, WisdomTree Dreyfus Indian Rupee Fund, WisdomTree Dreyfus Japanese Yen Fund, WisdomTree Dreyfus South African Rand Fund, WisdomTree Australia & New Zealand Debt Fund and WisdomTree Euro Debt Fund pursuant to an investment sub-advisory agreement dated March 25, 2008.

Mellon Capital and Dreyfus receive a portion of the advisory fee payable to the Investment Advisor for their sub-advisory services to the Funds. Such fees may be reduced if certain asset thresholds are met.

The tables below provide the following information:

(i)	the date on which a Fund’s shareholders last approved the Fund’s investment advisory and sub-advisory agreements;

(ii)	the annual rate of management fees paid by each Fund to the Investment Adviser, stated as a percentage of that Fund’s average daily net assets;

(iii)	the annual rate of sub-advisory fees paid by the Investment Adviser to each Sub-Adviser, stated as a percentage of that Fund’s average daily net assets;

(iv)	the aggregate amount of management fees paid by each Fund to the Investment Adviser for each Fund’s most recently completed fiscal year.

As part of its investment advisory agreement with the Trust, the Investment Adviser has contractually agreed to pay all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes

A-1

(expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, expenses of the Independent Trustees (including any Trustees’ counsel fees), and extraordinary expenses. For more details concerning the advisory fees and sub-advisory fees, see the Fund’s form of new advisory agreement and form of new sub-advisory agreement, which are incorporated by reference to this Proxy Statement and may be obtained upon request, free of charge, by writing to or calling the Trust at the address or telephone number shown on the front page of this Proxy Statement.

TABLE A-1

The Funds voting on Proposals 1 and 2A

Series Name	Date of Last Shareholder Approval of the Advisory Agreement and the Sub-Advisory Agreement with Mellon Capital	Annual Investment Advisory Fee Rate	Annual Sub-Advisory Fee Rate		Aggregate Advisory Fees Paid to Investment Adviser for Fiscal Year Ended March 31, 2011
DOMESTIC EQUITY FUNDS
Domestic Dividend
Dividend ex-Financials Fund	6/16/2006	0.38%	up to 0.03	%*	$1,019,087
Equity Income Fund	6/16/2006	0.38%	up to 0.03	%*	$581,824
LargeCap Dividend Fund	6/16/2006	0.28%	up to 0.03	%*	$1,325,313
MidCap Dividend Fund	6/16/2006	0.38%	up to 0.03	%*	$709,455
SmallCap Dividend Fund	6/16/2006	0.38%	up to 0.03	%*	$765,136
Total Dividend Fund	6/16/2006	0.28%	up to 0.03	%*	$403,944
Domestic Earnings
Earnings 500 Fund	2/23/2007	0.28%	up to 0.03	%*	$196,116
LargeCap Value Fund	2/23/2007	0.38%	up to 0.03	%*	$103,400
MidCap Earnings Fund	2/23/2007	0.38%	up to 0.03	%*	$318,354
SmallCap Earnings Fund	2/23/2007	0.38%	up to 0.03	%*	$391,109
Total Earnings Fund	2/23/2007	0.28%	up to 0.03	%*	$135,697
INTERNATIONAL EQUITY FUNDS
Global/Global ex-US
Asia Pacific ex-Japan Fund	6/16/2006	0.48%	up to 0.075	%**	$405,416
Commodity Country Equity Fund	10/13/2006	0.58%	up to 0.075	%**	$239,073
Global Equity Income Fund	6/16/2006	0.58%	up to 0.075	%**	$331,782
Global ex-U.S. Growth Fund	6/16/2006	0.58%	up to 0.075	%**	$198,100
Global ex-U.S. Real Estate Fund	6/5/2007	0.58%	up to 0.075	%**	$584,048
Global ex-U.S. Utilities Fund	10/13/2006	0.58%	up to 0.075	%**	$222,586
Global Natural Resources Fund	10/13/2006	0.58%	up to 0.075	%**	$310,319
Developed World ex-US
Australia Dividend Fund	6/16/2006	0.58%	up to 0.075	%**	$455,481
DEFA Fund	6/16/2006	0.48%	up to 0.075	%**	$2,002,326
DEFA Equity Income Fund	6/16/2006	0.58%	up to 0.075	%**	$712,087
Europe SmallCap Dividend Fund	6/16/2006	0.58%	up to 0.075	%**	$159,468
Intl Dividend ex-Financials Fund	6/16/2006	0.58%	up to 0.075	%**	$873,335
Intl LargeCap Dividend Fund	6/16/2006	0.48%	up to 0.075	%**	$689,801
Intl MidCap Dividend Fund	6/16/2006	0.58%	up to 0.075	%**	$815,042
Intl SmallCap Dividend Fund	6/16/2006	0.58%	up to 0.075	%**	$2,526,723
Japan Hedged Equity Fund	6/16/2006	0.48%	up to 0.075	%**	$588,997
Japan SmallCap Dividend Fund	6/16/2006	0.58%	up to 0.075	%**	$816,555
Emerging/Frontier Markets
Emerging Markets Equity Income Fund	7/13/2007	0.63%	up to 0.075	%**	$5,209,169
Emerging Markets SmallCap Dividend Fund	10/30/2007	0.63%	up to 0.075	%**	$3,950,955

A-2

*	The Sub-Adviser shall be entitled to receive the fees indicated below:

•	3 basis points (0.03%) of the first $2 billion in combined daily net assets of all Domestic Equity Funds;

•	2 basis points (0.02%) of the next $3 billion in combined daily net assets of all Domestic Equity Funds; and

•	1.5 basis points (0.015%) of the combined daily net assets of all Domestic Equity Funds in excess of $5 billion.

There is a minimum annual fee of $25,000 per Fund.

**	The Sub-Adviser shall be entitled to receive the fees indicated below:

•	7.5 basis points (0.075%) of the first $1 billion in combined daily net assets of all International Equity Funds;

•	5 basis points (0.05%) of the next $1 billion in combined daily net assets of all International Equity Funds;

•	3 basis points (0.03%) of the next $3 billion in combined daily net assets of all International Equity Funds; and

•	2 basis points (0.02%) of the combined daily net assets of all International Equity Funds in excess of $5 billion.

There is a minimum annual fee of $50,000 per Fund.

TABLE A-2

The Fund voting on Proposals 1 and 2B

Series Name	Date of Last Shareholder Approval of the Advisory Agreement and the Sub-Advisory Agreement with Mellon Capital	Annual Investment Advisory Fee Rate	Annual Sub-Advisory Fee Rate		Aggregate Advisory Fees Paid to Investment Adviser for Fiscal Year Ended March 31, 2011

LargeCap Growth Fund	12/4/2008	0.38%	up to 0.03	%*	$78,147

*	The Sub-Adviser shall be entitled to receive the fees indicated below:

•	3 basis points (0.03%) of the first $2 billion in combined daily net assets of all Domestic Equity Funds;

•	2 basis points (0.02%) of the next $3 billion in combined daily net assets of all Domestic Equity Funds; and

•	1.5 basis points (0.015%) of the combined daily net assets of all Domestic Equity Funds in excess of $5 billion.

There is a minimum annual fee of $50,000 per Fund and a minimum quarterly fee of $12,500 per Fund.

TABLE A-3

The Funds voting on Proposals 1 and 2C

Series Name	Date of Last Shareholder Approval of the Advisory Agreement and the Sub-Advisory Agreement with Dreyfus	Annual Investment Advisory Fee Rate	Annual Sub-Advisory Fee Rate	Aggregate Advisory Fees Paid to Investment Adviser for Fiscal Year Ended August 31, 2011
Developed Markets Currency
WisdomTree Dreyfus Japanese Yen Fund	5/21/2008	0.35%	0.175%	$33,767
Emerging Markets Currency
WisdomTree Dreyfus Brazilian Real Fund	5/14/2008	0.45%	0.225%	$1,072,384
WisdomTree Dreyfus Chinese Yuan Fund	5/14/2008	0.45%	0.225%	$2,878,887
WisdomTree Dreyfus Emerging Currency Fund	5/6/2009	0.55%	0.275%	$2,330,890
WisdomTree Dreyfus Indian Rupee Fund	5/14/2008	0.45%	0.225%	$107,686
WisdomTree Dreyfus South African Rand Fund	6/25/2008	0.45%	0.225%	$50,097
Developed Markets Fixed Income
Australia & New Zealand Debt Fund	6/25/2008	0.45%	0.225%	$128,830
Euro Debt Fund	5/14/2008	0.35%	0.175%	$33,872

A-3

APPENDIX B

CORPORATE STRUCTURE AND DIRECTORS/TRUSTEES/MANAGERS/OFFICERS

OF THE INVESTMENT ADVISER

CORPORATE STRUCTURE OF WISDOMTREE ASSET MANAGEMENT, INC. WisdomTree Asset Management, Inc., the Investment Adviser, is a 100% wholly-owned subsidiary of WisdomTree Investments, Inc., which is located at 380 Madison Avenue, 21st floor, New York, New York 10017. As of March 31, 2012, Michael Steinhardt owned between 25% and 50% of WisdomTree Investments, Inc. Mr. Steinhardt’s business address is 380 Madison Avenue, 21st floor, New York, New York 10017.

DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF WISDOMTREE ASSET MANAGEMENT, INC. The business address of the directors and principal executive officers is 380 Madison Avenue, 21st Floor, New York, New York 10017.

Name	Position Held With WisdomTree Asset Management, Inc.	Other Principal Occupation/Position
Jonathan Steinberg	Chief Executive Officer and Director	President, WisdomTree Trust since 2005; Chief Executive Officer of WisdomTree Investments, Inc. and Director of WisdomTree Investments, Inc. since 1989.

Richard Morris	Chief Compliance Officer and General Counsel	Chief Compliance Officer of the Trust since 2009; Deputy General Counsel of WisdomTree Investments, Inc. since 2005.

Bruce Lavine	President, COO, and Director	Director of WisdomTree Investments, Inc. since 2007.

Peter Ziemba	Chief Legal Officer and Executive Vice President Business & Legal Affairs	n/a

Amit Muni	Chief Financial Officer and Executive Vice President Finance	Chief Financial Officer and Assistant Secretary of WisdomTree Investments, Inc. since March 2008.

Luciano Siracusano	Chief Investment Strategist and Executive Vice President–Director of Sales	n/a

TRUSTEES/OFFICERS OF THE FUNDS WHO HOLD POSITION(S) WITH WISDOMTREE ASSET MANAGEMENT, INC. The business address of each of the following persons is 380 Madison Avenue, 21st Floor, New York, New York 10017.

Name	Position Held With the Funds	Position Held With WisdomTree Asset Management, Inc.
Jonathan Steinberg	President and Trustee	Chief Executive Officer and Director

Amit Muni	Treasurer and Assistant Secretary	Chief Financial Officer and Executive Vice President Finance

Richard Morris	Secretary, Chief Legal Officer and Chief Compliance Officer	Chief Compliance Officer and General Counsel

B-1

TRUSTEES OF THE FUNDS WHO BOUGHT/SOLD SECURITIES OF WISDOMTREE ASSET MANAGEMENT, INC. OR ITS PARENT. The Investment Adviser is a wholly-owned subsidiary of WisdomTree Investments, Inc., a publicly-traded company (NASDAQ ticker: WETF). Since the Investment Adviser’s most recently completed fiscal year ended December 31, 2011, Jonathan L. Steinberg, a Trustee of the Funds, bought or sold securities of WisdomTree Investments, Inc. as detailed in the table below.

Transaction Date	Securities Acquired (A) or Disposed of (D)	Amount	Price Per Share
01/25/2012	A	17,276	$0
01/27/2012	D	7,800	$6.32
02/02/2012	A	3,103,869	$0.05
02/02/2012	D	3,103,869	$5.33
02/03/2012	A	500,423	$0.05
02/03/2012	D	500,423	$5.33

B-2

APPENDIX C

DIRECTORS/TRUSTEES/MANAGERS/OFFICERS

OF THE INVESTMENT SUB-ADVISERS

DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF MELLON CAPITAL MANAGEMENT CORPORATION. The business address of the directors and principal executive officers is 50 Fremont Street, San Francisco, CA 94105.

Name	Position Held With Mellon Capital Management Corporation	Other Principal Occupation/Position
William Fouse	Board of Directors and Chairman Emeritus	Dual officer of The Bank of New York

Thomas Hazuka	Board of Directors	none

David Kwan	Managing Director and Head of Fixed Income Management	Dual officer of The Bank of New York, employee of The Dreyfus Corporation

Thomas Loeb	Board of Directors and Chairman Emeritus	Dual officer of The Bank of New York

Gabriella Parcella	Chief Executive Officer and Board of Directors	Dual officer of The Bank of New York

Charles Jacklin	Board of Directors and Chairman	Dual officer of The Bank of New York, employee of The Dreyfus Corporation

Linda Lillard	Executive Vice President and Chief Operating Officer	Dual officer of The Bank of New York

Warren Chiang	Managing Director, Active Equity Strategies	Dual officer of The Bank of New York, employee of The Dreyfus Corporation

Lawrence Lee	Managing Director and Chief Compliance Officer	Dual officer of The Bank of New York

Eric Goodbar	Managing Director and Hedge Fund Strategist	Dual officer of The Bank of New York

Karen Wong	Managing Director, Equity Index Strategies	Dual officer of The Bank of New York, employee of The Dreyfus Corporation

Lynn Spang	Managing Director and Senior Managing Counsel	Dual officer of The Bank of New York

Andrew Pellegrino	Managing Director, Consultant Relations	Dual officer of The Bank of New York

Jeffrey Zhang	Executive Vice President, Chief Investment Officer, Active Strategies , and Board of Directors	Dual officer of The Bank of New York

Rose Huening-Clark	Managing Director	none

Mitchell Harris	Board of Directors	BNY Mellon - President, Investment Management; BNY Mellon Asset Management -Chairman of the Fixed Income, Cash & Currency Group; Insight Investment Management (Global ) Limited- Board of Director; Walter Scott & Partners- Director; BNY Alcentra Group Holdings, Inc- Director; Standish Mellon Asset Management Company LLC-Executive Chairman; Fixed Income and Cash AM Service Company LLC- Manager; Pareto Partners- Chairman; The Dreyfus Corporation- Director

David Dirks	Managing Director, Head of Relationship Management and Client Service North America	Dual officer of The Bank of New York

Name	Position Held With Mellon Capital Management Corporation	Other Principal Occupation/Position
Lynn Challenger	Managing Director, Head of Global Trading	Dual officer of The Bank of New York

Alexander Huberts	President, Investments & Finance, and Board of Directors	Dual officer of The Bank of New York

Vassilis Dagioglu	Managing Director, Head of Asset Allocation Portfolio Management	Dual officer of The Bank of New York, employee of The Dreyfus Corporation

Anjun Zhou	Managing Director, Head of Asset Allocation Research	none

Nicholas Fohl	Managing Director, Chief Administrative Officer	none

Charles Dolan	Board of Directors	BNY Mellon Asset Management -Chief Strategist, Fixed Income, Cash and Currency Group,

Richard Watson	Executive Vice President and Global Head of Distribution	Dual officer of The Bank of New York

Sheryl Linck	Managing Director, Head of North American Business Development	Dual officer of The Bank of New York

Abou Diop	Managing Director and Chief Information Officer	none

TRUSTEES/OFFICERS OF THE FUNDS WHO HOLD POSITION(S) WITH MELLON CAPITAL MANAGEMENT CORPORATION. The business address of each of the following persons is 50 Fremont Street, San Francisco, CA 94105.

Name	Position Held With the Funds	Position Held With Mellon Capital Management Corporation
None

DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF THE DREYFUS CORPORATION. The business address of the directors and principal executive officers is 200 Park Avenue, New York, New York 10166.

Name	Position Held With The Dreyfus Corporation	Other Principal Occupation/Position
John Cardona	President and Director	none

Joseph Connolly	Chief Compliance Officer	none

Diane Durnin	Vice Chair and Director	none

Gary Pierce	Controller	none

Jonathan Baum	Chairman, Chief Executive Officer and Director	none

James Bitetto	Secretary	none

Mitchell Harris	Director	none

Dwight Jacobsen	Director	none

Bradley Skapyak	Chief Operating Officer and Director	none

Robert Capone	Director	none

Christopher Sheldon	Chief Investment Officer and Director	none

TRUSTEES/OFFICERS OF THE FUNDS WHO HOLD POSITION(S) WITH THE DREYFUS CORPORATION. The business address of each of the following persons is 200 Park Avenue, New York, New York 10166.

Name	Position Held With the Funds	Position Held With The Dreyfus Corporation
None

APPENDIX D

OUTSTANDING SHARES

[TO BE COMPLETED]

As of the Record Date, the total number of shares outstanding for each Fund is set forth in the table below:

WisdomTree Trust
Fund	Shares Outstanding
WisdomTree Global ex-US Growth Fund
WisdomTree Total Dividend Fund
WisdomTree SmallCap Dividend Fund
WisdomTree Asia Pacific ex-Japan Fund
WisdomTree Australia Dividend Fund
WisdomTree MidCap Dividend Fund
WisdomTree LargeCap Dividend Fund
WisdomTree Japan SmallCap Dividend Fund
WisdomTree Japan Hedged Equity Fund
WisdomTree Intl SmallCap Dividend Fund
WisdomTree Intl MidCap Dividend Fund
WisdomTree Intl LargeCap Dividend Fund
WisdomTree Intl Dividend ex-Financials Fund
WisdomTree Global Equity Income Fund
WisdomTree Europe SmallCap Dividend Fund
WisdomTree Equity Income Fund
WisdomTree Dividend ex-Financials Fund
WisdomTree DEFA Fund
WisdomTree DEFA Equity Income Fund
WisdomTree Global ex-U.S. Utilities Fund
WisdomTree Global Natural Resources Fund
WisdomTree Commodity Country Equity Fund
WisdomTree Total Earnings Fund
WisdomTree SmallCap Earnings Fund
WisdomTree MidCap Earnings Fund
WisdomTree LargeCap Value Fund
WisdomTree Earnings 500 Fund
WisdomTree Global ex-U.S. Real Estate Fund
WisdomTree Emerging Markets Equity Income Fund
WisdomTree Emerging Markets SmallCap Dividend Fund
WisdomTree Dreyfus Indian Rupee Fund
WisdomTree Euro Debt Fund
WisdomTree Dreyfus Chinese Yuan Fund
WisdomTree Dreyfus Brazilian Real Fund
WisdomTree Dreyfus Japanese Yen Fund
WisdomTree Dreyfus South African Rand Fund

D-1

WisdomTree Trust
Fund	Shares Outstanding
WisdomTree Australia & New Zealand Debt Fund
WisdomTree LargeCap Growth Fund
WisdomTree Dreyfus Emerging Currency Fund

D-2

APPENDIX E

BENEFICIAL OWNERS OF MORE THAN 5% OF EACH WISDOMTREE FUND

As of the Record Date, the following persons owned, of record and beneficially (unless otherwise indicated), 5% or more* of each Fund’s outstanding securities:

Name of the Fund	Name and Address of the Beneficial Owner	Amount of Shares Owned	Percentage of the Fund

[TO BE COMPLETED]

*	A party holding in excess of 25% of the outstanding voting securities of a Fund is presumed to be a “control person” (as defined in the 1940 Act) of such Fund, based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted for shareholder consideration.

E-1

[FORM OF PROXY CARD]

[TO BE UPDATED BY D.F. KING & CO., INC.]

PROXY CARD FOR [FUND NAME PRINTS HERE]

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS – JUNE 29, 2012

The undersigned hereby appoint(s) ☐, ☐, and ☐, or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at the offices of WisdomTree Trust, 380 Madison Avenue, 21st Floor, New York, New York 10017 on June 29, 2012 at 8:00 a.m. Eastern Time, and at any adjournment(s) or postponements thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This proxy card will be voted as instructed. If no specification is made, the proxy card will be voted “FOR” each proposal. The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting or any adjournments.

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at [1-XXX-XXX-XXXX]. Representatives are available Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time. We have retained D.F. King & Co., Inc. to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the special meeting approaches, representatives from D.F. King & Co., Inc. may call you to remind you to exercise your vote.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 29, 2012

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT: [                                         ].

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH

PLEASE SEE THE INSTRUCTIONS BELOW IF YOU WISH TO VOTE BY PHONE (live proxy representative or touch-tone phone), BY MAIL OR VIA THE INTERNET. Please use whichever method is most convenient for you. If you choose to vote via the Internet or by phone, you should not mail your proxy card. Please vote today!

PHONE: To cast your vote by phone with a proxy voting representative, call toll-free [1-XXX-XXX-XXXX] and provide the representative with the control number found on the reverse side of this proxy card.

Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time.

MAIL: To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

Options below are available 24 hours a day / 7 days a week

PHONE: To cast your vote via a touch-tone voting line, call toll-free [1-XXX-XXX-XXXX] and enter the control number found on the reverse side of this proxy card.

INTERNET: To vote via the Internet, go to [INSERT PROXY SOLICITOR WEBSITE] and enter the control number found on the reverse side of this proxy card.

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the proxy statement that the proxy card accompanies.

Shareholder sign here	Date	Joint owner sign here	Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY

SHAREHOLDER’S VOTE IS IMPORTANT.

IF YOU RECEIVED MORE THAN ONE BALLOT BECAUSE YOU HAVE MULTIPLE INVESTMENTS IN THE FUNDS, PLEASE REMEMBER TO VOTE ALL OF YOUR BALLOTS!

Remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote. This proxy card is valid only when signed and dated.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ☐

1. To approve a new investment advisory agreement between WisdomTree Trust and WisdomTree Asset Management, Inc., with respect to the Fund, to go into effect if there is a subsequent change of control of WisdomTree Asset Management, Inc., as described herein

FOR	AGAINST	ABSTAIN
☐	☐	☐

2A. To approve a new investment sub-advisory agreement between WisdomTree Asset Management, Inc. and Mellon Capital Management Corporation, with respect to the Fund, to go into effect if there is a subsequent change of control of WisdomTree Asset Management, Inc., as described herein

FOR	AGAINST	ABSTAIN
☐	☐	☐

2B. To approve a new investment sub-advisory agreement between WisdomTree Asset Management, Inc. and Mellon Capital Management Corporation, with respect to the Fund, to go into effect if there is a subsequent change of control of WisdomTree Asset Management, Inc., as described herein

FOR	AGAINST	ABSTAIN
☐	☐	☐

2C. To approve a new investment sub-advisory agreement between WisdomTree Asset Management, Inc. and The Dreyfus Corporation, with respect to the Fund, to go into effect if there is a subsequent change of control of WisdomTree Asset Management, Inc., as described herein

FOR	AGAINST	ABSTAIN
☐	☐	☐

3. To approve an arrangement that allows the WisdomTree Trust’s Board of Trustees to make future changes to the Fund’s sub-advisory arrangements without a shareholder vote.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Attention WisdomTree Shareholder

VOTE NOW

The Board of Trustees of the WisdomTree Trust requests your vote on the important proposals described in the attached Proxy Statement. The Board has unanimously approved these proposals and recommends that shareholders vote in favor of each proposal. You can vote your shares using one of the methods below.

TALK TO A LIVE AGENT

To cast your vote by phone with a live representative, call toll-free [1-            ], Monday through Friday 9:00 a.m. to 11:00 p.m. (ET), and provide the representative with the control number that appears on your proxy card.

BY INTERNET	BY TOUCH-TONE PHONE

Go to [www. .com] and enter the control number that appears on your proxy card and follow the online instructions.	Call toll-free [1- ] and enter the control number found on your proxy card.

BY MAIL	IN PERSON

Complete, sign and date the enclosed proxy card and return it by mail in the enclosed postage-paid envelope.	Attend the Special Meeting of Shareholders and vote in person.

If you have questions about this proxy solicitation, please call D.F. King & Co., Inc., the Funds’ proxy solicitor, at

[1-                    ].

Monday through Friday 9:00 a.m. to 11:00 p.m. (ET)

WISDOMTREE TRUST

May 9, 2012

Dear WisdomTree Fund Shareholder:

We appreciate your investment in the WisdomTree Family of Funds. I am writing to encourage you to vote on important matters that impact your investment. A Special Meeting of Shareholders of the Asia Local Debt Fund, Emerging Markets Local Debt Fund, Emerging Markets Corporate Bond Fund, WisdomTree Dreyfus Commodity Currency Fund, Global Real Return Fund, and Managed Futures Strategy Fund has been set for June 29, 2012. We ask that you read the accompanying materials carefully and cast your vote on the matters described below.

1.	New Investment Advisory Agreement. Shareholders of the Funds are being asked to vote to approve a new investment advisory agreement with WisdomTree Asset Management, Inc., the Funds’ Investment Adviser. The largest shareholder of WisdomTree Investments, Inc., the parent company of the Investment Adviser, has indicated his ownership percentage, currently 25.5%, may drop below 25%. This reduction in ownership is not expected to have any impact on the operations of the Investment Adviser or the Funds. However, for regulatory purposes, this could be considered a change of control of the Investment Adviser’s parent company and could be deemed to cause a termination of the Funds’ investment advisory agreement. Therefore, in order to ensure continuity and avoid any disruption in the Funds’ operation, Fund shareholders are being asked to approve a new investment advisory agreement that would become effective immediately upon such change in control. The new advisory agreement will have identical terms and fees as the Funds’ existing advisory agreement and will not result in any changes to the day-to-day management and operations of the Funds. This is Proposal 1 on the enclosed ballot.

If you are a shareholder of record and held shares as of the close of business on May 3, 2012 of any of the Funds you are entitled to vote at the Meeting. This is true even if you no longer own your Fund shares. The Funds’ Board of Trustees recommends that you vote in favor of the proposal.

You can vote in one of four ways:

•	By mail with the enclosed proxy card – be sure to sign, date and return it in the enclosed postage-paid envelope,

•	Through the website listed in the proxy voting instructions,

•	By telephone using the toll-free number listed in the proxy voting instructions, or

•	In person at the shareholder meeting on June 29, 2012.

We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. Your vote is extremely important. We ask that you take the time to carefully consider and vote on this important proposal. Please read the enclosed information carefully before voting. If you have questions, please call D.F. King & Co., Inc., the Funds’ proxy solicitor, at [1-                    ].

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to WisdomTree Trust prior to the Meeting, or by voting in person at the Meeting.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Respectfully,

/s/ Jonathan Steinberg
Jonathan Steinberg
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

ii

VERY IMPORTANT NEWS FOR SHAREHOLDERS

You are being asked to vote on matters that impact your Fund investment. The following “Questions and Answers” section is designed to help you understand the important matters you are being asked to consider. It is a summary intended to assist you and is not as detailed as the discussion found in the attached Proxy Statement. For this reason, this section should be read in conjunction with the Proxy Statement and is qualified in its entirety by reference to the Proxy Statement.

QUESTIONS AND ANSWERS

Q.	Why am I receiving these Proxy Materials?

A.	You are receiving these proxy materials because you are a shareholder of one or more of the following Funds: Asia Local Debt Fund, Emerging Markets Local Debt Fund, Emerging Markets Corporate Bond Fund, WisdomTree Dreyfus Commodity Currency Fund, Global Real Return Fund, and Managed Futures Strategy Fund. The Board of Trustees of WisdomTree Trust has approved certain changes to the Funds. These changes will not take effect unless and until they are approved by Fund shareholders. As a Fund shareholder you have the right to vote on this matter. The Board of Trustees recommends that you vote to approve this matter.

Q.	What matter am I being asked to vote on?

A.	You are being asked to vote on the following matter.

Proposal 1: Approval of a New Investment Advisory Agreement for Each Fund

The Board of Trustees recommends that you vote to approve Proposal 1.

Summary: You are being asked to vote to approve a new investment advisory agreement with WisdomTree Asset Management, Inc., the Funds’ current Investment Adviser. The new investment advisory agreement will have terms that are identical to the terms of the existing agreement and would go into effect only in the event of the change of control described herein. The new advisory agreement will have identical terms and fees as the Funds’ existing advisory agreement and will not result in any changes to the day-to-day management and operations of the Funds.

Discussion: You are being asked to vote to approve the new advisory agreement because the largest shareholder of WisdomTree Investments, Inc., the parent company of the Investment Adviser, has indicated his ownership percentage, currently 25.5%, may drop below 25%. The Investment Adviser is a wholly-owned subsidiary of WisdomTree Investments. The single largest shareholder of WisdomTree Investments currently owns over 25% of the shares of WisdomTree Investments. This shareholder is therefore presumed to have “control”

iii

of WisdomTree Investments under the laws and regulations applicable to investment companies such as the Funds, specifically, the Investment Company Act of 1940. The reduction of this shareholder’s ownership interest to below 25% is not expected to have any impact on the operations of WisdomTree Investments, the Investment Adviser or the Funds. This shareholder will remain the largest shareholder of WisdomTree Investments. However, for regulatory purposes, this could be considered a change of control of WisdomTree Investments and the Investment Adviser and could be deemed to cause a termination of the Funds’ investment advisory agreement. In order to ensure continuity and avoid any disruption in the operation of the Funds, a new advisory agreement should be in effect upon termination so that the Investment Adviser can continue to manage each Fund’s investments. Therefore, Fund shareholders are being asked to consider and approve a new investment advisory agreement that would become effective immediately upon such change in control. The approval of the new advisory agreement will not have any impact on the operation of WisdomTree Investments, the Investment Adviser or the Funds. The fees, services and terms of the new advisory agreement are identical to the fees, services and terms of each Fund’s current advisory agreement. The personnel, officers and managers of the Investment Adviser will remain the same. Neither the operation of the Funds nor the fees you pay on your Fund investment will change.

Q.	Why am I being asked to vote?

A.	As a shareholder of a Fund you are entitled to vote on these matters. Your vote is very important. We encourage you to read these materials and vote in accordance with the instructions on your proxy card.

Q.	Will there be any changes to the Funds’ other service providers as a result of the proposal?

A.	No. If the proposal is approved the operations of the Funds and the Funds’ service providers are expected to remain unchanged.

Q.	Will the Funds’ fees increase?

A.	No. The fees charged by each Fund will remain the same. The fee rates under the new advisory agreement are identical to those under the current advisory agreement. Services also will remain the same.

Q.	Who is paying the costs of this proxy and the Special Meeting of Shareholders?

A.	The Investment Adviser is paying all fees, costs and expenses associated with the proxy and the Special Meeting of Shareholders.

Q.	Who is asking for my vote?

A.	The enclosed proxy is being solicited by the Board of Trustees for use at the Special Meeting of Shareholders to be held on June 29, 2012, and, if the Special Meeting of Shareholders is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Special Meeting of Shareholders.

iv

Q.	How does the Board suggest that I vote?

A.	After careful consideration, the Board unanimously recommends that you vote “FOR” the proposal contained in the Proxy Statement. Please see the section entitled “Board Recommendation” with respect to the proposal for a discussion of the Board’s considerations in making such a recommendation.

Q.	Why am I receiving information about Funds I do not own?

A.	The proposal is similar for each Fund, and management of the Funds has concluded that it is most cost-effective to hold the Meeting concurrently for all of the Funds. You will be asked to vote separately on the proposal with respect to the Fund(s) that you own. A favorable or unfavorable vote on a proposal by the shareholders of one Fund will not affect the voting and implementation of the proposal by another Fund.

Q.	What vote is required to approve the proposal?

A.	To be approved with respect to a particular Fund, the proposal must be approved by a vote of a majority of the outstanding voting securities of that Fund. The “vote of a majority of the outstanding voting securities” is defined in the Investment Company Act of 1940 as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote thereon present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Q.	Will my vote make a difference?

A.	Yes! Your vote is needed to ensure that the proposal can be acted upon. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy card, on the Internet or over the phone will help save the costs of any further solicitations.

Q.	If I am a small investor, why should I bother to vote?

A.	You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Funds may not receive enough votes to go forward with the Meeting. If this happens, the Funds will need to solicit votes again. This may delay the Meeting and the approval of the proposal as well as generate unnecessary costs.

v

Q.	How do I place my vote?

A.	You may provide a Fund with your vote by mail with the enclosed proxy card, by Internet by following the instructions in the proxy voting instructions, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Funds’ proxy solicitation agent at the telephone number below.

Q.	Whom do I call if I have questions?

A.	We will be happy to answer your questions about this proxy solicitation. If you have questions, please call D.F. King & Co., Inc., the Funds’ proxy solicitor, at [1- ].

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to WisdomTree Trust prior to the Meeting, or by voting in person at the Meeting.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

vi

WISDOMTREE TRUST

380 Madison Avenue, 21st Floor

New York, NY 10017

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 29, 2012

Notice is hereby given that a Special Meeting of Shareholders of WisdomTree Trust (the “Trust”) and each of its respective series listed below (each, a “Fund” and collectively, the “Funds”) will be held at the offices of the Trust, 380 Madison Avenue, 21st Floor, New York, New York 10017 on June 29, 2012 at 8:00 a.m. Eastern Time. Fund shareholders are asked to vote on the matter listed below. Your vote is very important and you are requested to cast your vote in accordance with the instructions below.

	PROPOSAL	SHAREHOLDERS SOLICITED TO VOTE

1.	The Approval of a New Investment Advisory Agreement between the Trust and WisdomTree Asset Management, Inc., to go into effect if there is a subsequent change of control of the Investment Adviser, as described herein	All Funds

2.	To transact such other business as may properly come before the Meeting

After careful consideration, the Board of Trustees of the Trust unanimously recommends that shareholders vote “FOR” the proposal.

Shareholders of record at the close of business on May 3, 2012 are entitled to notice of, and to vote at, the Meeting, even if such shareholders no longer own such shares.

We call your attention to the accompanying Proxy Statement. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Trust prior to the Meeting, or by voting in person at the Meeting.

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By Order of the Board of Trustees,

/s/ Jonathan Steinberg
Jonathan Steinberg
President

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

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WISDOMTREE TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

FUNDS PARTICIPATING IN THE MEETING

ON JUNE 29, 2012

Global ex-US Currency

WisdomTree Dreyfus Commodity Currency Fund

Emerging Markets Fixed Income

Asia Local Debt Fund

Emerging Markets Local Debt Fund

Emerging Markets Corporate Bond Fund

Alternative Funds

Global Real Return Fund

Managed Futures Strategy Fund

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-x-

APPENDICES INDEX

Appendix A	INFORMATION REGARDING THE INVESTMENT ADVISORY AGREEMENT AND FEES PAID TO THE INVESTMENT ADVISER	A-1

Appendix B	DIRECTORS/TRUSTEES/MANAGERS/OFFICERS AND CORPORATE STRUCTURE OF THE INVESTMENT ADVISER	B-1

Appendix C	OUTSTANDING SHARES	C-1

Appendix D	BENEFICIAL OWNERS OF MORE THAN 5% OF EACH FUND	D-1

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WISDOMTREE TRUST

380 Madison Avenue, 21st Floor

New York, NY 10017

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 29, 2012

This Proxy Statement and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Board of Trustees of WisdomTree Trust (the “Trust”). The proxies are being solicited for use at a Special Meeting of Shareholders of the Trust to be held at the offices of the Trust, 380 Madison Avenue, 21st Floor, New York, New York 10017 on June 29, 2012 at 8:00 a.m. Eastern Time, and at any and all adjournments or postponements thereof.

The Board of Trustees has called the Meeting and is soliciting proxies from shareholders of each series of the Trust listed on the attached Notice of Special Meeting of Shareholders (each, a “Fund” and collectively, the “Funds”) for the purposes listed below:

	PROPOSAL	SHAREHOLDERS SOLICITED TO VOTE

1.	The Approval of a New Investment Advisory Agreement between the Trust and WisdomTree Asset Management, Inc. to go into effect if there is a subsequent change of control of the Investment Adviser, as described herein	All Funds

2.	To transact such other business as may properly come before the Meeting

This Proxy Statement and the accompanying notice and the proxy card are being first mailed to shareholders on or about May 14, 2012.

The Board has determined that the use of this Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of the other Funds.

You are entitled to vote at the Meeting of each Fund of which you are a shareholder as of the close of business on May 3, 2012 (the “Record Date”).

If you have any questions about the proposal or about voting, please call D.F. King & Co., Inc., the Funds’ proxy solicitor, at [1-                    ].

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE MEETING TO BE HELD ON JUNE 29, 2012

This Proxy Statement is available at [www.                    ]. In addition, shareholders can find important information about each Fund in the Fund’s annual report, dated August 31, 2011, including financial reports for the fiscal year ended August 31, 2011, and in any recent semi-annual report succeeding such annual report, if any. You may obtain copies of these reports without charge by writing to the Trust, by calling the telephone number shown on the front page of this Proxy Statement or at [www.                    ].

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A. OVERVIEW OF THE PROPOSAL

PROPOSAL 1: Approval of the New Investment Advisory Agreement

Proposal 1 relates to the approval of a new investment advisory agreement with WisdomTree Asset Management, Inc., the Investment Adviser to each Fund. The new advisory agreement is identical to the existing agreement with the investment adviser. Approval of the new advisory agreement will not have any impact on the operation of the Funds, the fees charged by the Funds or the scope of services provided by the Investment Adviser.

Summary Discussion.

The Investment Adviser is a wholly-owned subsidiary of WisdomTree Investments, Inc., which is located at 380 Madison Avenue, 21st floor, New York, New York 10017. The single largest shareholder of WisdomTree Investments has indicated his ownership interest in WisdomTree Investments may drop below 25% sometime in the next twelve months. In such event, this shareholder may no longer be presumed to control, directly or indirectly, WisdomTree Investments and, in turn, the Investment Adviser. Therefore, this change of control, if and when it occurs, could be deemed to cause the termination of the current advisory agreement between each Fund and the Investment Adviser. If this were to occur, a new investment advisory agreement would need to be in effect for the Investment Adviser to continue to provide investment management services to each Fund. Therefore, you are being asked to vote to approve the new advisory agreement in the event the change of control occurs.

Detailed Discussion.

The single largest shareholder of WisdomTree Investments, the parent company of the Investment Adviser, currently owns 25.5% of the shares of WisdomTree Investments. This shareholder is therefore presumed to have “control” of WisdomTree Investments under the laws and regulations applicable to investment companies such as the Funds, specifically, the Investment Company Act of 1940 (the “1940 Act”). As a result of this ownership, the shareholder is also presumed to have control of the Investment Adviser.

This shareholder has advised the Funds that he is considering transferring the ownership of sufficient shares so that his ownership interest in WisdomTree Investments would drop below 25%. It is also possible that WisdomTree Investments could issue sufficient additional shares so that this shareholder would no longer own more than 25% of WisdomTree Investments. In either case, the shareholder would no longer be presumed to control WisdomTree Investments and, in turn, the Investment Adviser. If this reduction in ownership were to occur, the Funds’ current advisory agreement could be deemed to terminate upon the change of control in accordance with applicable laws and regulations, specifically, the 1940 Act. In order to ensure continuity and avoid any potential disruption in the operation of the Funds, a new investment advisory agreement should be in effect upon termination of the existing agreement in order for the investment adviser to continue to manage each Fund’s investments. Postponing a decision and waiting to solicit Fund shareholders until after a change of control actually occurs would potentially expose Fund shareholders to greater uncertainty, since it would not be clear when and if a new advisory agreement would be approved. This could increase the cost of obtaining shareholder approval and

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potentially disrupt the Funds’ operations. If approval is not obtained, one or more funds could also be forced to liquidate as a result of the costs it would be required to incur by seeking shareholder approval at another time. Accordingly, you are being asked now to vote to approve the new advisory agreement for each Fund.

The approval of the new advisory agreement will not have any impact on the operation of WisdomTree Investments, the Investment Adviser or the Funds. The change in control will not result in an increase in the fees charged by the Funds. Nor will it result in any changes to the day-to-day management and operations of the Funds. The personnel, officers and managers of the Investment Adviser will remain the same. While the current single largest shareholder may no longer be presumed to have a controlling interest in WisdomTree Investments, he will remain the largest individual shareholder. The Investment Adviser will still be a wholly-owned subsidiary of WisdomTree Investments. The fees, services and terms of the new advisory agreement are identical to the fees, services and terms of each Fund’s current advisory agreement. Neither the operation of the Funds nor the fees you pay on your Fund investment will change.

It is possible that the change in control may be delayed or even terminated due to unforeseen circumstances. If for some reason the change does not occur, the current advisory agreement between the Investment Adviser and the Funds will not terminate and will remain in effect, and the Funds will not enter into the new advisory agreement. If this proposal is not approved by shareholders of any Fund, the Board of Trustees of WisdomTree Trust will evaluate other short- and long-term options permitted by law, which could include an interim investment advisory agreement with the Investment Adviser or maintaining the current ownership structure pending further discussions.

Approval of the New Advisory Agreement by the Board of Trustees. At a Quarterly Meeting of the Board held on March 1, 2012, the Board of Trustees of WisdomTree Trust considered and unanimously voted in favor of the new advisory agreement. The agreement was approved by each of the Trustees who are not “interested persons” (as defined under the 1940 Act) of the Trust and who are not interested persons of any party to the agreement. The Board recommends that shareholders vote to approve the new advisory agreement. In making this determination, the Board considered a variety of factors. In order to help you with your decision the factors considered by the Board are discussed below.

Board Considerations in Approving the New Advisory Agreement. In reaching the decision to approve the new advisory agreement, the Trustees carefully considered information that they had received throughout the year as part of their regular oversight of the Funds. For example, as a part of their consideration of the renewal of the current advisory agreement at the March Quarterly Board Meeting, the Trustees evaluated a number of factors, including: (a) the nature, extent and quality of the Investment Adviser’s services; (b) the Investment Adviser’s investment management and other personnel; (c) the Investment Adviser’s operations and financial condition; (d) the Investment Adviser’s brokerage practices and investment strategies; (e) the level of the fees that the Investment Adviser charges compared with the fees charged to comparable funds or accounts; (f) each Fund’s overall fees and operating expenses compared with similar funds; (g) the level of the Investment Adviser’s profitability from its Fund-related operations; (h) the Investment Adviser’s compliance policies and systems; (i) the Investment Adviser’s reputation, expertise and resources; and (j) Fund performance.

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The Board considered, among other things:

•

The Nature, Extent and Quality of Services Provided by the Investment Adviser. The Board reviewed the scope of services to be provided by the Investment Adviser under the current advisory agreement. The Board noted that there would be no significant differences between the scope of services required to be provided by the Investment Adviser under the current advisory agreement and the scope of services required to be provided by the Investment Adviser under the new advisory agreement. The Board noted that the change of control is not expected to have any impact on the Investment Adviser and that the key investment and management personnel of the Investment Adviser are expected to remain the same. The Board also considered the Investment Adviser’s representation that the Investment Adviser would continue to provide investment and related services that were of materially the same quality and scope as the services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

•

Fund Expenses and the Performance of the Funds and the Investment Adviser. The Board reviewed the expense ratio of each Fund as compared to other funds in its peer group and the performance of each Fund compared to its underlying benchmark. The Investment Adviser has represented that following the change of control Fund fees will not increase and the Investment Adviser will continue to operate in substantially the same manner as it currently operates. Based on these representations, the Board concluded that the investment performance of the Investment Adviser was not expected to be affected by the change of control and that the Funds should continue to operate in a substantially similar manner as they currently operate.

•

Costs of Services Provided to the Funds and Profits Realized by the Investment Adviser and its Affiliates. The Board reviewed information about the profitability of the Funds to the Investment Adviser based on the advisory fees of the Funds payable under the current advisory agreement. The Board also analyzed the Funds’ expenses, including the investment advisory fees paid to the Investment Adviser. The Board considered the fact that the fee rates payable to the Investment Adviser would be the same under each Fund’s new advisory agreement as they are under such Fund’s current advisory agreement. With respect to anticipated profitability, the Board noted that there was no reason to expect that the change of control would affect the Investment Adviser’s profitability with respect to the Funds, but noted that profitability would be given further consideration on an ongoing basis.

•

Economies of Scale. In connection with its review of the current advisory agreement at the March Quarterly Board Meeting, the Board discussed potential economies of scale or other efficiencies that may result from increases in the Funds’ asset levels. The Trustees noted that the fees would not change under the new advisory agreement, and that they will have the opportunity to further review the appropriateness of the fee payable to the Investment Adviser under the new advisory agreement when the next required renewal of such Agreement comes before the Board.

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Based on the foregoing, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the new advisory agreement are fair and reasonable; (b) concluded that the Investment Adviser’s fees were reasonable in light of the services that it provides to the Funds; and (c) approved the new advisory agreement to take effect upon the change in control, subject to shareholder approval.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,

UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE

“FOR” THE APPROVAL OF THE PROPOSAL.

UNMARKED, PROPERLY SIGNED

AND DATED PROXIES WILL BE SO VOTED.

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B. ADDITIONAL INFORMATION REGARDING PROPOSAL 1

1.	General.

As discussed in the Overview above, Proposal 1 relates to the approval by shareholders of the new advisory agreement between the Investment Adviser and the Trust, on behalf of each of the Funds.

You are being asked to vote separately on the proposal solely with respect to the Fund(s) that you own. The form of new advisory agreement is incorporated by reference to this Proxy Statement and may be obtained upon request, free of charge, by writing to or calling the Trust at the address or telephone number shown on the front page of this Proxy Statement.

2.	The Investment Adviser.

WisdomTree Asset Management, Inc. is located at 380 Madison Avenue, 21st Floor, New York, New York 10017 and currently serves as investment adviser to the Funds pursuant to the current advisory agreement.

Information regarding the current advisory agreement, including (a) the date of the agreement, (b) the date on which it was last approved by shareholders and (c) the rate of compensation to the Investment Adviser, is provided in Appendix A. If the new advisory agreement is approved by shareholders, it will continue for an initial term of two years and for subsequent one-year terms so long as they are renewed annually in accordance with its terms (see discussion under “Term and Continuance of the Advisory Agreements” below).

Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and director(s) of the Investment Adviser, as well as its corporate structure, is set forth in Appendix B. A list of the Trustees and officers of the Trust who hold positions with the Investment Adviser is also set forth in Appendix B.

3.	PROPOSAL 1: The New Investment Advisory Agreement

Material Terms of the New Advisory Agreement.

The following summary of the new advisory agreement summarizes the material terms of the new advisory agreement and is qualified in its entirety by reference to the new advisory agreement, a form of which is incorporated by reference to this Proxy Statement and may be obtained upon request, free of charge, by writing to or calling the Trust at the address or telephone number shown on the front page of this Proxy Statement.

Duties of the Investment Adviser. Under the current advisory agreement and the new advisory agreement (each, an “Advisory Agreement” and together, the “Advisory Agreements”), the Investment Adviser is required to:

•	provide the Funds with advice and supervision and furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund;

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•

determine, in its discretion and without prior consultation, what securities shall be purchased, held, sold, or exchanged for the Funds and what portion, if any, of the Funds’ assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Trust Instrument, By-Laws and registration statement on file with the SEC;

•

discharge its responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies, and limitations set forth in the Funds’ prospectus(es), statement of additional information, compliance manual, and applicable laws and regulations;

•	provide the Trust, and any other agent designated by the Trust, with records concerning the Investment Adviser’s activities which each Fund is required to maintain;

•	provide other reports reasonably requested by the Trust’s officers and Board concerning the Investment Adviser’s discharge of the foregoing responsibilities;

•	arrange for other necessary services, including custodial, transfer agency and administration; and

•	furnish to the Trust all office facilities, equipment, services and executive and administrative personnel necessary for managing the investment program of the Trust for each Fund.

The Investment Adviser may, at its own expense, select and contract with one or more investment sub-advisers to manage the investment operations and composition of each Fund and render investment advice for each Fund.

Term and Continuance of the Advisory Agreements. Each Advisory Agreement provides that unless terminated as provided therein, the Advisory Agreement shall continue for an initial term of two years. Thereafter, the Advisory Agreement shall continue in effect for successive annual periods provided such continuance is specifically approved at least annually (a) by either the vote of the Trustees or by a vote of a majority of the outstanding voting securities; and (b) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

Each Advisory Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, by vote of the Board, including a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund, or by the Investment Adviser. In each case, prior written notice to the other party should not be more than sixty (60) days’ nor less than thirty (30) days; provided that a shorter notice period shall be permitted for a Fund in the event its shares are no longer listed on a national securities exchange. Each Advisory Agreement will terminate automatically in the event of its “assignment” (as that term is defined under the 1940 Act).

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Section 15(f) of the 1940 Act.

Section 15(f) of the 1940 Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are met. The first condition specifies that no “unfair burden” may be imposed on the fund as a result of a transaction relating to the change in control, including any express or implied terms, conditions or understandings. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the fund (other than fees for bona fide principal underwriting services), which could limit the ability of the fund to engage in brokerage transactions with certain broker-dealers, although such limits are not expected to cause any fund to change its brokerage relationships. The second condition specifies that, during the three-year period immediately following consummation of the change in control transaction, at least 75% of the fund’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser.

Consistent with the conditions of Section 15(f), WisdomTree Investments has agreed that it will not take any action that would have the effect, directly or indirectly, of causing any requirement of the provisions of Section 15(f) to be violated in the event of a change of control. The Investment Adviser has represented to the Board that no unfair burden would be imposed on the Funds as a result of a change of control.

C. OTHER BUSINESS

The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

D. ADDITIONAL INFORMATION

1.	Administrator, Principal Underwriter, Custodian and Transfer Agent

The principal underwriter/distributor of the Trust is ALPS Distributors, Inc., located at 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Bank of New York Mellon, located at 1 Wall Street, New York, New York 10286, serves as the Funds’ administrator, custodian and transfer agent.

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2.	Affiliations and Affiliated Brokerage

During the Funds’ most recent fiscal year, the Funds paid no commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Funds, the Investment Adviser, or affiliated persons of such persons.

3.	Voting Information

Proxy Solicitation. The principal solicitation of proxies will be by the mailing of this Proxy Statement on or about May 14, 2012, but proxies may also be solicited by telephone and/or in person by representatives of the Trust, regular employees of the Investment Adviser, or D.F. King & Co., Inc., a private proxy services firm retained by the Funds. If we have not received your vote as the date of the Meeting approaches, you may receive a telephone call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

Cost of the Meeting. The cost of the Meeting, including the costs of retaining D.F. King & Co., Inc., preparing and mailing of the notice, proxy statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by WisdomTree Investments, and not the Funds.

Shareholder Voting. Shareholders of the Funds who own shares at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. One-third (33 1/3%) of a Fund’s shares entitled to vote on a proposal constitutes a quorum. Abstentions and broker non-votes will not be counted for or against the proposal, but will be counted for purposes of determining whether a quorum is present. Because the affirmative vote of a majority of the outstanding voting securities of each Fund, as defined below, is required to approve a proposal, abstentions and broker non-votes will effectively be a vote against the proposal. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” such proposal in favor of such an adjournment, and will vote those proxies required to be voted “AGAINST” such proposal, against such an adjournment.

Information regarding the number of issued and outstanding shares of each Fund as of the Record Date is provided in Appendix C, representing the same number of votes for each of such Funds. The persons who are known to have owned beneficially 5% or more of each Fund’s outstanding shares as of the Record Date are listed in Appendix D. As of the Record Date, the Trustees and officers, as a group, owned less than 1% of the outstanding shares of each Fund. As of the Record Date, there were no persons who were known to control each Fund.

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The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted “FOR” the proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, Internet or telephone by following the enclosed instructions. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the secretary of the Trust prior to the Meeting; (b) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance in-person at the Meeting, by itself, will not revoke a previously-tendered proxy.

Required Vote. Approval of the proposal requires the vote of a “majority of the outstanding voting securities” of a Fund, which means the vote of 67% or more of the shares that are present at the Meeting, provided that the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the Fund’s outstanding shares, whichever is less.

The current advisory agreement will remain in place until the completion of the proposed change in control, at which time, the current advisory agreement will terminate and, subject to shareholder approval, the new advisory agreement will go into effect. As a result, if for some reason the proposed change in control does not occur, the current advisory agreement will not automatically terminate and will remain in effect, and the new advisory agreement will not be entered into, even if it has been approved by Fund shareholders.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders of the Funds that reside at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and proxy statements that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust’s address, or by calling the telephone number shown on the front page of this Proxy Statement. The Trust will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

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4.	Shareholder Proposals

The Trust is organized as a statutory trust under the laws of Delaware. As such, the Trust is not required to, and does not, hold annual shareholder meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Trust’s Trust Instrument and By-Laws. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Secretary of the Trust, c/o WisdomTree Trust, 380 Madison Avenue, 21st Floor, New York, New York 10017, for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of the Trust must be received by the Trust in writing within a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

5.	Agreements, Reports and Other Information

Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov), which contains other information about the Funds.

Further, the form of new advisory agreement is incorporated by reference to this Proxy Statement and may be obtained upon request, free of charge, by writing to or calling the Trust at the address or telephone number shown on the front page of this Proxy Statement.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

By Order of the Board of Trustees,

Sincerely,

/s/ Jonathan Steinberg
Jonathan Steinberg President

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APPENDIX A

INFORMATION REGARDING THE INVESTMENT ADVISORY

AGREEMENT AND FEES PAID TO THE INVESTMENT ADVISER

WisdomTree Asset Management, Inc. (the “Investment Adviser”) currently serves as investment adviser to each of the following separate series of WisdomTree Trust (the “Trust”), the Asia Local Debt Fund, Emerging Markets Local Debt Fund, Emerging Markets Corporate Bond Fund, WisdomTree Dreyfus Commodity Currency Fund, Global Real Return Fund, and Managed Futures Strategy Fund (each, a “Fund” and collectively, the “Funds”) pursuant to an investment advisory agreement between the Trust, on behalf of its Funds, and the Investment Adviser made March 21, 2006, as amended.

The tables below provide the following information:

(i)	the dates on which a Fund’s shareholders last approved the Fund’s investment advisory agreement;

(ii)	the annual rate of management fees paid by each Fund to the Investment Adviser, stated as a percentage of that Fund’s average daily net assets;

(iii)	the aggregate amount of management fees paid by each Fund to the Investment Adviser for the Fund’s most recently completed fiscal year (ended August 31, 2011 for all the Funds).

As part of its investment advisory agreement with the Trust, the Investment Adviser has contractually agreed to pay all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, expenses of the Independent Trustees (including any Trustees’ counsel fees), and extraordinary expenses. For more details concerning the advisory fees, see the Fund’s form of new advisory agreement, which is incorporated by reference to this Proxy Statement and may be obtained upon request, free of charge, by writing to or calling the Trust at the address or telephone number shown on the front page of this Proxy Statement.

Series Name	Date of Last Shareholder Approval of the Advisory Agreement	Annual Investment Advisory Fee Rate	Aggregate Advisory Fees Paid to Investment Adviser for Fiscal Year Ended August 31, 2011
Global ex-US Currency
WisdomTree Dreyfus Commodity Currency Fund	9/24/2010	0.55%	$435,522	*
Emerging Markets Fixed Income
Asia Local Debt Fund	3/17/2011	0.55%	$944,340	*
Emerging Markets Local Debt Fund	8/9/2010	0.55%	$3,806,040
Emerging Markets Corporate Bond Fund	2/9/2012	0.60%	n/a	**
Alternative Funds
Global Real Return Fund	7/14/2011	0.60%	$4,065	*
Managed Futures Strategy Fund	1/5/2011	0.95%	$686,008	*

*	Not in operation for a full year.
**	Fund commenced operations on February 9, 2012.

A-1

APPENDIX B

DIRECTORS/TRUSTEES/MANAGERS/OFFICERS

OF THE INVESTMENT ADVISER

CORPORATE STRUCTURE OF WISDOMTREE ASSET MANAGEMENT, INC. WisdomTree Asset Management, Inc., the Investment Adviser, is a 100% wholly-owned subsidiary of WisdomTree Investments, Inc., which is located at 380 Madison Avenue, 21st floor, New York, New York 10017. As of March 31, 2012, Michael Steinhardt owned between 25% and 50% of WisdomTree Investments, Inc. Mr. Steinhardt’s business address is 380 Madison Avenue, 21st floor, New York, New York 10017.

DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF WISDOMTREE ASSET MANAGEMENT, INC. The business address of the directors and principal executive officers is 380 Madison Avenue, 21st Floor, New York, New York 10017.

Name	Position Held With WisdomTree Asset Management, Inc.	Other Principal Occupation/Position
Jonathan Steinberg	Chief Executive Officer and Director	President, WisdomTree Trust since 2005; Chief Executive Officer of WisdomTree Investments, Inc. and Director of WisdomTree Investments, Inc. since 1989.

Richard Morris	Chief Compliance Officer and General Counsel	Chief Compliance Officer of the Trust since 2009; Deputy General Counsel of WisdomTree Investments, Inc. since 2005.

Bruce Lavine	President, COO, and Director	Director of WisdomTree Investments, Inc. since 2007.

Peter Ziemba	Chief Legal Officer and Executive Vice President Business & Legal Affairs	n/a

Amit Muni	Chief Financial Officer and Executive Vice President Finance	Chief Financial Officer and Assistant Secretary of WisdomTree Investments, Inc. since March 2008.

Luciano Siracusano	Chief Investment Strategist and Executive Vice President - Director of Sales	n/a

TRUSTEES/OFFICERS OF THE FUNDS WHO HOLD POSITION(S) WITH WISDOMTREE ASSET MANAGEMENT, INC. The business address of each of the following persons is 380 Madison Avenue, 21st Floor, New York, New York 10017.

Name	Position Held With the Funds	Position Held With WisdomTree Asset Management, Inc.
Jonathan Steinberg	President and Trustee	Chief Executive Officer and Director

Amit Muni	Treasurer and Assistant Secretary	Chief Financial Officer and Executive Vice President Finance

Richard Morris	Secretary, Chief Legal Officer and Chief Compliance Officer	Chief Compliance Officer and General Counsel

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TRUSTEES OF THE FUNDS WHO BOUGHT/SOLD SECURITIES OF WISDOMTREE ASSET MANAGEMENT, INC. OR ITS PARENT. The Investment Adviser is a wholly-owned subsidiary of WisdomTree Investments, Inc., a publicly-traded company (NASDAQ ticker: WETF). Since the Investment Adviser’s most recently completed fiscal year ended December 31, 2011, Jonathan L. Steinberg, a Trustee of the Funds, bought or sold securities of WisdomTree Investments, Inc. as detailed in the table below.

Transaction Date	Securities Acquired (A) or Disposed of (D)	Amount	Price Per Share
01/25/2012	A	17,276	$0
01/27/2012	D	7,800	$6.32
02/02/2012	A	3,103,869	$0.05
02/02/2012	D	3,103,869	$5.33
02/03/2012	A	500,423	$0.05
02/03/2012	D	500,423	$5.33

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APPENDIX C

OUTSTANDING SHARES

[TO BE COMPLETED]

As of the Record Date, the total number of shares outstanding for each Fund is set forth in the table below:

WisdomTree Trust
Fund	Shares Outstanding
WisdomTree Emerging Markets Local Debt Fund
WisdomTree Dreyfus Commodity Currency Fund
WisdomTree Managed Futures Strategy Fund
WisdomTree Asia Local Debt Fund
WisdomTree Global Real Return Fund
WisdomTree Emerging Markets Corporate Bond Fund

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APPENDIX D

BENEFICIAL OWNERS OF MORE THAN 5% OF EACH WISDOMTREE FUND

As of the Record Date, the following persons owned, of record and beneficially (unless otherwise indicated), 5% or more* of each Fund’s outstanding securities:

Name of the Fund	Name and Address of the Beneficial Owner	Amount of Shares Owned	Percentage of the Fund

[TO BE COMPLETED]

*	A party holding in excess of 25% of the outstanding voting securities of a Fund is presumed to be a “control person” (as defined in the 1940 Act) of such Fund, based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted for shareholder consideration.

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[FORM OF PROXY CARD]

[TO BE UPDATED BY D.F. KING & CO., INC.]

PROXY CARD FOR [FUND NAME PRINTS HERE]

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS – JUNE 29, 2012

The undersigned hereby appoint(s) ☐, ☐, and ☐, or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at the offices of the Trust, 380 Madison Avenue, 21st Floor, New York, New York 10017 on June 29, 2012 at 8:00 a.m. Eastern Time, and at any adjournment(s) or postponements thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This proxy card will be voted as instructed. If no specification is made, the proxy card will be voted “FOR” each proposal. The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting or any adjournments.

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at [1-XXX-XXX-XXXX]. Representatives are available Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time. We have retained D.F. King & Co., Inc. to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the special meeting approaches, representatives from D.F. King & Co., Inc. may call you to remind you to exercise your vote.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 29, 2012

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT: [                                         ].

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH

PLEASE SEE THE INSTRUCTIONS BELOW IF YOU WISH TO VOTE BY PHONE (live proxy representative or touch-tone phone), BY MAIL OR VIA THE INTERNET. Please use whichever method is most convenient for you. If you choose to vote via the Internet or by phone, you should not mail your proxy card. Please vote today!

PHONE: To cast your vote by phone with a proxy voting representative, call toll-free [1-XXX-XXX-XXXX] and provide the representative with the control number found on the reverse side of this proxy card.

Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time.

MAIL: To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

Options below are available 24 hours a day / 7 days a week

PHONE: To cast your vote via a touch-tone voting line, call toll-free [1-XXX-XXX-XXXX] and enter the control number found on the reverse side of this proxy card.

INTERNET: To vote via the Internet, go to [INSERT PROXY SOLICITOR WEBSITE] and enter the control number found on the reverse side of this proxy card.

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the proxy statement that the proxy card accompanies.

Shareholder sign here	Date	Joint owner sign here	Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY

SHAREHOLDER’S VOTE IS IMPORTANT.

IF YOU RECEIVED MORE THAN ONE BALLOT BECAUSE YOU HAVE MULTIPLE INVESTMENTS IN THE FUNDS, PLEASE REMEMBER TO VOTE ALL OF YOUR BALLOTS!

Remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote. This proxy card is valid only when signed and dated.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ☐

1. To approve a new investment advisory agreement between WisdomTree Trust and WisdomTree Asset Management, Inc., to go into effect if there is a subsequent change of control of the Investment Adviser, as described herein

FOR	AGAINST	ABSTAIN
☐	☐	☐

Attention WisdomTree Shareholder

VOTE NOW

The Board of Trustees of the WisdomTree Trust requests your vote on the important proposals described in the attached Proxy Statement. The Board has unanimously approved these proposals and recommends that shareholders vote in favor of each proposal. You can vote your shares using one of the methods below.

TALK TO A LIVE AGENT

To cast your vote by phone with a live representative, call toll-free [1-            ], Monday through Friday 9:00 a.m. to 11:00 p.m. (ET), and provide the representative with the control number that appears on your proxy card.

BY INTERNET	BY TOUCH-TONE PHONE

Go to [www. .com] and enter the control number that appears on your proxy card and follow the online instructions.	Call toll-free [1- ] and enter the control number found on your proxy card.

BY MAIL	IN PERSON

Complete, sign and date the enclosed proxy card and return it by mail in the enclosed postage-paid envelope.	Attend the Special Meeting of Shareholders and vote in person.

If you have questions about this proxy solicitation, please call D.F. King & Co., Inc., the Funds’ proxy solicitor, at

[1-                    ].

Monday through Friday 9:00 a.m. to 11:00 p.m. (ET)

WISDOMTREE TRUST

May 9, 2012

Dear WisdomTree Fund Shareholder:

We appreciate your investment in the WisdomTree Family of Funds. I am writing to encourage you to vote on important matters that impact your investment. A Special Meeting of Shareholders of the WisdomTree India Earnings Fund, Middle East Dividend Fund, and International Hedged Equity Fund has been set for June 29, 2012. We ask that you read the accompanying materials carefully and cast your vote on the matters described below.

1.	New Unitary Fee Advisory Agreement. Shareholders of the Funds are being asked to vote to approve a new investment advisory agreement with WisdomTree Asset Management, Inc., the Funds’ Investment Adviser. This agreement would replace each Fund’s existing investment advisory agreement. This proposal will not increase the level of fees charged by a Fund or change the level of services provided by the Investment Adviser under the current advisory agreement. Currently, each of these three Funds is assessed a fixed “management fee” by the Investment Adviser and a “variable fee” to cover other Fund expenses. The variable fee changes based on the level of Fund expenses and Fund assets. The other series of WisdomTree Trust are assessed a single “unitary fee”. The unitary fee is a set fee that does not change based on the level of actual expenses (other than extraordinary expenses) or assets. The unitary fee is paid to the Investment Adviser who then pays all other expenses (except for certain enumerated expenses). The proposed new investment advisory agreement for each Fund has a unitary fee: the Investment Adviser will receive a set fee that would not change based on the level of actual expenses (other than extraordinary expenses). Management is proposing this change in order to simplify the fee structure of these three Funds and bring these Funds in line with the other series of WisdomTree Trust. This change is also intended to eliminate the downside risk for shareholders that Fund fees might increase during periods when variable fund expenses increase or when Fund assets decline (making such expenses a larger percentage of fund assets). This new agreement is referred to herein as the “new unitary fee advisory agreement.” If this proposal is approved, the new unitary fee advisory agreement will take effect immediately. The current advisory agreement will be terminated. This is Proposal 1A on the enclosed ballot.

Because events may occur after the approval of Proposal 1A that, for technical reasons, could be deemed to trigger the termination of the new unitary fee advisory agreement, shareholders of each Fund are also being asked to vote to approve Proposal 1B. Specifically, the largest shareholder of WisdomTree Investments, Inc., the parent company of the Investment Adviser, has indicated his ownership percentage, currently 25.5%, may drop below 25%. This reduction in ownership is not expected to have any impact on the operations of the Investment Adviser or the Funds. However, for regulatory purposes, this could be considered a change of control of the Investment Adviser’s parent company and could be deemed to cause the termination of the new unitary fee advisory agreement. Therefore, in order to ensure continuity and avoid any disruption in the Funds’ operations, Fund shareholders also are being asked to approve a new investment advisory agreement identical to the new unitary fee advisory agreement that would go into effect immediately upon the change in control. This is Proposal 1B on the enclosed ballot.

2.	Continuation of Current Advisory Agreement. If Proposal 1A is not approved, the current advisory agreement for each Fund will remain in effect. However, the change in control of WisdomTree Investments described above could also be deemed to cause the termination of the current advisory agreement for each Fund. Therefore, in order to ensure continuity and avoid any disruption in the Funds’ operations, shareholders of each Fund are also being asked to approve a new investment advisory agreement with the Investment Adviser that would become effective immediately upon such change in control. The new agreement with terms identical to the current advisory agreement is referred to herein as the “new advisory agreement.” The terms of the new advisory agreement are identical to the terms of the current advisory agreement for each Fund. This is Proposal 2A on the enclosed ballot. If Proposals 2A and 1A are approved, Proposal 1A takes precedence and Proposal 2A will not take effect if a change of control occurs. This is the case even if Proposal 1B is not approved.

3.	Continuation of Current Sub-Advisory Agreements. In addition, shareholders of the Funds are being asked to vote to approve a new investment sub-advisory agreement for each Fund. Currently, Mellon Capital Management Corporation serves as the investment Sub-Adviser for each Fund. There are two reasons the new sub-advisory agreements may be required.

First, if a Fund approves the new unitary fee advisory agreement under Proposal 1A, the current advisory agreement between the Trust, on behalf of such Fund, and the Investment Adviser will terminate. This will cause the existing sub-advisory agreement between the Investment Adviser and the Sub-Adviser, with respect to such Fund, to terminate as well. Therefore, in order to ensure continuity and avoid any disruption in the Funds’ operations, shareholders of each Fund are being asked to approve a new sub-advisory agreement for each Fund that would become effective immediately upon the approval of the new unitary fee advisory agreement under Proposal 1A. The new sub-advisory agreement will have identical terms and fees as each Fund’s current sub-advisory agreement and will not result in any changes to the day-to-day management and operations of the Funds. These are Proposals 2B and 2D on the enclosed ballot. Each Fund has a separate sub-advisory agreement and you are being asked to vote only on the agreement applicable to the Fund(s) in which you invest. The corresponding approval of the new sub-advisory agreement for the India Earnings Fund and Middle East Dividend Fund is covered in Proposal 2B. The corresponding approval of the new sub-advisory agreement for the International Hedged Equity Fund is covered in Proposal 2D.

Second, the potential change in control of the Investment Adviser’s parent company described above also could be deemed to cause a termination of each Fund’s existing sub-advisory agreement. Therefore, in order to ensure continuity and avoid any disruption in the Funds’ operations, shareholders of each Fund are being asked to approve a new sub-advisory agreement for each Fund that would become effective immediately upon such change in control. The new sub-advisory agreement will have identical terms and fees as each Fund’s existing sub-advisory agreement and will not result in any changes to the day-to-day management and operations of the Funds. These are Proposals 2C and 2E on the enclosed ballot. The corresponding approval of the new sub-advisory agreement for the India Earnings Fund and Middle East Dividend Fund is covered in Proposal 2C. The corresponding approval of the new sub-advisory agreement for the International Hedged Equity Fund is covered in Proposal 2E.

4.	Future Changes to Sub-Advisory Arrangements. Generally, an investment company must obtain shareholder approval to retain a new-sub-adviser or materially amend a sub-advisory contract. However, WisdomTree Trust obtained an Order from the Securities and Exchange Commission in 2010 that permits certain series of the Trust to appoint one or more new sub-advisers or make material changes to sub-advisory contracts without shareholder approval. Any such appointments and changes must be approved by WisdomTree Trust’s Board of Trustees. You are being asked to approve the implementation of this Order with respect to your Fund(s).

Approval of this proposal should help the Funds avoid unnecessary costs and provide the Funds with additional flexibility to achieve their respective investment objectives. Each Fund is an index fund. Unlike actively managed funds, where performance is driven by an adviser or sub-adviser’s specific strategy and decisions, the primary driver of index fund performance is the performance of its underlying index. An index Fund’s investment objective is best achieved when the Fund closely tracks the performance of its underlying index. Shareholders who invest in such funds generally do so for exposure to the index rather than reliance on a particular adviser or sub-adviser’s ability to generate outperformance. The process to obtain shareholder approval of new sub-advisory arrangements can take several months and cost hundreds of thousands of dollars. For these reasons, requiring shareholder approval of changes to the Funds’ sub-advisory arrangements could result in minimal additional value to shareholders but significant expenditure of time and money. If this proposal is approved, each Fund will be able to select one or more investment sub-advisers solely on the basis of merit without concern for the costs and time required to solicit and obtain shareholder approval. Shareholder interests will continue to be protected because the Board of Trustees will review and approve all sub-advisory arrangements and will monitor the performance of each sub-adviser on an ongoing basis. The Board will have the opportunity to lower such fees if it determines that the Investment Adviser has achieved cost advantages or economies of scale from any sub-advisory arrangement that should be passed on to Fund shareholders. Fund fees will not be impacted by this proposal. The Investment Adviser will continue to pay all sub-advisory fees. This is Proposal 3 on the enclosed ballot.

If you are a shareholder of record and held shares as of the close of business on May 3, 2012 of any of the Funds you are entitled to vote at the Meeting. This is true even if you no longer own your Fund shares. The Funds’ Board of Trustees recommends that you vote in favor of each proposal applicable to you.

You can vote in one of four ways:

•	By mail with the enclosed proxy card – be sure to sign, date and return it in the enclosed postage-paid envelope,

•	Through the website listed in the proxy voting instructions,

•	By telephone using the toll-free number listed in the proxy voting instructions, or

•	In person at the shareholder meeting on June 29, 2012.

We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. Your vote is extremely important. We ask that you take the time to carefully consider and vote on these important proposals. Please read the enclosed information carefully before voting. If you have questions, please call D.F. King & Co., Inc., the Funds’ proxy solicitor, at [1-                    ].

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to WisdomTree Trust prior to the Meeting, or by voting in person at the Meeting.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Respectfully,

/s/ Jonathan Steinberg
Jonathan Steinberg
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

VERY IMPORTANT NEWS FOR SHAREHOLDERS

You are being asked to vote on matters that impact your Fund investment. The following “Questions and Answers” section is designed to help you understand the important matters you are being asked to consider. It is a summary intended to assist you and is not as detailed as the discussion found in the attached Proxy Statement. For this reason, this section should be read in conjunction with the Proxy Statement and is qualified in its entirety by reference to the Proxy Statement.

QUESTIONS AND ANSWERS

Q.	Why am I receiving these Proxy Materials?

A.	You are receiving these proxy materials because you are a shareholder of one or more of the following WisdomTree Funds: the India Earnings Fund, Middle East Dividend Fund, and International Hedged Equity Fund. The Board of Trustees of WisdomTree Trust has approved certain changes to the Funds. These changes will not take effect unless and until they are approved by Fund shareholders. As a Fund shareholder you have the right to vote on these matters. The Board of Trustees recommends that you vote to approve these matters.

Q.	What matters am I being asked to vote on?

A.	You are being asked to vote on the following matters.

Proposals 1A and 1B: Approval of the New Unitary Fee Advisory Agreement

The Board of Trustees recommends that you vote to approve Proposals 1A and 1B.

Summary: Proposals 1A and 1B relate to the approval of a new investment advisory agreement. Each of the India Earnings Fund, Middle East Dividend Fund, and International Hedged Equity Fund currently pays a “variable fee.” A variable fee may go up or down from time to time based on, among other things, the level of actual Fund expenses. The other WisdomTree Funds currently pay a “unitary fee.” A unitary fee is a set fee that does not change based on the level of actual expenses (other than extraordinary expenses). The proposed new agreement for each Fund has a unitary fee. Management is proposing this change in order to simplify the fee structure of these three Funds and bring these three Funds in line with the other WisdomTree Funds. This change is also intended to eliminate the downside risk for shareholders that Fund fees might increase during periods when variable fund expenses increase or when Fund assets decline (making such expenses a larger percentage of fund assets). If Proposal 1A is approved, it will take effect immediately and the current advisory agreement will be terminated. Proposal 1B relates to the approval of an investment advisory agreement that is identical to the new unitary fee advisory agreement. Proposal 1B will take effect only if the new unitary fee advisory agreement has taken effect but is terminated because of the change of control described below.

Discussion: The current investment advisory agreements for the India Earnings Fund, Middle East Dividend Fund, and International Hedged Equity Fund have a different fee

v

structure than other WisdomTree Funds. The other WisdomTree Funds have a “unitary fee” structure and are sometimes referred to herein as the “Unitary Fee Funds”. The investment advisory agreements for the Unitary Fee Funds provide for the Investment Adviser to receive a fixed percentage fee as compensation for serving as investment adviser. In return, the Investment Adviser pays all expenses of each Unitary Fee Fund (except certain enumerated expenses, such as compensation and expenses of WisdomTree Trust’s Independent Trustees, interest expenses and taxes, brokerage expenses and extraordinary expenses). As a result, shareholders of each Unitary Fee Fund pay a fixed level of expenses that does not change from year to year (unless there are extraordinary expenses).

In contrast, the India Earnings Fund, Middle East Dividend Fund, and International Hedged Equity Fund have a variable fee structure and Fund expenses can be expected to change from year to year. The current advisory agreements for these three Funds provide that the Investment Adviser is only responsible for paying the sub-advisory fees for each Fund. All other Fund expenses are paid directly by each Fund. Because these other expenses vary based on the level of actual costs incurred and the size of each Fund, the fees paid by Fund shareholders can be expected to vary from year to year. These variations can be significant. In order to avoid these fluctuations, the Investment Adviser has contractually agreed to reduce Fund fees and reimburse expenses through July 31, 2013 to the extent necessary to keep net operating expenses (excluding interest, taxes, brokerage commissions, transaction fees, and extraordinary expenses) from exceeding a specified percentage of the average daily net assets of each Fund.

The fees charged by each Fund will not be increased by the approval of the new unitary fee advisory agreement and the level of services provided by the Investment Adviser will remain the same. Management recommends approving the new unitary fee advisory agreement in order to provide a uniform fee structure across all series of WisdomTree Trust. Management believes this will be simpler and help provide a uniform message across all series. This change is also intended to eliminate the downside risk for shareholders that Fund fees might increase during periods when variable fund expenses increase or when Fund assets decline. The Board considered the two different fee structures and determined that it would be in shareholders’ best interests to switch to a unitary fee structure.

If Proposal 1A is approved, it will take effect immediately and the current advisory agreement will be terminated. Proposal 1B relates to the approval of an investment advisory agreement that is identical to the new unitary fee advisory agreement. Proposal 1B will take effect only if the new unitary fee advisory agreement has taken effect but is terminated because of the change of control described below.

Proposal 2A: Approval of a New Advisory Agreement that is Identical to the Current Advisory Agreement for Each Fund

The Board of Trustees recommends that you vote to approve Proposal 2A.

Summary: In addition to being asked to approve the new unitary fee advisory agreement described in Proposals 1A and 1B, you are also being asked to approve an investment advisory agreement with the Investment Adviser whose terms are identical to the current advisory agreements. This is Proposal 2A. The new advisory agreement will have identical terms and fees as the Funds’ existing advisory agreement and will not result in any changes to the day-to-day management and operations of the Funds.

Discussion: You are being asked to vote to approve the new advisory agreement because the largest shareholder of WisdomTree Investments, Inc., the parent company of the Investment Adviser, has indicated his ownership percentage, currently 25.5%, may drop below 25%. The Investment Adviser is a wholly-owned subsidiary of WisdomTree Investments. The single largest shareholder of WisdomTree Investments currently owns over 25% of the shares of WisdomTree Investments. This shareholder is therefore presumed to have “control” of WisdomTree Investments under the laws and regulations applicable to investment companies such as the Funds, specifically, the Investment Company Act of 1940. The reduction of this shareholder’s ownership interest to below 25% is not expected to have any impact on the operations of WisdomTree Investments, the Investment Adviser or the Funds. This shareholder will remain the largest shareholder of WisdomTree Investments. However, for regulatory purposes, this could be considered a change of control of WisdomTree Investments and the Investment Adviser and could be deemed to cause a termination of the Funds’ investment advisory agreements. In order to ensure continuity and avoid any potential disruption in the operation of the Funds, a new advisory agreement should be in effect upon termination so that the Investment Adviser can continue to manage each Fund’s investments. Therefore, Fund shareholders are being asked to consider and approve a new investment advisory agreement that would become effective immediately upon such change in control. The approval of the new advisory agreement will not have any impact on the operation of WisdomTree Investments, the Investment Adviser or the Funds. The fees, services and terms of the new advisory agreement are identical to the fees, services and terms of each Fund’s current advisory agreement. The personnel, officers and managers of the Investment Adviser will remain the same. Neither the operation of the Funds nor the fees you pay on your Fund investment will change.

This is Proposal 2A on the ballot. If Proposals 2A and 1A are both approved, Proposal 1A takes precedence and Proposal 2A will not take effect if a change of control occurs. This is the case even if Proposal 1B is not approved.

Proposals 2B, 2C, 2D and 2E: Approval of a New Sub-Advisory Agreement that is Identical to the Current Sub-Advisory Agreement for Each Fund

The Board of Trustees recommends that you vote to approve each proposal applicable to your Fund(s).

Summary: You are being asked to vote to approve a new investment sub-advisory agreement with the current Sub-Adviser for each Fund. The new investment sub-advisory agreement will have terms that are identical to the terms of the existing agreement and would go into effect only in the event of the change of control described herein. The new agreement will have identical terms and fees as each Fund’s existing agreement and will not result in any changes to the day-to-day management and operations of the Funds.

Discussion: You are also being asked to vote to approve a new investment sub-advisory agreement with Mellon Capital Management Corporation, the current investment Sub-Adviser to each Fund. There are two reasons new sub-advisory agreements may be required.

First, if a Fund approves the new unitary fee advisory agreement under Proposal 1A, the current advisory agreement between the Trust, on behalf of such Fund, and the Investment Adviser will terminate. This will cause the existing sub-advisory agreement between the Investment Adviser and the Sub-Adviser, with respect to such Fund, to terminate as well. Therefore, in order to ensure continuity and avoid any disruption in the Funds’ operations, shareholders of each Fund are being asked to approve a new sub-advisory agreement for each Fund. This sub-advisory agreement, if approved, would become effective only upon the approval of the new unitary fee advisory agreement under Proposal 1A. The fees, services and terms of each Fund’s new sub-advisory agreement are identical to the fees, services and terms of each Fund’s current sub-advisory agreement. Neither the operation of the Funds nor the fees you pay on your investment in a Fund will change as a result of your approving a new sub-advisory agreement. The corresponding approval of the new sub-advisory agreement for each Fund is covered in either Proposal 2B (with respect to the India Earnings Fund and Middle East Dividend Fund) or 2D (with respect to the International Hedged Equity Fund). You are asked to vote only on the proposal applicable to your Fund.

Second, the potential change in control of the Investment Adviser’s parent company described above also could be deemed to cause a termination of each Fund’s existing sub-advisory agreement. Therefore, in order to ensure continuity and avoid any disruption in the Funds’ operations, shareholders of each Fund are being asked to approve a new sub-advisory agreement for each Fund that would become effective immediately upon such change in control. The fees, services and terms of each Fund’s new sub-advisory agreement are identical to the fees, services and terms of each Fund’s current sub-advisory agreement as well as each Fund’s new sub-advisory agreement described in either Proposal 2B or 2D. Neither the operation of the Funds nor the fees you pay on your investment in a Fund will change as a result of your approving a new sub-advisory agreement. The corresponding approval of the new sub-advisory agreement for each Fund is covered in either Proposal 2C (with respect to the India Earnings Fund and Middle East Dividend Fund) or 2E (with respect to the International Hedged Equity Fund). You are asked to vote only on the proposal applicable to your Fund.

Proposal 3: Approval to Make Future Changes to Sub-Advisory Arrangements Without a Shareholder Vote

The Board of Trustees recommends that you vote to approve Proposal 3.

Summary: You are being asked to vote to permit your Fund(s) to retain one or more sub-advisers or to amend the terms of an existing sub-advisory agreement without shareholder approval. This should benefit the Funds by allowing them to hire investment sub-advisers solely on the basis of merit without concern for the significant costs and time expenditure required to solicit and obtain shareholder approval. Shareholder interests will continue to be protected by the Board of Trustees who will review and approve all sub-advisory arrangements and will monitor the performance of each sub-adviser on an ongoing basis. The Board will monitor the level of fees paid to the Investment Adviser and each sub-adviser and will have the opportunity to ensure that any economies of scale or cost benefits as a result of a new sub-advisory arrangement are passed on to Fund shareholders in the form of lower Fund fees.

Discussion: Generally, an investment company must obtain shareholder approval to retain a new-sub-adviser or materially amend a sub-advisory contract. However, WisdomTree Trust obtained an Order from the Securities and Exchange Commission in 2010 that permits certain series of the Trust to appoint one or more new sub-advisers or make material changes to sub-advisory contracts without shareholder approval. Any such appointments and changes must be approved by WisdomTree Trust’s Board of Trustees. You are being asked to approve the implementation of this Order with respect to your Fund(s).

Approval of this proposal should help the Funds avoid unnecessary costs and provide the Funds with additional flexibility to achieve their respective investment objectives. Each Fund is an index fund. Unlike actively managed funds, where performance is driven by an adviser or sub-adviser’s specific strategy and decisions, the primary driver of index fund performance is the performance of its underlying index. An index Fund’s investment objective is best achieved when the Fund closely tracks the performance of its underlying index. Shareholders who invest in such funds generally do so for exposure to the index rather than reliance on a particular adviser or sub-adviser’s ability to generate outperformance. The process to obtain shareholder approval of new sub-advisory arrangements can take several months and cost hundreds of thousands of dollars. For these reasons, requiring shareholder approval of changes to the Funds’ sub-advisory arrangements could result in minimal additional value to shareholders but significant expenditure of time and money. If this proposal is approved, each Fund will be able to select one or more investment sub-advisers solely on the basis of merit without concern for the costs and time required to solicit and obtain shareholder approval.

Shareholder interests will continue to be protected by the Board of Trustees, which is required to review and approve all sub-advisory arrangements. The Board consists of a majority of persons that are “independent” of the Investment Adviser and any sub-adviser. When considering and approving new sub-adviser(s) or changes to sub-advisory contracts, the Board will analyze and consider the factors it deems relevant, such as the nature, quality and scope of services to be provided by the sub-adviser, the capabilities of the sub-adviser and the performance of funds managed by the sub-adviser.

The Investment Adviser, not the Funds, will continue to pay all sub-advisory fees. The fees paid by each Fund to the Investment Adviser and any sub-adviser are subject to Board review and approval. The Board will monitor the level of fees paid to the Investment Adviser and each sub-adviser and will have the opportunity to lower such fees if it determines that the Investment Adviser has achieved cost advantages or economies of scale from any sub-advisory arrangement that should be passed on to Fund shareholders.

Q.	Why am I being asked to vote?

A.	As a shareholder of a Fund you are entitled to vote on these matters. Your vote is very important. We encourage you to read these materials and vote in accordance with the instructions on your proxy card.

Q.	Will there be any changes to the Funds’ other service providers as a result of the proposals?

A.	No. If the proposals are approved the operations of the Funds and the Funds’ service providers are expected to remain unchanged.

Q.	Will the Funds’ fees increase?

A.	The total fees and expenses for the Funds are expected to be the same or lower. Services also will remain the same.

Q.	Who is paying the costs of this proxy and the Special Meeting of Shareholders?

A.	The Investment Adviser is paying all fees, costs and expenses associated with the proxy and the Special Meeting of Shareholders.

Q.	Who is asking for my vote?

A.	The enclosed proxy is being solicited by the Board of Trustees for use at the Special Meeting of Shareholders to be held on June 29, 2012, and, if the Special Meeting of Shareholders is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Special Meeting of Shareholders.

Q.	How does the Board suggest that I vote?

A.	After careful consideration, the Board unanimously recommends that you vote “FOR” the proposals contained in the Proxy Statement. Please see the section entitled “Board Recommendation” with respect to each proposal for a discussion of the Board’s considerations in making such recommendations.

Q.	Why am I receiving information about Funds I do not own?

A.	The proposals are similar for each Fund, and management of the Funds has concluded that it is most cost-effective to hold the Meeting concurrently for all of the Funds. You will be asked to vote separately on the proposal with respect to the Fund(s) that you own. A favorable or unfavorable vote on a proposal by the shareholders of one Fund will not affect the voting and implementation of the proposal by another Fund.

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Q.	What vote is required to approve the proposal?

A.	To be approved with respect to a particular Fund, the proposals must be approved by a vote of a majority of the outstanding voting securities of that Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote thereon present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Q.	Will my vote make a difference?

A.	Yes! Your vote is needed to ensure that the proposal can be acted upon. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy card, on the Internet or over the phone will help save the costs of any further solicitations.

Q.	If I am a small investor, why should I bother to vote?

A.	You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Funds may not receive enough votes to go forward with the Meeting. If this happens, the Funds will need to solicit votes again. This may delay the Meeting and the approval of the proposals as well as generate unnecessary costs.

Q.	How do I place my vote?

A.	You may provide a Fund with your vote by mail with the enclosed proxy card, by Internet by following the instructions in the proxy voting instructions, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Funds’ proxy solicitation agent at the telephone number below.

Q.	Whom do I call if I have questions?

A.	We will be happy to answer your questions about this proxy solicitation. If you have questions, please call D.F. King & Co., Inc., the Funds’ proxy solicitor, at [1- ].

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to WisdomTree Trust prior to the Meeting, or by voting in person at the Meeting.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED

FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

WISDOMTREE TRUST

380 Madison Avenue, 21st Floor

New York, NY 10017

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 29, 2012

Notice is hereby given that a Special Meeting of Shareholders of WisdomTree Trust (the “Trust”) and each of its respective series listed below (each, a “Fund” and collectively, the “Funds”) will be held at the offices of the Trust, 380 Madison Avenue, 21st Floor, New York, New York 10017 on June 29, 2012 at 8:00 a.m. Eastern Time. Fund shareholders are asked to vote on each of the matters listed below. Your vote is very important and you are requested to cast your vote in accordance with the instructions below.

	PROPOSAL	SHAREHOLDERS SOLICITED TO VOTE

1A.	The Approval of a New Investment Advisory Agreement (the “New Unitary Fee Advisory Agreement”) between the Trust and WisdomTree Asset Management, Inc. (the “Investment Adviser”)	All Funds

1B.	The Approval of a New Unitary Fee Advisory Agreement between the Trust and the Investment Adviser, to go into effect if Proposal 1A is approved and there is a subsequent change of control of the Investment Adviser, as described herein	All Funds

2A.	The Approval of a New Investment Advisory Agreement that is Substantially Identical to the Current Investment Advisory Agreements (the “New Advisory Agreement”) between the Trust and the Investment Adviser, to go into effect if there is a subsequent change of control of the Investment Adviser, as described herein, and Proposal 1A is not approved	All Funds

	PROPOSAL	SHAREHOLDERS SOLICITED TO VOTE

2B.	The Approval of a New Investment Sub-Advisory Agreement between the Investment Adviser and Mellon Capital Management Corporation (“Mellon Capital”), with respect to each of these Funds, to go into effect if the New Unitary Fee Advisory Agreement in Proposal 1A is approved	India Earnings Fund Middle East Dividend Fund

2C.	The Approval of a New Investment Sub-Advisory Agreement between the Investment Adviser and Mellon Capital, with respect to each of these Funds, to go into effect if there is a subsequent change of control of the Investment Adviser, as described herein	India Earnings Fund Middle East Dividend Fund

2D.	The Approval of a New Investment Sub-Advisory Agreement between the Investment Adviser and Mellon Capital, with respect to this Fund, to go into effect if the New Unitary Fee Advisory Agreement in Proposal 1A is approved	International Hedged Equity Fund

2E.	The Approval of a New Investment Sub-Advisory Agreement between the Investment Adviser and Mellon Capital, with respect to this Fund, to go into effect if there is a subsequent change of control of the Investment Adviser, as described herein	International Hedged Equity Fund

3.	Approval to Make Future Changes to Sub-Advisory Arrangements Without a Shareholder Vote	All Funds

	PROPOSAL	SHAREHOLDERS SOLICITED TO VOTE

4.	To transact such other business as may properly come before the Meeting

After careful consideration, the Board of Trustees of the Trust unanimously recommends that shareholders vote “FOR” each of the proposals.

Shareholders of record at the close of business on May 3, 2012 are entitled to notice of, and to vote at, the Meeting, even if such shareholders no longer own such shares.

We call your attention to the accompanying Proxy Statement. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Trust prior to the Meeting, or by voting in person at the Meeting.

By Order of the Board of Trustees,

/s/ Jonathan Steinberg
Jonathan Steinberg
President

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

WISDOMTREE TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

FUNDS PARTICIPATING IN THE MEETING

ON JUNE 29, 2012

INTERNATIONAL EQUITY FUNDS

Developed World ex-US

International Hedged Equity Fund

Emerging/Frontier Markets

India Earnings Fund

Middle East Dividend Fund

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TABLE OF CONTENTS

(continued)

-xviii-

APPENDICES

WISDOMTREE TRUST

380 Madison Avenue, 21st Floor

New York, NY 10017

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 29, 2012

This Proxy Statement and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Board of Trustees of WisdomTree Trust (the “Trust”). The proxies are being solicited for use at a Special Meeting of Shareholders of the Trust to be held at the offices of the Trust, 380 Madison Avenue, 21st Floor, New York, New York 10017 on June 29, 2012 at 8:00 a.m. Eastern Time, and at any and all adjournments or postponements thereof.

The Board of Trustees has called the Meeting and is soliciting proxies from shareholders of each series of the Trust listed below (each, a “Fund” and collectively, the “Funds”) for the purposes listed below:

	PROPOSAL	SHAREHOLDERS SOLICITED TO VOTE

1A.	The Approval of a New Investment Advisory Agreement (the “New Unitary Fee Advisory Agreement”) between the Trust and WisdomTree Asset Management, Inc. (the “Investment Adviser”)	All Funds

1B.	The Approval of a New Unitary Fee Advisory Agreement between the Trust and the Investment Adviser, to go into effect if Proposal 1A is approved and there is a subsequent change of control of the Investment Adviser, as described herein	All Funds

2A.	The Approval of a New Investment Advisory Agreement that is Substantially Identical to the Current Investment Advisory Agreements (the “New Advisory Agreement”) between the Trust and the Investment Adviser, to go into effect if there is a subsequent change of control of the Investment Adviser, as described herein, and Proposal 1A is not approved	All Funds

	PROPOSAL	SHAREHOLDERS SOLICITED TO VOTE

2B.	The Approval of a New Investment Sub-Advisory Agreement between the Investment Adviser and Mellon Capital Management Corporation (“Mellon Capital”), with respect to each of these Funds, to go into effect if the New Unitary Fee Advisory Agreement in Proposal 1A is approved	India Earnings Fund Middle East Dividend Fund

2C.	The Approval of a New Investment Sub-Advisory Agreement between the Investment Adviser and Mellon Capital, with respect to each of these Funds, to go into effect if there is a subsequent change of control of the Investment Adviser, as described herein	India Earnings Fund Middle East Dividend Fund

2D.	The Approval of a New Investment Sub-Advisory Agreement between the Investment Adviser and Mellon Capital, with respect to this Fund, to go into effect if the New Unitary Fee Advisory Agreement in Proposal 1A is approved	International Hedged Equity Fund

2E.	The Approval of a New Investment Sub-Advisory Agreement between the Investment Adviser and Mellon Capital, with respect to this Fund, to go into effect if there is a subsequent change of control of the Investment Adviser, as described herein	International Hedged Equity Fund

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	PROPOSAL	SHAREHOLDERS SOLICITED TO VOTE

3.	Approval to Make Future Changes to Sub-Advisory Arrangements Without a Shareholder Vote	All Funds

4.	To transact such other business as may properly come before the Meeting

This Proxy Statement and the accompanying notice and the proxy card are being first mailed to shareholders on or about May 14, 2012.

The Board has determined that the use of this Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of the other Funds.

You are entitled to vote at the Meeting of each Fund of which you are a shareholder as of the close of business on May 3, 2012 (the “Record Date”).

If you have any questions about the proposals or about voting, please call D.F. King & Co., Inc., the Funds’ proxy solicitor, at [1-                    ].

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE MEETING TO BE HELD ON JUNE 29, 2012

This Proxy Statement is available at [www.                    ]. In addition, shareholders can find important information about each Fund in the Fund’s annual report, dated March 31, 2011, including financial reports for the fiscal year ended March 31, 2011, and in any recent semi-annual report succeeding such annual report, if any. You may obtain copies of these reports without charge by writing to the Trust, by calling the telephone number shown on the front page of this Proxy Statement or at [www.                    ].

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A. OVERVIEW OF THE PROPOSALS

PROPOSALS 1A AND 1B: Approval of the New Unitary Fee Advisory Agreement

Proposals 1A and 1B relate to the approval of a new investment advisory agreement for the India Earnings Fund, Middle East Dividend Fund, and International Hedged Equity Fund with WisdomTree Asset Management, Inc., the Investment Adviser to each Fund.

Summary Discussion.

The current investment advisory agreements for these three Funds have a different fee structure than the agreements for the other WisdomTree Funds. The other WisdomTree Funds have a unitary fee structure and are sometimes referred to herein as the “Unitary Fee Funds”. The investment advisory agreements for the Unitary Fee Funds provide for the Investment Adviser to receive a fixed percentage fee as compensation for serving as investment adviser. This fixed fee differs for each Unitary Fee Fund. In return, the Investment Adviser pays all expenses of each Unitary Fee Fund, except certain enumerated expenses. The enumerated expenses include compensation and expenses of the Independent Trustees, counsel to the Independent Trustees and the Trust’s Chief Compliance Officer, interest expenses and taxes, brokerage expenses and other expenses connected with the execution of portfolio transactions, any distribution fees or expenses, acquired fund fees and expenses, legal fees or expenses, and extraordinary expenses.

In contrast, the India Earnings Fund, Middle East Dividend Fund and International Hedged Equity Fund have a variable fee structure and Fund expenses can be expected to change from time to time. The current advisory agreements for these three Funds provide that the Investment Adviser is only responsible for paying the sub-advisory fees for each Fund. All other Fund expenses are paid directly by each Fund. Because these other expenses vary based on the level of actual costs incurred and the size of each Fund, the fees paid by Fund shareholders can be expected to vary from year to year. These variations can be significant. In order to avoid these fluctuations, the Investment Adviser has contractually agreed to reduce Fund fees and reimburse expenses through July 31, 2013 to the extent necessary to keep net operating expenses (excluding interest, taxes, brokerage commissions, transaction fees, and extraordinary expenses) from exceeding a specified percentage of the average daily net assets of each Fund.

The fees charged by each Fund will not be increased by the approval of the new unitary fee advisory agreement and the level of services provided by the Investment Adviser will remain the same. Management recommends approving the new unitary fee advisory agreement in order to provide a uniform fee structure across all series of WisdomTree Trust. Management believes this will be simpler and help provide a uniform message across all series. This change is also intended to eliminate the downside risk for shareholders that Fund fees might increase during periods when variable Fund expenses increase or when Fund assets decline. The Board considered the two different fee structures and determined that it would be in shareholders’ best interests to switch to a unitary fee structure. The Board of Trustees recommends that you vote to approve each of these proposals.

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Proposal 1A: Shareholders are being asked to vote on the new unitary fee advisory agreement regardless of whether the change of control discussed below occurs. The Board concluded that the new unitary fee advisory agreement would be in the shareholders’ best interests whether or not the change of control occurs. If Proposal 1A is approved, the current advisory agreements will terminate and the new unitary fee advisory agreement will take effect.

Proposal 1B: If, however, the change of control occurs after the approval of Proposal 1A, the new unitary fee advisory agreement will terminate because of the change of control. As a result, shareholders are also being asked to vote on Proposal 1B to approve an agreement that is identical to the new unitary fee advisory agreement described under Proposal 1A, which will take effect only if the advisory agreements then in effect are terminated by the change of control.

Detailed Discussion.

Approval of the New Unitary Fee Advisory Agreement by the Board of Trustees. At a Quarterly Meeting of the Board held on March 1, 2012, the Board considered and unanimously voted in favor of the new unitary fee advisory agreement. The agreement was approved by each of the Trustees who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) of the Trust and who are not interested persons of any party to the agreement. The Board also considered and voted in favor of new sub-advisory agreements for each Fund, pursuant to which Mellon Capital Management Corporation, the Sub-Adviser to each Fund, will continue to serve each Fund as sub-adviser after approval of the new unitary fee advisory agreement.

At the March Quarterly Board Meeting, the Board considered various factors before approving the new unitary fee advisory agreement. The Board considered the fact that under the new unitary fee advisory agreement, each Fund’s advisory fees and certain other expenses will be a fixed fee that generally would not vary from year to year. The specific fee under each new agreement, as set forth in Appendix A, has been set at the rate each Fund actually paid during its most recent fiscal year. In contrast, under the current arrangements for each Fund, the level of total Fund fees could be expected to vary from year to year. Each Fund’s current fee levels were achieved as a result a contractual expense cap agreement put in place by the Investment Adviser. This expense limitation agreement expires on July 31, 2013. Because the Investment Adviser is under no obligation to extend this agreement and no assurance has been given that any extension would provide for limits on net operating expenses as favorable as those in the current expense limitation agreement, the Board concluded that approving the new unitary fee advisory agreement with a unitary fee structure was in shareholders’ best interests. The Board further noted that under the new unitary fee advisory agreement any increase in the fee levels would require Board and shareholder approval. In contrast, under the current arrangement, expenses of the Funds could increase after July 31, 2013 through a decision by the Investment Adviser either not to extend the current expense limitation agreements or to extend the agreements, but with a higher limit (or cap) on the Fund’s net operating expenses.

The Board also considered that the adoption of a unitary fee structure by the Funds would mirror the fee structure already in place for the other 46 WisdomTree Funds. The Board believes

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that it would be beneficial to avoid any potential shareholder confusion that might arise because the expenses of a Fund could increase above their current levels as a result of the expense limitation agreement not being continued at their current levels whereas shareholders of the other WisdomTree Funds have the certainty provided by the unitary fee structure and might expect that same certainty if they invested in a Fund.

The Board also considered that the unitary fee structure would eliminate the downside risk for shareholders that total fund expenses might increase during periods when assets under management decline and fund expenses become a larger percentage of fund assets. Conversely, the Board considered that the unitary fee structure would also eliminate the possibility for any decrease in total fund expenses during periods when assets under management increased. On balance, the Board concluded that the benefit to shareholders resulting from protection from the risk of higher expenses outweighed the fact that an increase in fund assets would not necessarily result in a decrease in expenses. The Board noted that total fund expenses for both the Middle East Dividend Fund and the International Hedged Equity Fund had been consistently higher, since their inception, than the proposed unitary fee and that it would require a significant increase in assets or reduction in expenses for the new unitary fee to exceed such Funds’ actual level of expenses. With respect to the India Earnings Fund, the Board noted that the Fund already has a significant level of assets and that Fund’s total expenses for its most recent fiscal year were effectively the same as the proposed unitary fee. While prospects for future growth in India are regarded as favorable by many observers, the direction of future growth and its impact on Fund assets is uncertain. The Board also considered that they would have the opportunity to reconsider the proposed unitary fee each year as part of the annual review and renewal of the investment advisory agreement.

Finally, particularly with respect to the India Earnings Fund, the Board noted that adoption of the unitary fee structure could make the Funds more competitive with their peers. To the extent this results in additional Fund assets, shareholders could benefit because larger asset bases have historically resulted in deeper, more active trading markets and narrower bid-ask spreads for shareholders buying or selling shares.

The other terms of the new unitary fee advisory agreement will be the same in all material respects to those of the current advisory agreements. As a result, in reviewing the new unitary fee advisory agreement at the March Quarterly Board Meeting, the Board also considered its review of relevant materials relating to the current advisory agreements.

Board Considerations in Approving the New Unitary Fee Advisory Agreement. In considering the new unitary fee advisory agreement, the Board, in addition to considering the new unitary fee structure and the level of fees, determined that the new unitary fee advisory agreement would enable shareholders of the Funds to continue to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of their shareholders. The Board, including the Independent Trustees, unanimously approved the new unitary fee advisory agreement.

In reaching the decision to approve the new unitary fee advisory agreement, the Trustees carefully considered information that they had received throughout the year as part of their regular oversight of the Funds. For example, as a part of their consideration of the renewal of the current

6

advisory agreement at the March Quarterly Board Meeting, the Trustees evaluated a number of factors, including: (a) the nature, extent and quality of the Investment Adviser’s services; (b) the Investment Adviser’s investment management personnel; (c) the Investment Adviser’s operations and financial condition; (d) the Investment Adviser’s brokerage practices and investment strategies; (e) the level of the fees that the Investment Adviser charges compared with the fees charged to comparable mutual funds or accounts; (f) each Fund’s overall fees and operating expenses compared with similar mutual funds; (g) the level of the Investment Adviser’s profitability from its Fund-related operations; (h) the Investment Adviser’s compliance policies and systems; (i) the Investment Adviser’s reputation, expertise and resources; and (j) Fund performance.

The Board considered, among other things:

•

The Nature, Extent and Quality of Services Provided by the Investment Adviser. At the March Quarterly Board Meeting, the Board reviewed the scope of services to be provided by the Investment Adviser under the current advisory agreements. The Board noted that there would be no significant differences between the scope of services required to be provided by the Investment Adviser under the current advisory agreements and the scope of services required to be provided by the Investment Adviser under the new unitary fee advisory agreement. Similarly, the Board noted there would be no significant differences in the scope of services to be provided by the Sub-Adviser under the current sub-advisory agreements and the new sub-advisory agreements. The Board noted that the key investment and management personnel of the Investment Adviser servicing the Funds are expected to remain with the Investment Adviser following the change of control. The Trustees also considered WisdomTree Investments’ representations to the Board that the Investment Adviser would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

•

Fund Expenses and the Performance of the Funds and the Investment Adviser. The Board reviewed the expense ratio of each Fund as compared to other funds in its peer group and the performance of each Fund compared to its underlying benchmark. The Investment Adviser has represented that following the change of control Fund fees will not increase and the Investment Adviser will continue to operate in substantially the same manner as it currently operates. Based on these representations, the Board concluded that the investment performance of the Investment Adviser was not expected to be affected by the change of control and the Funds should continue to operate in a substantially similar manner as they currently operate. The Board also noted that the operations of the Sub-Adviser would not be impacted by the change of control and therefore did not reasonably foresee any impact from the change of control on its services to the Funds.

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•

Costs of Services Provided to the Funds and Profits Realized by the Investment Adviser and its Affiliates. At the March Quarterly Board Meeting, the Board reviewed information about the profitability of the Funds to the Investment Adviser based on the advisory fees payable under the current advisory agreements. The Board had also analyzed the Funds’ expenses, including the investment advisory fees paid to the Investment Adviser. The Board also considered the fact that the fee rates payable to the Investment Adviser would be the same under each Fund’s new unitary fee advisory agreement as they are under such Fund’s current advisory agreement. With respect to anticipated profitability, the Board noted that there was no reason to expect that the change of control would affect the Investment Adviser’s profitability with respect to the Funds, but noted that profitability would be given further consideration on an ongoing basis.

•

Economies of Scale. In connection with its review of the current advisory agreement at the March Quarterly Board Meeting, the Board discussed potential economies of scale or other efficiencies that may result from increases in the Funds’ asset levels. The Trustees noted that the advisory fees and other expenses paid by the Funds under the new unitary fee advisory agreement would be the same as or less than the amounts the Funds would have paid under the prior structure which involved the current advisory agreements operating in conjunction with a terminable expense limitation agreement. The Trustees further noted that they will have the opportunity to further review the appropriateness of the fee payable to the Investment Adviser under the new unitary fee advisory agreement again when the next required renewal of those agreements comes before the Board.

Based on the foregoing, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the new unitary fee advisory agreement are fair and reasonable; (b) concluded that the Investment Adviser’s fees were reasonable in light of the services that it provides to the Funds; and (c) approved the new unitary fee advisory agreement, subject to shareholder approval.

PROPOSALS 2A, 2B, 2C, 2D AND 2E: Approval of New Advisory Agreements that are Identical to the Current Advisory Agreements

Summary Discussion.

In Proposal 2A, shareholders of the Funds, in addition to being asked to approve the new unitary fee advisory agreement described in Proposals 1A and 1B, are also being asked to approve an investment advisory agreement with the Investment Adviser whose terms are identical to the current advisory agreements. Approval of a new advisory agreement for each Fund, which is identical to each Fund’s current advisory agreement, is not expected to have any impact on the operation of each Fund, the fees charged by each Fund or the scope of services provided by the Investment Adviser.

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Proposals 2B, 2C, 2D and 2E relate to the approval of a new sub-advisory agreement for each Fund that is identical to the current sub-advisory agreement of each Fund. Approval of a new sub-advisory agreement for each Fund is not expected to have any impact on the operation of the Funds, the fees charged by the Funds or the scope of services provided by the Sub-Adviser.

The potential change of control of the Investment Adviser described in Proposals 1A and 1B, if and when it occurs, could be considered to cause the termination of the current sub-advisory agreements between the Investment Adviser and the Sub-Adviser. If a change in control were to occur and/or the new unitary fee advisory agreement, which is the subject of Proposals 1A and 1B, is approved, a new investment sub-advisory agreement would need to be in effect for the Sub-Adviser to continue to provide investment sub-advisory services to each Fund. Therefore, you are being asked to vote to approve a new sub-advisory agreement for each Fund in the event the change of control described herein occurs (Proposals 2C and 2E) or the new unitary fee advisory agreement takes effect (Proposals 2B and 2D).

Detailed Discussion.

Background. The single largest shareholder of WisdomTree Investments, the parent company of the Investment Adviser, currently owns over 25% of the shares of WisdomTree Investments. This shareholder is therefore presumed to have “control” of WisdomTree Investments under the laws and regulations applicable to investment companies such as the Funds, specifically, the 1940 Act. As a result of this ownership, the shareholder also is presumed to have control of the Investment Adviser.

The shareholder has advised the Funds that he is considering transferring the ownership of sufficient shares so that his ownership interest in WisdomTree Investments would drop below 25%. It is also possible that WisdomTree Investments could issue sufficient additional shares so that this shareholder would no longer own more than 25% of WisdomTree Investments. In either case, the shareholder would no longer be presumed to control WisdomTree Investments and, in turn, the Investment Adviser.

Change in Control. If a change of control were to occur, the current sub-advisory agreements for each Fund could be deemed to terminate upon the change of control in accordance with applicable laws and regulations, specifically, the 1940 Act. Similarly, if the new unitary fee advisory agreement, which is the subject of Proposals 1A and 1B, is approved, it would be necessary for new sub-advisory agreements to be approved. In order to ensure continuity and avoid any potential disruption in the operation of the Funds, a new sub-advisory agreement should be in effect prior to termination of the current sub-advisory agreements or adoption of the new unitary fee advisory agreement in order for the Investment Adviser and the Sub-Adviser to continue to manage each Fund’s investments. Postponing a decision and waiting to solicit Fund shareholders until after a change of control or adoption of the new unitary fee advisory agreement actually occurs would potentially expose Fund shareholders to greater uncertainty, since it would not be

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clear when and if a new sub-advisory agreement would be approved. This could increase the cost of obtaining shareholder approval and disrupt the Funds’ operations. Accordingly, you are being asked to vote to approve a new sub-advisory agreement for each Fund.

The approval of the new sub-advisory agreement will not have any impact on the operation of the Investment Adviser, the Sub-Adviser or the Funds. The change in control or adoption of the new unitary fee advisory agreement is expected to result in total expenses that are the same or lower than their current levels for each Fund. The Investment Adviser, not the Funds, pays each Sub-Adviser’s fees. Nor will a change in control result in any changes to the day-to-day management and operations of the Funds or the Sub-Adviser. It is expected that the personnel, officers and managers of the Sub-Adviser will remain the same. WisdomTree Investments will remain the parent company of the Investment Adviser. While the current single largest shareholder may no longer be presumed to have a controlling interest in WisdomTree Investments, he will, however, remain the largest individual shareholder. The Investment Adviser will still be a wholly-owned subsidiary of WisdomTree Investments. The fees, services and terms of each new sub-advisory agreement are identical to the fees, services and terms of each Fund’s current sub-advisory agreement.

It is possible that the change in control may be delayed or even terminated due to unforeseen circumstances. If for some reason the change in control does not occur and the new unitary fee advisory agreement is not approved by one or more Funds, the current sub-advisory agreement between the Investment Adviser and the Sub-Adviser on behalf of each Fund will not terminate and will remain in effect, and the Funds will not enter into the new sub-advisory agreement for such Funds. If any of Proposals 2A, 2B, 2C, 2D and 2E is necessary for a Fund’s operations, but is not approved by shareholders of any Fund, the Board will evaluate other short- and long-term options permitted by law, which could include an interim investment advisory agreement with a sub-adviser, or maintaining the current ownership structure pending further discussions.

Board Approval and Board Considerations in Approving the New Advisory Agreement. As discussed above, in the overview of Proposals 1A and 1B under “Board Considerations in Approving the New Unitary Fee Advisory Agreement,” at the March Quarterly Board Meeting, the Board considered a variety of factors and voted unanimously to approve the new unitary fee advisory agreement. These factors included the nature, extent and quality of the Investment Adviser’s services; performance and expenses of the Funds; cost of the services and profitability of the Investment Adviser; and any economies of scale. The Board, and the Independent Trustees, also considered the Investment Adviser’s quality of service, personnel, operations and financial condition, brokerage practices, comparative fees and operating expenses, profitability, compliance policies and systems, reputation, and Fund performance. For a complete discussion of the Board’s considerations, please refer to pages 6-9 of this Proxy Statement.

During the same meeting, the Board reviewed the current advisory agreements and considered the same factors described above. The terms of the current advisory agreements are identical to the terms of the new advisory agreement under Proposal 2A. Further, the terms of the new unitary fee advisory agreement and the terms of the current advisory agreements are the same in all material respects, except for the fee structure.

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Although the Board, including all of the Independent Trustees, unanimously favored the new unitary fee advisory agreement and its unitary fee structure over the current advisory agreements, the Board, including all of the Independent Trustees, also unanimously: (a) concluded that the terms of the new advisory agreement are fair and reasonable; (b) concluded that the Investment Adviser’s fees were reasonable in light of the services that they provide to the Funds; and (c) agreed to approve the new advisory agreement to take effect upon the change in control in the event the new unitary fee advisory agreement is not approved and does not go into effect for such Funds, subject to shareholder approval.

Subject to approval of the new advisory agreement by each Fund’s shareholders, the Investment Adviser will continue to serve such Fund after the change of control described herein. However, if Proposals 2A and 1A are both approved, Proposal 1A takes precedence and Proposal 2A will not take effect if a change of control occurs even if Proposal 1B is not approved.

Approval of the New Sub-Advisory Agreements by the Board of Trustees. The Board of Trustees considered and unanimously voted to approve the new sub-advisory agreements at the March Quarterly Board Meeting. The Board recommends that shareholders vote to approve the new sub-advisory agreement(s). In making this determination, the Board considered a variety of factors described in greater detail below.

Board Considerations in Approving the New Sub-Advisory Agreements. In reaching the decision to approve the new sub-advisory agreements, the Trustees carefully considered information that they had received throughout the year as part of their regular oversight of the Funds. For example, as a part of their required consideration of the renewal of the current sub-advisory agreements at the March Quarterly Board Meeting, the Trustees evaluated a number of factors, including: (a) the nature, extent and quality of the Sub-Adviser’s services; (b) the Sub-Adviser’s investment management and other personnel; (c) the Sub-Adviser’s operational capabilities; (d) the Sub-Adviser’s brokerage practices and investment strategies; (e) the Sub-Adviser’s compliance policies and systems; (f) the Sub-Adviser’s reputation, expertise and resources; and (g) Fund performance.

The Board considered, among other things:

•

The Nature, Extent and Quality of Services Provided by the Sub-Advisers. The Board reviewed the scope of services to be provided by the Investment Adviser and the Sub-Adviser under the current sub-advisory agreements. The Board noted that there would be no significant differences between the scope of services required to be provided by the Investment Adviser and Sub-Adviser under the current sub-advisory agreements and the scope of services required to be provided by the Investment Adviser and Sub-Adviser under the new sub-advisory agreements. The Board noted that the change of control is not expected to have any impact on the Sub-Adviser and that the key investment and management personnel of the

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Sub-Adviser are expected to remain the same. The Board also considered the Investment Adviser’s and the Sub-Adviser’s representation that the Investment Adviser and Sub-Adviser would continue to provide investment and related services that were of materially the same quality and scope as the services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

•

Performance of the Funds and the Sub-Adviser. The Board reviewed the performance of each Fund compared to its underlying benchmark. The Sub-Adviser has represented that it would continue to operate following the change in control in essentially the same manner as it currently operates. Based on these representations, the Board concluded that the investment performance of the Sub-Adviser was not expected to be affected by the change of control.

•

Costs of Services Provided to the Funds. The Board analyzed the Funds’ expenses. The Board noted that the Investment Adviser, and not each Fund, pays the fees charged by the Sub-Adviser. The Board considered the fact that the fee rates payable to the Sub-Adviser would be the same under each Fund’s new sub-advisory agreement as they are under such Fund’s current sub-advisory agreement.

•

Economies of Scale. In connection with its review of the current sub-advisory agreements at the March Quarterly Board Meeting, the Board discussed potential economies of scale or other efficiencies that may result from increases in the Funds’ asset levels. The Trustees noted that the fees would not change under the new sub-advisory agreements, and that they will have the opportunity to further review the appropriateness of the fee payable to the Sub-Adviser under each new sub-advisory agreement when the next required renewal of such agreement comes before the Board.

Based on the foregoing, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the new sub-advisory agreements are fair and reasonable; (b) concluded that the Sub-Adviser’s fees were reasonable in light of the services that they provide to the Funds; and (c) approved the new sub-advisory agreements to take effect upon the change in control or implementation of new unitary fee advisory agreement, subject to shareholder approval.

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PROPOSAL 3: Approval to Make Future Changes to Sub-Advisory Arrangements Without a Shareholder Vote

Summary Discussion.

Shareholders of the Funds are being asked to vote to permit the Funds to retain one or more sub-advisers or amend the terms of an existing sub-advisory agreement without shareholder approval. This should benefit the Funds by allowing them to hire investment sub-advisers solely on the basis of merit without concern for the significant costs and time expenditure required to solicit and obtain shareholder approval. Shareholder interests will continue to be protected by the Board of Trustees who will review and approve all sub-advisory arrangements and will monitor the performance of each sub-adviser on an ongoing basis. The Board will monitor the level of fees paid to the Investment Adviser and each sub-adviser and will have the opportunity to ensure that any economies of scale or cost benefits as a result of a new sub-advisory arrangement are passed on to Fund shareholders in the form of lower Fund fees.

Detailed Discussion.

Generally, in addition to Board approval, an investment company must obtain shareholder approval to retain a new sub-adviser or to materially amend an existing sub-advisory contract. However, the Securities and Exchange Commission has granted exemptions from this requirement in the form of “manager of managers” orders. These orders permit investment advisers and funds to retain sub-advisers and amend sub-advisory contracts without shareholder approval, subject to certain conditions. The Securities and Exchange Commission granted such an Order to the WisdomTree Trust in 2010. Several series of the Trust currently rely on the Order. The Order requires that before a Fund may rely on the Order, the Fund must obtain shareholder approval (among other conditions). Therefore, in order to provide each Fund and the Investment Adviser with the flexibility to retain sub-advisers and amend sub-advisory agreements, you are being asked to approve of the use of this arrangement for the Funds.

Approval of this proposal should help the Funds avoid unnecessary costs and provide the Funds with additional flexibility to achieve their respective investment objectives. Each Fund is an index fund. Unlike actively managed funds, where performance is driven by an adviser or sub-adviser’s specific strategy and decisions, the primary driver of index fund performance is the performance of its underlying index. An index Fund’s investment objective is best achieved when the Fund closely tracks the performance of its underlying index. Shareholders who invest in such funds generally do so for exposure to the index rather than reliance on a particular adviser or sub-adviser’s ability to generate outperformance. The process to obtain shareholder approval of new sub-advisory arrangements can take several months and cost hundreds of thousands of dollars. For these reasons, requiring shareholder approval of changes to the Funds’ sub-advisory arrangements could result in minimal additional value to shareholders but significant expenditure of time and money. If this proposal is approved, each Fund will be able to select one or more investment sub-advisers solely on the basis of merit without concern for the costs and time required to solicit and obtain shareholder approval.

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Shareholder interests will continue to be protected by the Board of Trustees who will review and approve all sub-advisory arrangements. The Board consists of a majority of persons that are “independent” of the Investment Adviser and any sub-adviser. When considering and approving new sub-adviser(s) or changes to sub-advisory contracts, the Board will analyze and consider the factors it deems relevant, such as the nature, quality and scope of services to be provided by the sub-adviser, the capabilities of the sub-adviser and the performance of funds managed by the sub-adviser. If approved, the Funds will be subject to the conditions of the Order which requires, among other things, that any change of sub-advisers or material change to a sub-advisory contract must be in the best interest of a Fund and must be approved by a Fund’s Board.

The Investment Adviser, not the Funds, will continue to pay all sub-advisory fees. The fees paid by each Fund to the Investment Adviser and any sub-adviser are subject to Board review and approval. The Board will monitor the level of fees paid to the Investment Adviser and each sub-adviser and will have the opportunity to lower such fees if it determines that the Investment Adviser has achieved cost advantages or economies of scale from any sub-advisory arrangement that should be passed on to Fund shareholders.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,

UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE

“FOR” THE APPROVAL OF EACH PROPOSAL.

UNMARKED, PROPERLY SIGNED

AND DATED PROXIES WILL BE SO VOTED.

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B. ADDITIONAL INFORMATION REGARDING PROPOSALS 1A, 1B, 2A, 2B , 2C, 2D AND 2E

1.	General.

As discussed in the Overview above, Proposals 1A and 1B relate to the approval by shareholders of the new unitary fee advisory agreement between the Investment Adviser and the Trust, on behalf of each of the Funds. Proposal 2A relates to the approval by shareholders of the applicable Fund of a new advisory agreement between the Trust and the Investment Adviser that is identical to the current advisory agreement of each Fund. Proposals 2B, 2C, 2D and 2E relate to the approval by shareholders of the applicable Fund of a new sub-advisory agreement between the Investment Adviser and the Sub-Adviser that is identical to the current advisory agreement of each Fund.

You are being asked to vote separately on each proposal solely with respect to the Fund(s) that you own. The form of new unitary fee advisory agreement, form of new advisory agreement, and each form of new sub-advisory agreement, are incorporated by reference to this Proxy Statement and may be obtained upon request, free of charge, by writing to or calling the Trust at the address or telephone number shown on the front page of this Proxy Statement.

The terms of the new unitary fee advisory agreement and the current advisory agreements are substantially similar, except that the new unitary fee advisory agreement has a unitary fee structure whereas the current advisory agreements have a variable fee structure. The new unitary fee advisory agreement described in Proposal 1A, if approved, will go into effect immediately. The new unitary fee advisory agreement described in Proposal 1B, if approved, will go into effect only if the change in control is completed after the new unitary fee advisory agreement described in Proposal 1A has been approved and gone into effect.

The terms of the new advisory agreement and each new sub-advisory agreement are identical to the terms of the current advisory agreement and each current sub-advisory agreement, respectively, except with respect to the date of execution. Proposal 2A will only go into effect if it is approved, Proposal 1A is not approved, and there is a change in control as described herein. The new sub-advisory agreement described in Proposals 2B and 2D, if approved, will go into effect on the same date that the new unitary fee advisory agreement goes into effect. The new sub-advisory agreement described in Proposals 2C and 2E, if approved, will go into effect only if there is a change in control as described herein.

2.	The Investment Adviser and Sub-Adviser.

Investment Adviser. WisdomTree Asset Management, Inc. is located at 380 Madison Avenue, 21st Floor, New York, New York 10017 and currently serves as investment adviser to the Funds pursuant to the current advisory agreement.

Sub-Adviser. Mellon Capital Management Corporation is located at 50 Fremont Street, San Francisco, California 94105 and currently serves as sub-adviser to each of the Funds. The Sub-Adviser is a wholly-owned indirect subsidiary of The Bank of New York Mellon.

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Information regarding the current advisory agreement and current sub-advisory agreements, including (a) the date of the agreements, (b) the date on which they were last approved by shareholders, and (c) the rate of compensation to the Investment Adviser and the Sub-Adviser, is provided in Appendix A. Appendix A also includes fee tables and expense examples for each Fund that provide a comparison of each Fund’s current advisory fee rate and expenses under the current advisory agreement, which reflects the current expense limitation agreement set to expire on July 31, 2013, and such Fund’s proposed advisory fee rate and the pro forma expenses under the new unitary fee advisory agreement. If the new unitary fee advisory agreement, the new advisory agreement, or the new sub-advisory agreements are approved by shareholders, the approved agreement will continue for an initial term of two years and for subsequent one-year terms so long as they are renewed annually in accordance with their terms (see discussion under “Term and Continuance of the Advisory Agreements” below). However, if the new unitary fee advisory agreement is approved in Proposal 1A and the new advisory agreement is approved in Proposal 2A, the new unitary fee advisory agreement will take precedence and the new advisory agreement will not take effect in the event that a change of control occurs even if Proposal 1B is not approved.

Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and director(s) of the Investment Adviser is set forth in Appendix B. A list of the Trustees and officers of the Trust who hold positions with the Investment Adviser is also set forth in Appendix B. Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and director(s) of the Sub-Adviser is set forth in Appendix C. A list of the Trustees and officers of the Trust who hold positions with the Sub-Adviser is also set forth in Appendix C.

3.	PROPOSALS 1A, 1B AND 2A: The New Unitary Fee Advisory Agreement and the New Advisory Agreement

Material Terms of the New Unitary Fee Advisory Agreement and the New Advisory Agreement.

The following summary of the new unitary fee advisory agreement and the new advisory agreement summarizes the material terms of these agreements and is qualified in its entirety by reference to the new unitary fee advisory agreement and the new advisory agreement, forms of which are incorporated by reference to this Proxy Statement and may be obtained upon request, free of charge, by writing to or calling the Trust at the address or telephone number shown on the front page of this Proxy Statement.

Duties of the Investment Adviser. Under the new unitary fee advisory agreement, the current advisory agreements and the new advisory agreement (each, an “Advisory Agreement” and collectively, the “Advisory Agreements”), the Investment Adviser is required to:

•	provide the Funds with advice and supervision and furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund;

•	determine, in its discretion and without prior consultation, what securities shall be purchased, held, sold, or exchanged for the Funds and what portion, if any, of the

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Funds’ assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Trust Instrument, By-Laws and registration statement on file with the SEC;

•

discharge its responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies, and limitations set forth in the Funds’ prospectus(es), statement of additional information, compliance manual, and applicable laws and regulations;

•	provide the Trust, and any other agent designated by the Trust, with records concerning the Investment Adviser’s activities which each Fund is required to maintain;

•	provide other reports reasonably requested by the Trust’s officers and Board concerning the Investment Adviser’s discharge of the foregoing responsibilities;

•	arrange for other necessary services, including custodial, transfer agency and administration; and

•	furnish to the Trust all office facilities, equipment, services and executive and administrative personnel necessary for managing the investment program of the Trust for each Fund.

The Investment Adviser may, at its own expense, select and contract with one or more investment sub-advisers to manage the investment operations and composition of each Fund and render investment advice for each Fund.

Term and Continuance of the Advisory Agreements. Each Advisory Agreement provides that unless terminated as provided therein, the Advisory Agreement shall continue for an initial term of two years. Thereafter, the Advisory Agreement shall continue in effect for successive annual periods provided such continuance is specifically approved at least annually (a) by either the vote of the Trustees or by a vote of a majority of the outstanding voting securities; and (b) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

Each Advisory Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, by vote of the Board, including a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund, or by the Investment Adviser. In each case, prior written notice to the other party should not be more than sixty (60) days’ nor less than thirty (30) days; provided that a shorter notice period shall be permitted for a Fund in the event its shares are no longer listed on a national securities exchange. Each Advisory Agreement will terminate automatically in the event of its “assignment” (as that term is defined under the 1940 Act).

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4.	PROPOSALS 2B, 2C, 2D AND 2E: The New Sub-Advisory Agreements

Material Terms of the New Sub-Advisory Agreements.

The following summary of the new sub-advisory agreements summarizes the material terms of the new sub-advisory agreements and is qualified in its entirety by reference to the new sub-advisory agreements, forms of which are incorporated by reference to this Proxy Statement and may be obtained upon request, free of charge, by writing to or calling the Trust at the address or telephone number shown on the front page of this Proxy Statement.

Duties of the Sub-Adviser. Under the current sub-advisory agreements and the new sub-advisory agreements (each, a “Sub-Advisory Agreement” and together, the “Sub-Advisory Agreements”), the Sub-Adviser is required to:

•	formulate and implement a continuous investment program and portfolio management compliance and reporting program for each Fund;

•	take whatever steps it deems necessary or advisable to implement the investment program for each Fund by arranging for the purchase and sale of securities and other investments;

•

keep the Investment Adviser fully informed on an ongoing basis of all material facts concerning the investment and reinvestment of the assets of each Fund and the operations of the Sub-Adviser, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Investment Adviser or the Trustees of the Trust, and attend meetings with the Investment Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing;

•	if requested by the Investment Adviser, provide advice about the fair value of the securities and other investments/assets in the Fund; and

•

cooperate with and provide reasonable assistance to the Investment Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust and the Investment Adviser, keep all such persons fully informed as to such matters as the Sub-Adviser considers in good faith to be necessary to the performance of their obligations to the Trust and the Investment Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

Indemnity Obligations of the Sub-Adviser and the Investment Adviser. Under the Sub-Advisory Agreements, the Sub-Adviser shall indemnify and hold harmless the Trust, the Investment Adviser, and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act), and all controlling persons (as described in Section 15 of the Securities Act of 1933) (collectively, “Manager Indemnitees”) against any and all losses, claims, damages, liabilities or

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litigation (including reasonable legal and other expenses) to which any of the Manager Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise, arising out of or based on this Agreement: (a) any breach by the Sub-Adviser of a Sub-Adviser representation or warranty made herein, (b) any willful misconduct, bad faith, reckless disregard or negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (c) any untrue statement of a material fact contained in the Prospectus or SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund(s) or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Investment Adviser or the Trust, or the omission of such information, by the Sub-Adviser Indemnitees (as defined below) for use therein. Under the Sub-Advisory Agreements covered by Proposals 2D and 2E (made on behalf of the International Hedged Equity Fund), the Sub-Adviser’s indemnification, as described above, also extends specifically to “the officers, employees, [and] consultants” of the Investment Adviser.

Under the Sub-Advisory Agreements, the Investment Adviser shall indemnify and hold harmless the Sub-Adviser, its officers, employees, consultants and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise, arising out of or based on this Agreement; provided however, the Investment Adviser shall not indemnify or hold harmless the Sub-Adviser Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising out of or based on (a) any breach by the Sub-Adviser of a Sub-Adviser representation or warranty made herein, (b) any willful misconduct, bad faith, reckless disregard or negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (c) any untrue statement of a material fact contained in the Prospectus or SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund(s) or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Investment Adviser or the Trust, or the omission of such information, by the Sub-Adviser Indemnities for use therein. Under the Sub-Advisory Agreement covered by Proposals 2D and 2E (made on behalf of the International Hedged Equity Fund), the Investment Adviser’s indemnification, as described above, also extends specifically to “the officers, employees, [and] consultants” of the Sub-Adviser.

Term and Continuance of the Sub-Advisory Agreements. Each Sub-Advisory Agreement provides that unless terminated as provided therein, the Sub-Advisory Agreement shall continue for an initial term of two years. Thereafter, the Sub-Advisory Agreement shall continue in effect for successive annual periods provided such continuance is specifically approved at least annually (a) by the vote of the Trustees; and (b) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

Each Sub-Advisory Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, by vote of the Board, or by vote of a majority of the outstanding

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voting securities of the Fund, each on sixty (60) days’ written notice to the Investment Adviser and the Sub-Adviser. Each Sub-Advisory Agreement will terminate automatically in the event of its “assignment” (as that term is defined under the 1940 Act).

Under the Sub-Advisory Agreement covered by Proposals 2D and 2E (made on behalf of the International Hedged Equity Fund), the Sub-Advisory Agreement may be terminated with respect to any Fund by the Sub-Adviser or Investment Adviser upon one hundred twenty (120) days written notice to the other. In such case, the Sub-Adviser agrees to reasonably cooperate with the Trust and Investment Adviser in connection with the transition of sub-advisory services relating to such Fund(s) to another sub-adviser.

Section 15(f) of the 1940 Act.

Section 15(f) of the 1940 Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are met. The first condition specifies that no “unfair burden” may be imposed on the fund as a result of a transaction relating to the change in control, including any express or implied terms, conditions or understandings. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the fund (other than fees for bona fide principal underwriting services), which could limit the ability of the fund to engage in brokerage transactions with certain broker-dealers, although such limits are not expected to cause any fund to change its brokerage relationships. The second condition specifies that, during the three-year period immediately following consummation of the change in control transaction, at least 75% of the fund’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser.

Consistent with the conditions of Section 15(f), WisdomTree Investments has agreed that it will not take any action that would have the effect, directly or indirectly, of causing any requirement of the provisions of Section 15(f) to be violated in the event of a change of control. The Investment Adviser has represented to the Board that no unfair burden would be imposed on the Funds as a result of a change of control.

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C. ADDITIONAL INFORMATION REGARDING PROPOSAL 3

1.	General.

Shareholders of the Funds are being asked to consider the approval of an arrangement that permits each of the Funds to appoint one or more new sub-advisers and to make material changes to sub-advisory contracts without shareholder approval. The Board has approved this arrangement for the Funds and voted to recommend its approval to each Fund’s shareholders. The regulations applicable to investment companies such as the Funds require that a written sub-advisory agreement be approved by the affirmative vote of a majority of the outstanding shares of a fund. These regulations also require that the appointment of a new sub-adviser or material modification of an existing sub-advisory agreement must also be presented for approval by a fund’s shareholders. The Securities and Exchange Commission granted a “manager of managers” Order to the WisdomTree Trust in 2010. Several series of the Trust currently rely on the Order. The Order requires that before a Fund may rely on the Order, the Fund must obtain shareholder approval (among other conditions). Therefore, in order to provide each Fund and the Investment Adviser with the flexibility to retain sub-advisers and amend sub-advisory agreements, you are being asked to approve of the use of this arrangement for the Funds.

2.	PROPOSAL 3: Approval to Make Future Changes to Sub-Advisory Arrangements Without a Shareholder Vote

Future Changes to Sub-Advisory Arrangements.

On September 8, 2010, the SEC issued the Order permitting the Investment Adviser, with the approval of the Board, to enter into or materially modify sub-advisory agreements with unaffiliated sub-advisers without requiring shareholder approval. Management anticipates that the arrangement would benefit shareholders to the extent that it will give the Investment Adviser additional flexibility to implement sub-adviser changes or materially modify sub-advisory agreements with unaffiliated sub-advisers when needed, and to avoid expensive proxy solicitations. The Fund would obtain shareholder approval of a sub-advisory agreement (or a material amendment thereto) with a sub-adviser considered to be an “affiliated person,” as defined in the 1940 Act, of the Fund or the Investment Adviser, other than by reason of serving as a sub-adviser to the Fund.

The Investment Adviser believes that the Order should enable the Funds to operate with greater efficiency by allowing the Investment Adviser to employ sub-advisers best suited to the needs of a Fund. Most importantly, each Fund will be able to select investment sub-advisers solely on the basis of merit without concern for the significant costs and time expenditure required to solicit and obtain shareholder approval. The shareholder solicitation process can take several months and cost hundreds of thousands of dollars. Approval of this proposal would allow a Fund to avoid these costs. This should help ensure that each Fund hires the most qualified sub-adviser(s) best suited to its particular investment objective and strategy and retains such sub-adviser(s) solely on the basis of merit. Each Fund is an index Fund. The primary driver of index fund performance is its underlying index. Fund management believes most investors have chosen to invest in the Funds because they want to achieve exposure to an underlying WisdomTree index and not because they favor a particular sub-adviser or strategy used by a sub-adviser. For this reason, requiring shareholder approval of sub-advisory changes could potentially result in a significant expenditure of time and money with little corresponding benefit.

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The Investment Adviser provides management services to the Funds, including overall supervisory responsibility for the general management and investment of each Fund. If the proposal is approved, the Investment Adviser, subject to the review and approval by the Board, would, in connection with the appointment of an investment sub-adviser for a Fund: (a) set the Fund’s overall investment strategies; (b) evaluate, select and recommend sub-advisers to manage all or a part of the Fund’s assets; (c) when appropriate, allocate and reallocate a Fund’s assets among multiple sub-adviser(s); (d) monitor and evaluate the investment performance of the Fund’s sub-adviser(s); and (e) implement procedures reasonably designed to ensure that the Fund’s sub-adviser(s) comply with the relevant Fund’s investment objectives, policies, and restrictions.

Shareholder interests will continue to be protected by the Board of Trustees who will review and approve all sub-advisory arrangements and will monitor the performance of each sub-adviser on an ongoing basis. The Board will monitor the level of fees paid to the Investment Adviser and each sub-adviser and will have the opportunity to ensure that any economies of scale or cost benefits as a result of a new sub-advisory arrangement are passed on to Fund shareholders in the form of lower Fund fees. In addition, the Investment Adviser, not the Funds, will continue to pay all sub-advisory fees.

Conditions of the Exemptive Relief. Under the terms of the Order, the Investment Adviser and the Funds are, and would continue to be, subject to several conditions imposed by the SEC. In addition, the Board and the Investment Adviser would not be able to enter into or materially amend a sub-advisory agreement with a sub-adviser that is affiliated with the Investment Adviser without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory agreements.

In order to rely on the Order, a majority of the Board must consist of Independent Trustees, and the nomination of new or additional Independent Trustees must be at the discretion of the then existing Independent Trustees. In addition, within 90 days of the appointment of any new sub-adviser, the Investment Adviser is required to provide the Fund’s shareholders with all information about the new sub-adviser that would be included in a proxy statement, including any changes caused by the addition of the new sub-adviser. A Fund relying on the Order must disclose in its prospectus the existence, substance and effect of the Order and must prominently disclose that the Investment Adviser has ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement.

If shareholders of a Fund do not approve the arrangement, it will not be implemented and that Fund will continue to be required to obtain shareholder approval of the retention of a sub-adviser of the Fund or any material changes to a sub-advisory agreement.

Board Considerations. In determining whether to approve this arrangement for the Funds and to recommend approval of such arrangements to shareholders, the Board, including the Independent Trustees, considered certain information and representations provided by the Investment Adviser.

The Board noted that it would continue to review and approve each sub-adviser selected by the Investment Adviser under the arrangement, and would evaluate and

22

consider for approval all new or amended sub-advisory agreements. The Board also considered that shareholder approval of Proposal 3 would not result in changes to the investment advisory fees paid by a Fund to the Investment Adviser. The Board also noted that fees paid to a sub-adviser would be negotiated between the Investment Adviser and the sub-adviser, subject to Board approval, and that any increase in the investment advisory fee paid to the Investment Adviser by the Fund pursuant to the investment advisory agreement would continue to require shareholder approval.

The Board concluded that it is appropriate and in the interests of the Fund’s shareholders to provide the Investment Adviser and the Board with maximum flexibility to enter into or materially modify sub-advisory agreements without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow the Funds to operate more efficiently.

D. OTHER BUSINESS

The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

E. ADDITIONAL INFORMATION

1.	Administrator, Principal Underwriter, Custodian and Transfer Agent

The principal underwriter/distributor of the Trust is ALPS Distributors, Inc., located at 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Bank of New York Mellon, located at 1 Wall Street, New York, New York 10286, serves as the Funds’ administrator, custodian and transfer agent.

2.	Affiliations and Affiliated Brokerage

During the Funds’ most recent fiscal year, the Funds paid no commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Funds, the Investment Adviser, or affiliated persons of such persons.

3.	Voting Information

Proxy Solicitation. The principal solicitation of proxies will be by the mailing of this Proxy Statement on or about May 14, 2012, but proxies may also be solicited by telephone and/or in person by representatives of the Trust, regular employees of the Investment Adviser, or D.F. King & Co., Inc., a private proxy services firm retained by the Funds. If we have not received your vote as the date of the Meeting approaches, you may receive a telephone call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

Cost of the Meeting. The cost of the Meeting, including the costs of retaining D.F. King & Co., Inc., preparing and mailing of the notice, proxy statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by WisdomTree Investments, and not the Funds.

23

Shareholder Voting. Shareholders of the Funds who own shares at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. One-third (33 1/3%) of a Fund’s shares entitled to vote on a proposal constitutes a quorum. Abstentions and broker non-votes will not be counted for or against the proposals, but will be counted for purposes of determining whether a quorum is present. Because the affirmative vote of a majority of the outstanding voting securities of each Fund, as defined below, is required to approve a proposal, abstentions and broker non-votes will effectively be a vote against the proposal. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” such proposal in favor of such an adjournment, and will vote those proxies required to be voted “AGAINST” such proposal, against such an adjournment.

Information regarding the number of issued and outstanding shares of each Fund as of the Record Date is provided in Appendix D, representing the same number of votes for each of such Funds. The persons who are known to have owned beneficially 5% or more of each Fund’s outstanding shares as of the Record Date are listed in Appendix E. As of the Record Date, the Trustees and officers, as a group, owned less than 1% of the outstanding shares of each Fund. As of the Record Date, there were no persons who were known to control each Fund.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted “FOR” the proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, Internet or telephone by following the enclosed instructions. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the secretary of the Trust prior to the Meeting; (b) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance in-person at the Meeting, by itself, will not revoke a previously-tendered proxy.

24

Required Vote. Approval of the proposals requires the vote of a “majority of the outstanding voting securities” of a Fund, which means the vote of 67% or more of the shares that are present at the Meeting, provided that the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the Fund’s outstanding shares, whichever is less.

If Proposal 1A is approved, the new unitary fee advisory agreement will go into effect replacing the current advisory agreement whether or not the proposed change in control has occurred.

If Proposal 1A is not approved, the current advisory agreement and current sub-advisory agreements will remain in place until the completion of the proposed change in control, at which time, the current advisory agreement and current sub-advisory agreements will terminate and, subject to shareholder approval, the new advisory agreement and new sub-advisory agreements will go into effect. As a result, if Proposal 1A is not approved and for some reason the proposed change in control does not occur, the current advisory agreement and current sub-advisory agreements will not automatically terminate and will remain in effect, and the new advisory agreement and new sub-advisory agreements will not be entered into, even if they have been approved by Fund shareholders.

If Proposal 1A is approved and the proposed change in control occurs thereafter, the new unitary fee advisory agreement which is the subject of Proposal 1B will go into effect, if Proposal 1B has been approved. If, however, Proposal 1B has not been approved, the Board will evaluate other short- and long-term options permitted by law, which could include an interim investment advisory agreement or maintaining the current ownership structure pending further discussions. If Proposals 1A and 2A are both approved, Proposal 1A takes precedence and Proposal 2A will not take effect, even if the change of control occurs after the Meeting and Proposal 1B has not been approved.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders of the Funds that reside at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and proxy statements that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust’s address, or by calling the telephone number shown on the front page of this Proxy Statement. The Trust will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

4.	Shareholder Proposals

The Trust is organized as a statutory trust under the laws of Delaware. As such, the Trust is not required to, and does not, hold annual shareholder meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Trust’s Trust Instrument and By-Laws. Shareholders who wish

25

to present a proposal for action at a future meeting should submit a written proposal to the Secretary of the Trust, c/o WisdomTree Trust, 380 Madison Avenue, 21st Floor, New York, New York 10017, for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of the Trust must be received by the Trust in writing within a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

5.	Agreements, Reports and Other Information

Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov), which contains other information about the Funds.

Further, the form of new unitary fee advisory agreement, the form of new advisory agreement and each form of new sub-advisory agreement are incorporated by reference to this Proxy Statement and may be obtained upon request, free of charge, by writing to or calling the Trust at the address or telephone number shown on the front page of this Proxy Statement.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

By Order of the Board of Trustees,

Sincerely,

/s/ Jonathan Steinberg
Jonathan Steinberg President

26

APPENDIX A

INFORMATION REGARDING THE FEES PAID TO THE

INVESTMENT ADVISER AND THE SUB-ADVISER

UNDER THE CURRENT ADVISORY AND SUB-ADVISORY AGREEMENTS

AND UNDER THE NEW UNITARY FEE ADVISORY AGREEMENT

The Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. (the “Investment Adviser”) currently serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Investment Adviser and the Trust, on behalf of the WisdomTree India Earnings Fund, the WisdomTree Middle East Dividend Fund, and the WisdomTree International Hedged Equity Fund (each, a “Fund” and together, the “Funds”), made December 3, 2007, June 25, 2008, and December 16, 2009, respectively.

Mellon Capital Management Corporation (“Mellon Capital”) currently serves as investment sub-adviser to the India Earnings Fund and the Middle East Dividend Fund pursuant to an investment sub-advisory agreement dated September 1, 2007. Mellon Capital serves as investment sub-adviser to the International Hedged Equity Fund pursuant to an investment sub-advisory agreement dated December 8, 2008.

Comparative Fee Tables and Expense Examples

The tables below describe (1) the fees and expenses of each Fund for the fiscal year ended March 31, 2011; and (2) the pro forma fees and expenses of each Fund, assuming adoption of the new unitary fee advisory agreement based on pro forma net assets for the twelve month period ended March 31, 2011.

Pro forma expense ratios shown should not be considered an actual representation of future expenses or performance. Such pro forma expense ratios project anticipated asset and expense levels, but actual ratios may be greater or less than those shown.

India Earnings Fund

Comparative Fee Table

	Under the Current Advisory Agreement		Pro Forma – Under the New Unitary Fee Advisory Agreement
Shareholder Fees (fees paid directly from your investment)	None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%		0.83%
Distribution and/or Service (12b-1) Fees	None		None
Other Expenses	0.15	%*	0.00%

Total Annual Fund Operating Expenses	0.83	%**	0.83%

*	Other expenses have been restated to reflect the level of expenses the Fund would have incurred absent an over accrual during the previous fiscal year. The Fund was reimbursed for all over accrued expenses.
**	The Investment Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual operating expenses of the Fund (excluding interest, taxes brokerage commissions, and extraordinary expenses) from exceeding 0.88% of the Fund’s average daily net assets through July 31, 2013. This agreement may be terminated by: (i) the Board of Trustees of the Trust, for any reason at any time, or (ii) the Investment Adviser, upon 90 days’ prior written notice to the Trust, effective as of the close of business on the last day of the then-current one-year period.

Comparative Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund under the current advisory agreement and the cost of investing in shares of the Fund under the new unitary fee advisory agreement, if it is adopted.

The Example also assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses as shown in the Comparative Fee Table above remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Under the Current Advisory Agreement	$85	$265	$460	$1,025
Pro Forma – Under the New Unitary Fee Advisory Agreement	$85	$265	$460	$1,025

Middle East Dividend Fund

Comparative Fee Table

	Under the Current Advisory Agreement	Pro Forma – Under the New Unitary Fee Advisory Agreement
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%	0.88%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	1.49%	0.00%
Total Annual Operating Expenses	2.17%	0.88%
Expense Reimbursements	1.29%	None

Total Annual Fund Operating Expenses After Expense Reimbursement	0.88%*	0.88%

*

The Investment Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual operating expenses of the Fund (excluding interest, taxes brokerage commissions, and extraordinary expenses) from exceeding 0.88% of the Fund’s average daily net assets through July 31, 2013. This agreement may be terminated by: (i) the Board of Trustees of the Trust, for any reason at any time, or (ii) the Investment Adviser, upon 90 days’ prior written notice to the Trust, effective as of the close of business on the last day of the then-current one-year period.

Comparative Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund under the current advisory agreement and the cost of investing in shares of the Fund under the new unitary fee advisory agreement, if it is adopted.

The Example also assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses as shown in the Comparative Fee Table above remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years	5 Years	10 Years
Under the Current Advisory Agreement	$90	*	$555	$1,046	$2,402
Pro Forma – Under the New Unitary Fee Advisory Agreement	$90		$186	$324	$726

*	Reflects expense limitation agreement expiring on July 31, 2013.

International Hedged Equity Fund

Comparative Fee Table

	Under the Current Advisory Agreement	Pro Forma –Under the New Unitary Fee Advisory Agreement
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.48%	0.58%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	1.17%	0.00%
Total Annual Operating Expenses	1.65%	0.58%
Expense Reimbursements	1.07%	None

Total Annual Fund Operating Expenses After Expense Reimbursement	0.58%*	0.58%

*	The Investment Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual operating expenses of the Fund (excluding interest, taxes brokerage commissions, and extraordinary expenses) from exceeding 0.58% of the Fund’s average daily net assets through July 31, 2013. This agreement may be terminated by: (i) the Board of Trustees of the Trust, for any reason at any time, or (ii) the Investment Adviser, upon 90 days’ prior written notice to the Trust, effective as of the close of business on the last day of the then-current one-year period.

Comparative Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund under the current advisory agreement and the cost of investing in shares of the Fund under the new unitary fee advisory agreement, if it is adopted.

The Example also assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses as shown in the Comparative Fee Table above remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years	5 Years	10 Years
Under the Current Advisory Agreement	$59	*	$416	$796	$1,865
Pro Forma – Under the New Unitary Fee Advisory Agreement	$59		$186	$324	$726

*	Reflects expense limitation agreement expiring on July 31, 2013.

For more details of the Investment Adviser’s proposed advisory fees, see the Fund’s form of new unitary fee advisory agreement and form of new advisory agreement, each of which is incorporated by reference to this Proxy Statement and may be obtained upon request, free of charge, by writing to or calling the Trust at the address or telephone number shown on the front page of this Proxy Statement.

Most Recent Shareholder Approval of Agreements and Aggregate Advisory Fee Amounts

The following information is provided below in Table A-1:

(i)	the date on which a Fund’s shareholders last approved the Fund’s investment advisory and sub-advisory agreements;

(ii)	the aggregate amount of management fees paid by each Fund to the Investment Adviser for the Fund’s most recently completed fiscal year;

(iii)	the aggregate amount of management fees that would have been paid by each Fund to the Investment Adviser for the Fund’s most recently completed fiscal year under the new unitary fee advisory agreement; and

(iv)	the difference between these two aggregate amounts.

TABLE A-1

Series Name	Date of Last Shareholder Approval of each Advisory Agreement and Sub-Advisory Agreement	Aggregate Advisory Fees Paid to Investment Adviser for FYE March 31, 2011	Aggregate Advisory Fees that would have been Paid to the Investment Adviser under the New Unitary Fee Advisory Agreement for FYE March 31, 2011	Difference Between Aggregate Amounts of Current Advisory Fee and Proposed New Unitary Fee Paid to Investment Adviser
India Earnings Fund	2/22/2008	$8,469,396	$10,337,646	$1,868,250
Middle East Dividend Fund	7/16/2008	$112,843	$146,032	$33,189
Intl Hedged Equity Fund	12/31/2009	$85,121	$102,850	$17,729

Sub-Advisory Fees

Mellon Capital receives a portion of the advisory fee payable to the Investment Adviser for its investment advisory services to the Funds. Such fees may be reduced if certain asset thresholds are met. Under both the current sub-advisory agreements and the new sub-advisory agreements, Mellon Capital receives sub-advisory fees as indicated below:

•	7.5 basis points (0.075%) of the first $1 billion in combined daily net assets of all International Equity Funds of the WisdomTree Trust (the “International Equity Funds”);

•	5 basis points (0.05%) of the next $1 billion in combined daily net assets of all International Equity Funds;

•	3 basis points (0.03%) of the next $3 billion in combined daily net assets of all International Equity Funds; and

•	2 basis points (0.02%) of the combined daily net assets of all International Equity Funds in excess of $5 billion.

Mellon Capital receives a minimum annual fee of $50,000 per Fund.

For more details of Mellon Capital’s sub-advisory fee, see the Fund’s form of new sub-advisory agreement, which is incorporated by reference to this Proxy Statement and may be obtained upon request, free of charge, by writing to or calling the Trust at the address or telephone number shown on the front page of this Proxy Statement.

APPENDIX B

CORPORATE STRUCTURE AND DIRECTORS/TRUSTEES/MANAGERS/OFFICERS

OF THE INVESTMENT ADVISER

CORPORATE STRUCTURE OF WISDOMTREE ASSET MANAGEMENT, INC. WisdomTree Asset Management, Inc., the Investment Adviser, is a 100% wholly-owned subsidiary of WisdomTree Investments, Inc., which is located at 380 Madison Avenue, 21st floor, New York, New York 10017. As of March 31, 2012, Michael Steinhardt owned between 25% and 50% of WisdomTree Investments, Inc. Mr. Steinhardt’s business address is 380 Madison Avenue, 21st floor, New York, New York 10017.

DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF WISDOMTREE ASSET MANAGEMENT, INC. The business address of the directors and principal executive officers is 380 Madison Avenue, 21st Floor, New York, New York 10017.

Name	Position Held With WisdomTree Asset Management, Inc.	Other Principal Occupation/Position
Jonathan Steinberg	Chief Executive Officer and Director	President, WisdomTree Trust since 2005; Chief Executive Officer of WisdomTree Investments, Inc. and Director of WisdomTree Investments, Inc. since 1989.

Richard Morris	Chief Compliance Officer and General Counsel	Chief Compliance Officer of the Trust since 2009; Deputy General Counsel of WisdomTree Investments, Inc. since 2005.

Bruce Lavine	President, COO, and Director	Director of WisdomTree Investments, Inc. since 2007.

Peter Ziemba	Chief Legal Officer and Executive Vice President Business & Legal Affairs	n/a

Amit Muni	Chief Financial Officer and Executive Vice President Finance	Chief Financial Officer and Assistant Secretary of WisdomTree Investments, Inc. since March 2008.

Luciano Siracusano	Chief Investment Strategist and Director of Sales	n/a

TRUSTEES/OFFICERS OF THE FUNDS WHO HOLD POSITION(S) WITH WISDOMTREE ASSET MANAGEMENT, INC. The business address of each of the following persons is 380 Madison Avenue, 21st Floor, New York, New York 10017.

Name	Position Held With the Funds	Position Held With WisdomTree Asset Management, Inc.
Jonathan Steinberg	President and Trustee	Chief Executive Officer and Director

Amit Muni	Treasurer and Assistant Secretary	Chief Financial Officer and Executive Vice President Finance

Richard Morris	Secretary, Chief Legal Officer and Chief Compliance Officer	Chief Compliance Officer and General Counsel

B-1

TRUSTEES OF THE FUNDS WHO BOUGHT/SOLD SECURITIES OF WISDOMTREE ASSET MANAGEMENT, INC. OR ITS PARENT. The Investment Adviser is a wholly-owned subsidiary of WisdomTree Investments, Inc., a publicly-traded company (NASDAQ ticker: WETF). Since the Investment Adviser’s most recently completed fiscal year ended December 31, 2011, Jonathan L. Steinberg, a Trustee of the Funds, bought or sold securities of WisdomTree Investments, Inc. as detailed in the table below.

Transaction Date	Securities Acquired (A) or Disposed of (D)	Amount	Price Per Share
01/25/2012	A	17,276	$0
01/27/2012	D	7,800	$6.32
02/02/2012	A	3,103,869	$0.05
02/02/2012	D	3,103,869	$5.33
02/03/2012	A	500,423	$0.05
02/03/2012	D	500,423	$5.33

B-2

APPENDIX C

DIRECTORS/TRUSTEES/MANAGERS/ OFFICERS

OF THE INVESTMENT SUB-ADVISERS

DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF MELLON CAPITAL MANAGEMENT CORPORATION. The business address of the directors and principal executive officers is 50 Fremont Street, San Francisco, CA 94105.

Name	Position Held With Mellon Capital Management Corporation	Other Principal Occupation/Position
William Fouse	Board of Directors and Chairman Emeritus	Dual officer of The Bank of New York

Thomas Hazuka	Board of Directors	none

David Kwan	Managing Director and Head of Fixed Income Management	Dual officer of The Bank of New York, employee of The Dreyfus Corporation

Thomas Loeb	Board of Directors and Chairman Emeritus	Dual officer of The Bank of New York

Gabriella Parcella	Chief Executive Officer and Board of Directors	Dual officer of The Bank of New York

Charles Jacklin	Board of Directors and Chairman	Dual officer of The Bank of New York, employee of The Dreyfus Corporation

Linda Lillard	Executive Vice President and Chief Operating Officer	Dual officer of The Bank of New York

Warren Chiang	Managing Director, Active Equity Strategies	Dual officer of The Bank of New York, employee of The Dreyfus Corporation

Lawrence Lee	Managing Director and Chief Compliance Officer	Dual officer of The Bank of New York

Eric Goodbar	Managing Director and Hedge Fund Strategist	Dual officer of The Bank of New York

Karen Wong	Managing Director, Equity Index Strategies	Dual officer of The Bank of New York, employee of The Dreyfus Corporation

Lynn Spang	Managing Director and Senior Managing Counsel	Dual officer of The Bank of New York

Andrew Pellegrino	Managing Director, Consultant Relations	Dual officer of The Bank of New York

Jeffrey Zhang	Executive Vice President, Chief Investment Officer, Active Strategies , and Board of Directors	Dual officer of The Bank of New York

Rose Huening-Clark	Managing Director	none

Mitchell Harris	Board of Directors	BNY Mellon - President, Investment Management; BNY Mellon Asset Management -Chairman of the Fixed Income, Cash & Currency Group; Insight Investment Management (Global ) Limited- Board of Director; Walter Scott & Partners- Director; BNY Alcentra Group Holdings, Inc- Director; Standish Mellon Asset Management Company LLC-Executive Chairman; Fixed Income and Cash AM Service Company LLC- Manager; Pareto Partners- Chairman; The Dreyfus Corporation- Director

David Dirks	Managing Director, Head of Relationship Management and Client Service North America	Dual officer of The Bank of New York

C-1

Name	Position Held With Mellon Capital Management Corporation	Other Principal Occupation/Position
Lynn Challenger	Managing Director, Head of Global Trading	Dual officer of The Bank of New York

Alexander Huberts	President, Investments & Finance, and Board of Directors	Dual officer of The Bank of New York

Vassilis Dagioglu	Managing Director, Head of Asset Allocation Portfolio Management	Dual officer of The Bank of New York, employee of The Dreyfus Corporation

Anjun Zhou	Managing Director, Head of Asset Allocation Research	none

Nicholas Fohl	Managing Director, Chief Administrative Officer	none

Charles Dolan	Board of Directors	BNY Mellon Asset Management -Chief Strategist, Fixed Income, Cash and Currency Group,

Richard Watson	Executive Vice President and Global Head of Distribution	Dual officer of The Bank of New York

Sheryl Linck	Managing Director, Head of North American Business Development	Dual officer of The Bank of New York

Abou Diop	Managing Director and Chief Information Officer	none

TRUSTEES/OFFICERS OF THE FUNDS WHO HOLD POSITION(S) WITH MELLON CAPITAL MANAGEMENT CORPORATION. The business address of each of the following persons is 50 Fremont Street, San Francisco, CA 94105.

Name	Position Held With the Funds	Position Held With Mellon Capital Management Corporation
None

C-2

APPENDIX D

OUTSTANDING SHARES

[TO BE COMPLETED]

As of the Record Date, the total number of shares outstanding for each Fund is set forth in the table below:

WisdomTree Trust
Fund	Shares Outstanding
WisdomTree Intl Hedged Equity Fund
WisdomTree Middle East Dividend Fund
WisdomTree India Earnings Fund

D-1

APPENDIX E

BENEFICIAL OWNERS OF MORE THAN 5% OF EACH WISDOMTREE FUND

As of the Record Date, the following persons owned, of record and beneficially (unless otherwise indicated), 5% or more* of each Fund’s outstanding securities:

Name of the Fund	Name and Address of the Beneficial Owner	Amount of Shares Owned	Percentage of the Fund

[TO BE COMPLETED]

*	A party holding in excess of 25% of the outstanding voting securities of a Fund is presumed to be a “control person” (as defined in the 1940 Act) of such Fund, based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted for shareholder consideration.

E-1

[FORM OF PROXY CARD]

[TO BE UPDATED BY D.F. KING & CO, INC.]

PROXY CARD FOR [FUND NAME PRINTS HERE]

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS – JUNE 29, 2012

The undersigned hereby appoint(s) ☐, ☐, and ☐, or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of WisdomTree Trust, 380 Madison Avenue, 21st Floor, New York, New York 10017 on June 29, 2012 at 8:00 a.m. Eastern Time, and at any adjournment(s) or postponements thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This proxy card will be voted as instructed. If no specification is made, the proxy card will be voted “FOR” each proposal. The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting or any adjournments.

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at [1-XXX-XXX-XXXX]. Representatives are available Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time. We have retained D.F. King & Co., Inc. to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the special meeting approaches, representatives from D.F. King & Co., Inc. may call you to remind you to exercise your vote.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 29, 2012

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT: [                                         ].

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH

PLEASE SEE THE INSTRUCTIONS BELOW IF YOU WISH TO VOTE BY PHONE (live proxy representative or touch-tone phone), BY MAIL OR VIA THE INTERNET. Please use whichever method is most convenient for you. If you choose to vote via the Internet or by phone, you should not mail your proxy card. Please vote today!

PHONE: To cast your vote by phone with a proxy voting representative, call toll-free [1-XXX-XXX-XXXX] and provide the representative with the control number found on the reverse side of this proxy card.

Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time.

MAIL: To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

Options below are available 24 hours a day / 7 days a week

PHONE: To cast your vote via a touch-tone voting line, call toll-free [1-XXX-XXX-XXXX] and enter the control number found on the reverse side of this proxy card.

INTERNET: To vote via the Internet, go to [INSERT PROXY SOLICITOR WEBSITE] and enter the control number found on the reverse side of this proxy card.

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the proxy statement that the proxy card accompanies.

Shareholder sign here	Date	Joint owner sign here	Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY

SHAREHOLDER’S VOTE IS IMPORTANT.

IF YOU RECEIVED MORE THAN ONE BALLOT BECAUSE YOU HAVE MULTIPLE INVESTMENTS IN THE FUNDS, PLEASE REMEMBER TO VOTE ALL OF YOUR BALLOTS!

Remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote. This proxy card is valid only when signed and dated.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ☐

1A. To approve a New Unitary Fee Investment Advisory Agreement between WisdomTree Trust and WisdomTree Asset Management, Inc., with respect to the Fund

FOR	AGAINST	ABSTAIN
☐	☐	☐

1B. To approve a New Unitary Fee Investment Advisory Agreement between WisdomTree Trust and WisdomTree Asset Management, Inc., with respect to the Fund, to go into effect if Proposal 1A is approved and there is a subsequent change of control of WisdomTree Asset Management, Inc., as described herein

FOR	AGAINST	ABSTAIN
☐	☐	☐

2A. To approve a New Investment Advisory Agreement that is substantially identical to the Current Investment Advisory Agreements between the Trust and WisdomTree Asset Management, Inc., with respect to the Fund, to go into effect if there is a subsequent change of control of WisdomTree Asset Management, Inc., as described herein, and Proposal 1A is not approved

FOR	AGAINST	ABSTAIN
☐	☐	☐

2B. To approve a New Investment Sub-Advisory Agreement between WisdomTree Asset Management, Inc. and Mellon Capital Management Corporation, with respect to the Fund, to go into effect if the New Unitary Fee Advisory Agreement in Proposal 1A is approved

FOR	AGAINST	ABSTAIN
☐	☐	☐

2C. To approve a New Investment Sub-Advisory Agreement between WisdomTree Asset Management, Inc. and Mellon Capital Management Corporation, with respect to the Fund, to go into effect if there is a subsequent change of control of WisdomTree Asset Management, Inc., as described herein

FOR	AGAINST	ABSTAIN
☐	☐	☐

2D. To approve a New Investment Sub-Advisory Agreement between WisdomTree Asset Management, Inc. and Mellon Capital Management Corporation, with respect to the Fund, to go into effect if the New Unitary Fee Advisory Agreement in Proposal 1A is approved

FOR	AGAINST	ABSTAIN
☐	☐	☐

2E. To approve a New Investment Sub-Advisory Agreement between WisdomTree Asset Management, Inc. and Mellon Capital Management Corporation, with respect to the Fund, to go into effect if there is a subsequent change of control of WisdomTree Asset Management, Inc., as described herein

FOR	AGAINST	ABSTAIN
☐	☐	☐

3. To approve an arrangement that allows the WisdomTree Trust’s Board of Trustees to make future changes to the Fund’s sub-advisory arrangements without a shareholder vote.

FOR	AGAINST	ABSTAIN
☐	☐	☐